Registration Nos. 033-52161/811-07143

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Post-Effective Amendment No. 48     /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 49      /X/

T. ROWE PRICE EQUITY SERIES, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering May 1, 2019

 It is proposed that this filing will become effective (check appropriate box):

// Immediately upon filing pursuant to paragraph (b)

/X/ On May 1, 2019 pursuant to paragraph (b)

// 60 days after filing pursuant to paragraph (a)(1)

// On (date) pursuant to paragraph (a)(1)

// 75 days after filing pursuant to paragraph (a)(2)

// On (date) pursuant to paragraph (a)(2) of Rule 485

 If appropriate, check the following box:

// This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus May 1, 2019

T. ROWE PRICE

Blue Chip Growth Portfolio

Blue Chip Growth Portfolio

Blue Chip Growth Portfolio—II Class

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Blue Chip Growth Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 8

Financial Highlights 13

Disclosure of Fund Portfolio Information 15

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 17

Distribution and Shareholder Servicing Fees 17

Pricing of Shares and Transactions 17

General Policies Relating to Transactions 19

Information on Distributions and Taxes 21

Rights Reserved by the Funds 22

SUMMARY	1

Investment Objective

The fund seeks to provide long-term capital growth. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%[a]	0.85%[a]

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.85	1.10

Fee waiver/expense reimbursement	(0.10)[a,b]	(0.10)[a,b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.75 [a,b]	1.00 [a,b]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.75% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$77	$261	$462	$1,040
Portfolio—II Class	102	340	597	1,333

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the investment adviser’s view, are well established in their industries and have the potential for above-average earnings growth. The fund focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The fund’s investment approach reflects the adviser’s belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong

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investment performance. Some of the companies the adviser targets for the fund should have good prospects for dividend growth, and the fund may at times invest significantly in stocks of information technology companies.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of U.S. stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market capitalization risks The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Sector concentration risks At times, the fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to the fund’s investments.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

Summary	3

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Portfolio	1.92%	11.14%	16.87%	12/29/2000
Portfolio—II Class	1.65	10.85	16.57	04/30/2002

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-4.38	8.49	13.12
Lipper Variable Annuity Underlying Large-Cap Growth Funds Average
	-0.59	9.47	14.59

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Larry J. Puglia	Chairman of Investment Advisory Committee	2000	1990

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

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Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

MORE ABOUT THE FUND	2

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

The Blue Chip Growth Portfolio is managed in a manner similar to the T. Rowe Price Blue Chip Growth Fund, a fund with the same objective and investment program as the Blue Chip Growth Portfolio but offered to the general public and not to insurance company separate accounts. However, investors should be aware that the Blue Chip Growth Portfolio is not the same as the T. Rowe Price Blue Chip Growth Fund and will not have the same performance. Investments made by the Blue Chip Growth Portfolio at any given time may not be the same as those made by the T. Rowe Price Blue Chip Growth Fund. Different performance will result due to factors such as differences in the cash flows into and out of the funds, different fees and expenses, and differences in net assets and size of holdings.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

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Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Larry J. Puglia, Chairman, Jason R. Adams, Ziad Bakri, Peter J. Bates, Eric L. DeVilbiss, Greg Dunham, Paul D. Greene II, Ryan S. Hedrick, Thomas J. Huber, Vivek Rajeswaran, David L. Rowlett, Robert W. Sharps, Taymour R. Tamaddon, Alan Tu, Justin P. White, and Rouven J. Wool-Lewis. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Puglia has been chairman of the committee since the fund’s inception in 2000. He joined the Firm in 1990 and his investment experience dates from 1989. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.85% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.75% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are willing to accept the risks of investing in established growth stocks in an effort to achieve long-term capital growth, the fund could be appropriate for you. This fund should not represent your complete investment program or be used for short-term trading purposes.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. A successful implementation of our strategy could lead to long-term growth of capital. By investing in companies with proven track records, the fund should be less risky than one focusing on newer or smaller companies while still offering significant appreciation potential.

More About the Fund	7

A “blue chip” investment approach seeks to identify blue chip growth companies—those with strong market franchises in industries that appear to be strategically poised for long-term growth. Our strategy reflects T. Rowe Price’s belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) and a positive outlook for the overall industry will ultimately result in a higher stock price. While the primary emphasis is on a company’s prospects for future growth, the fund will not purchase securities that, in T. Rowe Price’s opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the fund looks for stocks attractively priced relative to their anticipated long-term value.

The fund will generally take the following into consideration:

Market positions Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

Management Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. Our analysts will evaluate the depth and breadth of a company’s management experience.

Financial fundamentals Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can help to cushion share prices in a down market. Since many investors buy these stocks for anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Information technology sector risks Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Foreign investing risks Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Because the fund is permitted to invest a significant portion of its assets in foreign securities, it generally carries more risk than a fund that invests strictly in U.S. assets. Foreign securities tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar.

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

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In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

Derivatives risks The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Healthcare sector risks The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

More About the Fund	9

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies.

The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

The fund’s investments are primarily in common stocks and, to a lesser degree, other types of securities, as follows:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis, and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more

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years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Operating policy The fund’s investments in foreign securities are limited to 20% of its total assets. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Debt Instruments

The fund may invest in bonds and debt instruments of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. These investments will be made in companies, municipalities, or entities that meet the fund’s investment criteria. Such investments may have a fixed, variable, or floating interest rate. The price of a bond or fixed rate debt instrument usually fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Investments involving below investment-grade issuers or borrowers can be more volatile and have greater risk of default than investment-grade bonds. Certain of these investments may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.

Operating policy The fund’s investments in noninvestment-grade debt instruments, which could include “junk” bonds and loans, are limited to 5% of its total assets. The fund’s investments in convertible securities are not subject to this limit.

Futures and Options

Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

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Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Currency Derivatives

A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold

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directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

Types of Investment Management Practices

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses.

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Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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financial highlights	For a share outstanding throughout each period

Portfolio
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$31.22	$23.19	$23.01	$20.72	$18.98

Investment activities
Net investment loss (1) (3)	–(2)	(0.02)	–(2)	(0.03)	(0.03)
Net realized and unrealized gain / loss	0.61	8.41	0.18	2.32	1.77
Total from investment activities	0.61	8.39	0.18	2.29	1.74

Distributions
Net realized gain	(1.04)	(0.36)	–	–	–

NET ASSET VALUE
End of period	$30.79	$31.22	$23.19	$23.01	$20.72

Ratios/Supplemental Data

Total return(3) (4)	1.92%	36.17%	0.78%	11.05%	9.17%

Ratios to average net assets: (3)
Gross expenses before waivers/payments by Price Associates	0.80%	0.85%	0.85%	0.85%	0.85%
Net expenses after waivers/payments by Price Associates	0.80%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.01)%	(0.06)%	(0.02)%	(0.12)%	(0.15)%

Portfolio turnover rate	30.1%	31.8%	35.1%	31.4%	33.6%
Net assets, end of period (in thousands)	$950,220	$816,602	$505,252	$531,415	$362,959
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Amounts round to less than $0.01 per share.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

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financial highlights	For a share outstanding throughout each period

Portfolio–II Class
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$30.19	$22.49	$22.37	$20.19	$18.55

Investment activities
Net investment loss(1) (2)	(0.09)	(0.08)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain / loss	0.60	8.14	0.18	2.26	1.72
Total from investment activities	0.51	8.06	0.12	2.18	1.64

Distributions
Net realized gain	(1.04)	(0.36)	–	–	–

NET ASSET VALUE
End of period	$29.66	$30.19	$22.49	$22.37	$20.19

Ratios/Supplemental Data

Total return(2) (3)	1.65%	35.83%	0.54%	10.80%	8.84%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.05%	1.10%	1.10%	1.10%	1.10%
Net expenses after waivers/payments by Price Associates	1.05%	1.10%	1.10%	1.10%	1.10%
Net investment loss	(0.27)%	(0.31)%	(0.27)%	(0.37)%	(0.40)%

Portfolio turnover rate	30.1%	31.8%	35.1%	31.4%	33.6%
Net assets, end of period (in thousands)	$425,060	$457,215	$331,907	$293,023	$216,261
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder

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reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

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To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

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intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

T. Rowe Price	20

stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

T. Rowe Price Account Information	21

Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

T. Rowe Price	22

annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E307-040 5/1/19

Prospectus May 1, 2019

T. ROWE PRICE

Equity Income Portfolio

Equity Income Portfolio

Equity Income Portfolio—II Class

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Equity Income Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 9

Financial Highlights 13

Disclosure of Fund Portfolio Information 15

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 17

Distribution and Shareholder Servicing Fees 17

Pricing of Shares and Transactions 17

General Policies Relating to Transactions 19

Information on Distributions and Taxes 21

Rights Reserved by the Funds 22

SUMMARY	1

Investment Objective

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%[a]	0.85%[a]

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.85	1.10

Fee waiver/expense reimbursement	(0.11)[a,b]	(0.11)[a,b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.74 [a,b]	0.99 [a,b]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.74% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$76	$260	$461	$1,039
Portfolio—II Class	101	339	596	1,332

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

The fund typically employs a “value” approach in selecting investments. The fund’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

T. Rowe Price	2

In selecting investments, the fund’s investment adviser generally looks for companies in the aggregate with one or more of the following:

• an established operating history;

• above-average dividend yield relative to the broader equity market;

• low price/earnings ratio relative to the broader equity market;

• a sound balance sheet and other positive financial characteristics; or

• low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

The adviser generally seeks investments in large-capitalization companies and the fund’s yield, which reflects the level of dividends paid by the fund, is expected to normally exceed the yield of the Russell 1000® Value Index. In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objective. The fund may at times invest significantly in certain sectors, such as the financials sector.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Dividend-paying stock risks The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Market capitalization risks Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to the fund’s investments.

Sector concentration risks At times, the fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the fund may have a significant portion of its assets invested in securities of

Summary	3

companies in the financials sector. Companies in the financials sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Portfolio	-9.50%	4.59%	10.56%	03/31/1994
Portfolio—II Class	-9.69	4.33	10.28	04/30/2002

Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)
	-8.27	5.95	11.18
Lipper Variable Annuity Underlying Equity Income Funds Average
	-7.91	5.28	10.65

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
John D. Linehan	Chairman of Investment Advisory Committee	2015	1998

T. Rowe Price	4

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

MORE ABOUT THE FUND	2

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

The Equity Income Portfolio is managed in a manner similar to the T. Rowe Price Equity Income Fund, a fund with the same objective and investment program as the Equity Income Portfolio but offered to the general public and not to insurance company separate accounts. However, investors should be aware that the Equity Income Portfolio is not the same as the T. Rowe Price Equity Income Fund and will not have the same performance. Investments made by the Equity Income Portfolio at any given time may not be the same as those made by the T. Rowe Price Equity Income Fund. Different performance will result due to factors such as differences in the cash flows into and out of the funds, different fees and expenses, and differences in net assets and size of holdings.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

T. Rowe Price	6

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: John D. Linehan, Chairman, Jason R. Adams, Mark S. Finn, Ryan S. Hedrick, Jon R. Hussey, Shinwoo Kim, Matt Mahon, Daniel Martino, Heather K. McPherson, Preeta Ragavan, Melanie A. Rizzo, Farris G. Shuggi, Matthew J. Snowling, and James Stillwagon. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Linehan has been chairman of the committee since 2015. He joined the Firm in 1998 and his investment experience dates from 1989. During the past five years, he has served as a portfolio manager and the Head of U.S. Equity for T. Rowe Price (from February 2010 through June 2014). The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.85% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.74% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are seeking a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may hold up better in falling markets.

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T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund’s yield to be above that of the Russell 1000® Value Index. The fund will tend to take a “value” approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors attempt to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly.

Some of the principal measures used to identify such stocks are:

Price/earnings ratio Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

Price/book value ratio Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.

Dividend yield A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity.

A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

Price/cash flow Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.

Undervalued assets This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

Restructuring opportunities Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.

Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

The fund’s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment

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of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Banking and financial companies risks To the extent the fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

Value investing risks Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Foreign investing risks Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Because the fund is permitted to invest a significant portion of its assets in foreign securities, it generally carries more risk than a fund that invests strictly in U.S. assets. Foreign securities tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar.

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

Derivatives risks The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Small- and mid-cap company risks To the extent the fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have more limited product lines, less capital reserves, and less seasoned management, all of which could hinder their efforts to respond to economic, market, and industry changes. In addition, their securities may trade less frequently and with greater price swings.

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Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in common stocks.

The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

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Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

The fund’s investments are primarily in common stocks and, to a lesser degree, other types of securities, as follows:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis, and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Operating policy The fund’s investments in foreign securities are limited to 25% of its total assets. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Debt Instruments

The fund may invest in bonds and debt instruments of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. These investments will be made in companies, municipalities, or entities that meet the fund’s investment criteria. Such investments may have a fixed, variable, or floating interest rate. The price of a bond or fixed rate debt instrument usually fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Investments involving below investment-grade issuers or borrowers can be more volatile and have greater risk of default than investment-grade bonds. Certain of these investments may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.

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Operating policy The fund’s investments in noninvestment-grade debt instruments, which could include “junk” bonds and loans, are limited to 10% of its total assets. The fund’s investments in convertible securities are not subject to this limit.

Futures and Options

Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Currency Derivatives

A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

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The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

Types of Investment Management Practices

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

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Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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financial highlights	For a share outstanding throughout each period

Portfolio
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$29.27	$28.34	$26.81	$30.02	$28.45

Investment activities
Net investment income(1)(2)	0.58	0.51	0.61	0.52	0.50
Net realized and unrealized gain / loss	(3.28)	4.00	4.50(3)	(2.58)	1.58
Total from investment activities	(2.70)	4.51	5.11	(2.06)	2.08

Distributions
Net investment income	(0.59)	(0.53)	(0.67)	(0.53)	(0.51)
Net realized gain	(2.62)	(3.05)	(2.91)	(0.62)	–
Total distributions	(3.21)	(3.58)	(3.58)	(1.15)	(0.51)

NET ASSET VALUE
End of period	$23.36	$29.27	$28.34	$26.81	$30.02

Ratios/Supplemental Data

Total return(2) (4)	(9.50)%	16.02%	19.17%(3)	(6.85)%	7.38%

Ratios to average net assets: (2)
Gross expenses before waivers/payments by Price Associates	0.80%	0.85%	0.85%	0.85%	0.85%
Net expenses after waivers/payments by Price Associates	0.80%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.01%	1.73%	2.17%	1.78%	1.72%

Portfolio turnover rate	16.5%	19.9%	18.5%	27.5%	11.4%
Net assets, end of period (in millions)	$428	$541	$551	$605	$851
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Includes a voluntary payment from Price Associates, related to a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action, representing $0.13 per share based upon shares outstanding on the date of payment (6/6/16). The payment increased total return by 0.53%.

(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

More About the Fund	15

financial highlights	For a share outstanding throughout each period

Portfolio–II Class
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$29.16	$28.25	$26.73	$29.94	$28.38

Investment activities
Net investment income(1)(2)	0.51	0.44	0.52	0.44	0.43
Net realized and unrealized gain / loss	(3.26)	3.98	4.50(3)	(2.57)	1.57
Total from investment activities	(2.75)	4.42	5.02	(2.13)	2.00

Distributions
Net investment income	(0.52)	(0.46)	(0.59)	(0.46)	(0.44)
Net realized gain	(2.62)	(3.05)	(2.91)	(0.62)	–
Total distributions	(3.14)	(3.51)	(3.50)	(1.08)	(0.44)

NET ASSET VALUE
End of period	$23.27	$29.16	$28.25	$26.73	$29.94

Ratios/Supplemental Data

Total return(2)(4)	(9.69)%	15.73%	18.85%(3)	(7.10)%	7.10%

Ratios to average net assets: (2)
Gross expenses before waivers/payments by Price Associates	1.05%	1.10%	1.10%	1.10%	1.10%
Net expenses after waivers/payments by Price Associates	1.05%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.77%	1.48%	1.89%	1.51%	1.47%

Portfolio turnover rate	16.5%	19.9%	18.5%	27.5%	11.4%
Net assets, end of period (in thousands)	$183,383	$208,017	$205,562	$270,238	$406,097
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Includes a voluntary payment from Price Associates, related to a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action, representing $0.13 per share based upon shares outstanding on the date of payment (6/6/16). The payment increased total return by 0.51%.

(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s

T. Rowe Price	16

complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

T. Rowe Price	18

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

T. Rowe Price Account Information	19

intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

T. Rowe Price	20

stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

T. Rowe Price Account Information	21

Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

T. Rowe Price	22

annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E300-040 5/1/19

Prospectus May 1, 2019

T. ROWE PRICE

Equity Index 500 Portfolio

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Equity Index 500 Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 9

Financial Highlights 13

Disclosure of Fund Portfolio Information 13

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 15

Distribution and Shareholder Servicing Fees 15

Pricing of Shares and Transactions 15

General Policies Relating to Transactions 17

Information on Distributions and Taxes 19

Rights Reserved by the Funds 20

SUMMARY	1

Investment Objective

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%[a]

Other expenses	—

Total annual fund operating expenses	0.40

Fee waiver/expense reimbursement	(0.01)[a,b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.39 [a,b]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.39% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$40	$127	$223	$504

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund attempts to match the investment return of large-capitalization U.S. stocks by seeking to match the performance of its benchmark index, the S&P 500 Index. The fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500 and seeking to maintain holdings of each stock in proportion to its weight in the index.

The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. (Market capitalization is the number of a company’s outstanding shares multiplied by the market price per share.)

Using a committee process, S&P Dow Jones Indices LLC (“SPDJI”) constructs the benchmark index by applying certain eligibility factors to common stocks of U.S. companies. Eligibility factors include, but are not limited to, domicile, exchange listing,

T. Rowe Price	2

organizational structure and share type, market capitalization, liquidity, ownership (investable weight factor), sector representation, and financial viability. Index constituents are weighted by float-adjusted market capitalization.

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks that are included in its benchmark index. T. Rowe Price compares the composition of the fund to that of the index. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an effort to realign it with its index.

While most assets will be invested in common stocks, the fund may also purchase stock index futures contracts. Futures would typically be used to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks represented in the fund’s benchmark index. In addition, the fund lends its portfolio securities as a means of generating additional income.

While there is no guarantee, the correlation between the fund and its benchmark index is expected to be at least 0.95. A correlation of 1.00 indicates that the returns of the fund and the index will always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean price movements in the fund are unrelated to price movements in the index.

The fund may sell securities to better align its portfolio with the characteristics of its benchmark index or to satisfy redemption requests. The fund will generally seek to sell securities that have been removed from the benchmark index within a reasonable timeframe taking into consideration market conditions.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Risks of U.S. stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Market capitalization risks Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Index investing risks Because the fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the fund’s performance may lag the performance of actively managed funds.

Tracking error risks The returns of the fund are expected to be slightly below the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its benchmark index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares.

Futures risks The fund’s use of stock index futures exposes it to potential volatility and losses in excess of direct investments in the contract’s underlying assets. The values of the fund’s positions in stock index futures tend to fluctuate in response to changes in the value of the underlying index, which exposes the fund to the risk that the underlying index will not move in a direction that is favorable to the fund. While the value of a stock index futures contract tends to correlate with the value of the underlying index, differences between the futures market and the value of the underlying index may result in an imperfect correlation. Since losses could result from market movement, the fund may need to sell other portfolio securities at disadvantageous times in order to meet daily margin requirements. The futures markets may experience reduced liquidity, which could result in losses to the fund and cause the fund to be unable to settle its futures positions.

Securities lending risks Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities to the fund in a timely manner or not at all. The fund may also lose money if there is a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. In addition, securities lending activities may cause adverse tax consequences for the fund.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

Summary	3

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Equity Index 500 Portfolio	-4.82%	8.03%	12.68%	12/29/2000

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-4.38	8.49	13.12
Lipper Variable Annuity Underlying S&P 500 Index Funds Average
	-4.74	8.03	12.70

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ken D. Uematsu	Chairman of Investment Advisory Committee	2008	1997

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

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Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

MORE ABOUT THE FUND	2

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

The Equity Index 500 Portfolio is managed in a manner similar to the T. Rowe Price Equity Index 500 Fund, a fund with the same objective and investment program as the Equity Index 500 Portfolio but offered to the general public and not to insurance company separate accounts. However, investors should be aware that the Equity Index 500 Portfolio is not the same as the T. Rowe Price Equity Index 500 Fund and will not have the same performance. Investments made by the Equity Index 500 Portfolio at any given time may not be the same as those made by the T. Rowe Price Equity Index 500 Fund. Different performance will result due to factors such as differences in the cash flows into and out of the funds, different fees and expenses, and differences in net assets and size of holdings.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

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Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Ken D. Uematsu, Chairman, E. Frederick Bair, Neil Smith, and Michael T. Wehn. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Uematsu became cochairman of the fund in 2008 and was appointed as sole chairman effective May 1, 2016. He joined the Firm in 1997 and his investment experience dates from 1998. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.40% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.39% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a low-cost way to invest in U.S. large-cap stocks and can accept the risks that accompany stock and index investing, the fund could be an appropriate part of your overall investment strategy.

Index investing provides investors with a convenient and relatively low-cost way to approximate the performance of a particular market. Because index funds generally are passively managed, their expenses tend to be lower than the average actively managed fund. Index funds are managed to track the return of a particular benchmark. Since fewer resources are devoted to researching stocks or bonds, and portfolio turnover (the buying and selling of securities) tends to be low, an index fund typically incurs lower costs than the average stock or bond fund. The typical stock or bond fund is actively managed, meaning the portfolio manager makes purchase and sell decisions based on a particular security’s prospects in pursuit of the fund’s investment objective. In addition, index funds are almost entirely invested in stocks or bonds while actively managed funds often hold cash for strategic and defensive purposes.

More About the Fund	7

Since the fund is passively managed and seeks to remain fully invested at all times, assets will not be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform this fund.

The fund is designed to track a segment of the U.S. stock market—whether it is rising or falling. Markets as a whole can decline for many reasons, including adverse local, political, social or economic developments in the U.S. or abroad, changes in investor psychology, or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks.

The fund attempts to track the large-cap U.S. stock market by investing substantially all of its assets in proportion to the stocks represented in the S&P 500.

The S&P 500 is one of the most widely tracked stock indices in the world. If you want to closely match the performance of this index, with the same level of risk, the fund may be an appropriate choice.

The inclusion of a stock in the S&P 500 Index is not an endorsement by SPDJI of the stock as an investment, nor is SPDJI a sponsor of the fund or in any way affiliated with it.

The S&P 500 Index is a product of SPDJI, and has been licensed for use by T. Rowe Price. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by T. Rowe Price. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to T. Rowe Price with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to T. Rowe Price or the fund. S&P Dow Jones Indices have no obligation to take the needs of T. Rowe Price or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the fund currently being issued by T. Rowe Price, but which may be similar to and competitive with the fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY T. ROWE PRICE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND T. ROWE PRICE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

While most of the fund’s assets will be invested in common stocks represented in the fund’s benchmark index, the fund may also purchase stock index futures contracts. Investments in futures typically serve as a tool to manage cash flows into and out of the fund

T. Rowe Price	8

and maintain liquidity while being invested in the market, and may be used as an efficient means of gaining exposure to all or part of the fund’s index.

The fund may also lend its portfolio securities in order to earn additional income, primarily through the receipt of borrowing fees and earnings on invested collateral. Security loans do not have stated maturity dates, although the fund may typically terminate the loan and recall a security at any time. The fund receives collateral from the borrower, which is maintained by the fund throughout the loan period and marked on a daily basis against the current value of the loaned security. The fund’s lending activities are administered by lending agents and the collateral is invested in an affiliated T. Rowe Price money market or short-term bond fund. Under the securities lending agreement, the lending agent indemnifies the fund against certain losses resulting from a borrower’s default or failure to return the securities, but not for the reinvestment of the collateral. The fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the loaned securities, but will not have the right to vote on securities while they are on loan.

As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Market capitalization risks While there is no guarantee, the fund should tend to be less volatile than most stock funds because of its focus on U.S. larger-cap stocks. The fund emphasizes large-cap stocks, which may at times lag the performance of stocks of smaller, faster-growing companies. However, large-cap stocks may also pay a modest dividend that can help offset losses in falling markets.

Tracking error risks The fund is susceptible to some degree of tracking error, meaning the fund’s returns are likely to be slightly below those of its index because the fund incurs fees and transaction expenses, while the index has no fees or expenses. The timing of cash flows and the fund’s size can also influence returns. For example, the fund’s failure to reach a certain asset size may limit its ability to purchase all the stocks in the index and achieve full replication. Or, a large cash flow into or out of the fund may cause its return to deviate from the index.

Futures risks Risks related to the fund’s use of futures contracts include possible illiquidity of the futures markets, contract prices that can be volatile and imperfectly correlated to movements in underlying security values, and potential losses in excess of the fund’s initial investment.

Securities lending risks Securities lending involves the risk that the borrower may fail to return the loaned securities to the fund in a timely manner or not at all. As a result, the fund could lose money if it experiences a delay in recovering the loaned securities or if it is ultimately unable to recover the securities. Although the fund receives collateral based on the value of the loaned securities and indemnifications from its lending agents, the fund could still lose money if the value of the collateral declines, including the value of any investments made with cash collateral, or if the lending agent fails to perform its obligations under its lending agreement with the fund. These events, as well as the receipt of certain income or revenue earned in connection with securities lending, could result in adverse tax consequences for the fund.

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks From time to time, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. The fund may occasionally purchase exchange-traded funds to help realign the fund’s portfolio in proportion to its benchmark index or minimize any deviations in performance from its benchmark index, gain broad market or sector exposure while awaiting the purchase of underlying securities, or to limit the fund’s cash reserves. To the extent the fund invests in exchange-traded funds, the fund will bear its proportionate share of each exchange-traded fund’s fees and expenses. An investment in an exchange-traded fund involves substantially the same risks as investing directly in the exchange-traded fund’s underlying assets, although an exchange-traded fund may have greater price volatility than its underlying assets and its shares may have lower overall liquidity.

Derivatives risks The fund may, to a limited extent, invest in other derivatives, such as options, that are consistent with its investment program. The use of derivatives exposes the fund to additional risks that are different from, and potentially greater than,

More About the Fund	9

investments in more traditional securities. Derivatives may not move in the direction anticipated by the portfolio manager and the fund could be exposed to significant losses if a counterparty fails to meet its obligations under the contract, although counterparty risk related to exchange-traded derivatives, such as options and futures contracts, is minimal because the exchange’s clearinghouse provides protection against defaults.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Information technology sector risks Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Healthcare sector risks The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in stocks represented in the fund’s benchmark index.

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The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

The fund must normally invest at least 80% of net assets in securities that are included in its benchmark index.

Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Industry Concentration As a fundamental policy, the fund will not invest more than 25% of net assets (concentrate) in any single industry except to the extent the fund’s benchmark index concentrates in that industry.

The fund’s investments are primarily in common stocks and, to a lesser degree, other types of securities as follows:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Futures and Options

Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring

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futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options. Investments in futures and options will not exceed 10% of the fund’s total assets.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

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Types of Investment Management Practices

Reserve Position

The fund may hold a certain portion of its assets in cash or cash equivalents. The fund’s reserve position will primarily consist of shares of a T. Rowe Price internal money market fund or short-term bond fund; U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements rated in the two highest rating categories that mature in one year or less; and cash. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the fund, and can serve as a short-term defense during periods of unusual market volatility. If the fund has significant holdings in reserves, it could compromise the fund’s ability to meet its objective. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

financial highlights	For a share outstanding throughout each period

	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$19.66	$16.90	$15.46	$15.63	$14.03

Investment activities
Net investment income(1) (2)	0.34	0.31	0.29	0.34	0.24
Net realized and unrealized gain / loss	(1.26)	3.27	1.44	(0.17)	1.60
Total from investment activities	(0.92)	3.58	1.73	0.17	1.84

Distributions
Net investment income	(0.32)	(0.31)	(0.29)	(0.34)	(0.24)
Net realized gain	(0.43)	(0.51)	–	–	–
Total distributions	(0.75)	(0.82)	(0.29)	(0.34)	(0.24)

NET ASSET VALUE
End of period	$17.99	$19.66	$16.90	$15.46	$15.63

Ratios/Supplemental Data

Total return(2)(3)	(4.82)%	21.31%	11.30%	1.13%	13.22%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.40%	0.40%	0.40%	0.40%	0.40%
Net expenses after waivers/payments by Price Associates	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.68%	1.68%	1.83%	2.15%	1.66%

Portfolio turnover rate	9.7%	36.8%	17.6%	15.9%	12.8%
Net assets, end of period (in thousands)	$17,850	$18,089	$15,973	$15,358	$15,668
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The

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shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

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To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

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intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

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stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

T. Rowe Price Account Information	19

Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

T. Rowe Price	20

annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E308-040 5/1/19

Prospectus May 1, 2019

T. ROWE PRICE

Health Sciences Portfolio

Health Sciences Portfolio

Health Sciences Portfolio—II Class

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Health Sciences Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 8

Financial Highlights 13

Disclosure of Fund Portfolio Information 15

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 17

Distribution and Shareholder Servicing Fees 17

Pricing of Shares and Transactions 17

General Policies Relating to Transactions 19

Information on Distributions and Taxes 21

Rights Reserved by the Funds 22

SUMMARY	1

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.95%[a]	0.95%[a]

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.95	1.20

Fee waiver/expense reimbursement	(0.01)[a,b]	(0.01)[a,b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.94 [a,b]	1.19 [a,b]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.94% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$96	$302	$525	$1,165
Portfolio—II Class	121	380	659	1,454

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 45.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

The fund defines the health sciences industry broadly and divides it into four main areas: pharmaceutical companies; health care services companies; medical products and devices providers; and biotechnology firms. Our allocation among these four areas will vary depending on the relative potential we see within each area and the outlook for the overall health sciences sector.

T. Rowe Price	2

The fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks and options in keeping with the fund’s objective.

The fund may write call and put options primarily as a means of generating additional income. Normally, the fund will own the securities on which it writes call or put options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of U.S. stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Market capitalization risks The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Industry risks A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in health sciences companies, the fund may perform poorly during a downturn in that industry. Health sciences companies can be adversely affected by, among other things, legislative or regulatory changes, intense competitive challenges, the need for government approval to offer products and services, and product obsolescence.

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to the fund’s investments.

Summary	3

Options risks To the extent the fund uses options, it is exposed to additional volatility and potential losses. Writing call or put options exposes the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund. Certain call options carry a potentially unlimited risk of loss.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Portfolio	1.11%	11.37%	19.05%	12/29/2000
Portfolio—II Class	0.86	11.09	18.75	04/30/2002

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-4.38	8.49	13.12
Lipper Variable Annuity Underlying Health/Biotechnology Funds Average
	1.45	9.11	15.42

Updated performance information is available through troweprice.com.

T. Rowe Price	4

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ziad Bakri	Chairman of Investment Advisory Committee	2016	2011

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

MORE ABOUT THE FUND	2

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

The Health Sciences Portfolio is managed in a manner similar to the T. Rowe Price Health Sciences Fund, a fund with the same objective and investment program as the Health Sciences Portfolio but offered to the general public and not to insurance company separate accounts. However, investors should be aware that the Health Sciences Portfolio is not the same as the T. Rowe Price Health Sciences Fund and will not have the same performance. Investments made by the Health Sciences Portfolio at any given time may not be the same as those made by the T. Rowe Price Health Sciences Fund. Different performance will result due to factors such as differences in the cash flows into and out of the funds, different fees and expenses, and differences in net assets and size of holdings.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

T. Rowe Price	6

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Ziad Bakri, Chairman, Anne Daub, Melissa C. Gallagher, John Hall, Jeffrey Holford, Rachel Jonas, Adam Poussard, Taymour R. Tamaddon, Jon Davis Wood, Rouven J. Wool-Lewis, and Nina Xu. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Bakri has been chairman of the committee since 2016. He joined the Firm in 2011 and his investment experience dates from 2005. Since joining the Firm, he has served as an investment analyst covering the healthcare sector. Prior to joining the Firm, he was an equity research analyst with Cowen and Company and an investment banking analyst with Merrill Lynch. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.95% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.94% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive approach to capital growth through investment in health sciences stocks, and can accept the potential for volatile price fluctuations, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

The fund’s investment program reflects the view of T. Rowe Price that rapid advances in the health care, medicine, and life sciences fields offer substantial opportunities for superior long-term capital appreciation. The health care field is experiencing unprecedented change, and there have been significant efforts by consumers, corporations, insurers, and governments to slow escalating costs. At the

More About the Fund	7

same time, the aging of the American population could result in a higher portion of gross domestic product being spent on health care and medicine. Industry consolidation, the shift from medical treatment to prevention, quicker approval of new drugs, the possible restructuring of Medicare/Medicaid, health care reform, and the prolonging of life through new technology are major forces transforming health sciences companies. These factors could present favorable prospects over the long term for companies that can provide quality products and services at a competitive price.

Since this fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care.

Developments that could adversely affect the fund’s share price include:

• increased competition within the health care industry;

• changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented;

• reductions in government funding or price controls imposed by a government;

• government non-approval of products and services;

• product liability or other litigation; and

• the obsolescence of popular products.

As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Healthcare sciences companies risks Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Nondiversification risks Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it may be more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Growth and value investment risks The fund’s investments in growth stocks could result in greater volatility because of the generally higher valuations of these stocks. The fund’s use of the value approach carries the risks that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Foreign investing risks Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Because the fund is permitted to invest a significant portion of its assets in foreign securities, it generally carries more risk than a fund that invests strictly in U.S. assets. Foreign securities tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar.

T. Rowe Price	8

Options risks Options will be used by the fund mainly to protect against downside risk or to enhance the fund’s income, although they may also be used to adjust the fund’s exposure to certain holdings. Writing call options on securities that it owns exposes the fund to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Certain call options carry an unlimited risk of loss. If the fund writes put options, it is exposed to the risk that it will have to purchase securities at a price above their market value, which can increase fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by the fund for writing options.

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

Derivatives risks The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in the health sciences industry.

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The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

Nondiversified Status

The fund is a nondiversified mutual fund. Therefore, the fund is able to invest more than 5% of its assets in the securities of individual foreign governments and may invest a greater portion of its assets in a single issuer than a diversified fund. Since the fund is a nondiversified investment company and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be subject to greater credit or other risks with respect to its portfolio securities and greater volatility with respect to its share price than an investment company that is more broadly diversified.

The fund however, intends to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. This requires the fund to limit its investments so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of the fund’s assets, no more than 25% may be invested in a single issuer.

Industry Concentration The fund will concentrate its investments in the health sciences industry as defined by this prospectus. As noted, the fund’s narrower investment focus and concentration in a relatively volatile sector of the market will likely make this fund’s share price fluctuate more than that of a broadly diversified portfolio. As a matter of fundamental policy, the fund will concentrate (invest more than 25% of its net assets) in the health sciences industry as defined in this prospectus.

The fund’s investments are primarily in common stocks and, to a lesser degree, other types of securities, as follows:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis, and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

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Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Operating policy The fund’s investments in foreign securities are limited to 35% of its total assets. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Futures and Options

Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

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Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Currency Derivatives

A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold

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directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

Types of Investment Management Practices

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses.

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Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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financial highlights	For a share outstanding throughout each period

Portfolio
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$42.33	$34.64	$38.98	$37.40	$30.65

Investment activities
Net investment loss(1)(2)	(0.05)	(0.07)	(0.09)	(0.14)	(0.09)
Net realized and unrealized gain / loss	0.55	9.62	(3.99)	4.88	9.74
Total from investment activities	0.50	9.55	(4.08)	4.74	9.65

Distributions
Net realized gain	(2.49)	(1.86)	(0.26)	(3.16)	(2.90)

NET ASSET VALUE
End of period	$40.34	$42.33	$34.64	$38.98	$37.40

Ratios/Supplemental Data

Total return(2)(3)	1.11%	27.58%	(10.48)%	12.76%	31.57%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.95%	0.95%	0.95%	0.95%	0.95%
Net expenses after waivers/payments by Price Associates	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss	(0.12)%	(0.17)%	(0.27)%	(0.33)%	(0.26)%

Portfolio turnover rate	45.5%	42.8%	28.5%	31.6%	43.0%
Net assets, end of period (in thousands)	$95,922	$88,840	$71,085	$100,233	$75,142
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

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financial highlights	For a share outstanding throughout each period

Portfolio–II Class
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$40.73	$33.38	$37.67	$36.25	$29.80

Investment activities
Net investment loss(1)(2)	(0.17)	(0.16)	(0.18)	(0.24)	(0.17)
Net realized and unrealized gain / loss	0.55	9.27	(3.85)	4.73	9.45
Total from investment activities	0.38	9.11	(4.03)	4.49	9.28

Distributions
Net realized gain	(2.49)	(1.76)	(0.26)	(3.07)	(2.83)

NET ASSET VALUE
End of period	$38.62	$40.73	$33.38	$37.67	$36.25

Ratios/Supplemental Data

Total return(2)(3)	0.86%	27.31%	(10.72)%	12.47%	31.22%

Ratios to average net assets: (2)
Gross expenses before waivers/payments by Price Associates	1.20%	1.20%	1.20%	1.20%	1.20%
Net expenses after waivers/payments by Price Associates	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.39)%	(0.42)%	(0.52)%	(0.58)%	(0.51)%

Portfolio turnover rate	45.5%	42.8%	28.5%	31.6%	43.0%
Net assets, end of period (in thousands)	$434,528	$603,253	$492,442	$672,690	$500,848
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder

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reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

T. Rowe Price	18

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

T. Rowe Price Account Information	19

intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

T. Rowe Price	20

stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

T. Rowe Price Account Information	21

Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

T. Rowe Price	22

annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E309-040 5/1/19

Prospectus May 1, 2019

T. ROWE PRICE

Mid-Cap Growth Portfolio

Mid-Cap Growth Portfolio

Mid-Cap Growth Portfolio—II Class

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Mid-Cap Growth Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 9

Financial Highlights 13

Disclosure of Fund Portfolio Information 15

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 17

Distribution and Shareholder Servicing Fees 17

Pricing of Shares and Transactions 17

General Policies Relating to Transactions 19

Information on Distributions and Taxes 21

Rights Reserved by the Funds 22

SUMMARY	1

Investment Objective

The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%[a]	0.85%[a]

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.85	1.10

Fee waiver/expense reimbursement	(0.01)[a,b]	(0.01)[a,b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.84 [a,b]	1.09 [a,b]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.84% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$86	$270	$470	$1,048
Portfolio—II Class	111	349	606	1,341

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. The fund defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of either the S&P MidCap 400® Index or the Russell Midcap® Growth Index. As of December 31, 2018, the market capitalization ranges for the S&P MidCap 400® Index and the Russell Midcap® Growth Index were approximately $1.1 billion to $22.7 billion, and $1.6 billion to $35.6 billion, respectively. The market capitalization of the

T. Rowe Price	2

companies in the fund’s portfolio and the S&P and Russell indices changes over time; the fund will not automatically sell or cease to purchase stock of a company it holds just because the company’s market capitalization grows or falls outside these ranges.

As “growth” investors, the fund’s manager believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments, we generally favor companies with one or more of the following:

• proven products or services;

• a record of above-average earnings growth;

• demonstrated potential to sustain earnings growth;

• connection to an industry experiencing increasing demand; or

• stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of U.S. stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Mid-cap stock risks Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies may have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies, and are therefore more sensitive to economic, market, and industry changes.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to the fund’s investments.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

Summary	3

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Portfolio	-2.03%	9.38%	16.21%	12/31/1996
Portfolio—II Class	-2.30	9.10	15.92	04/30/2002

Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)
	-4.75	7.42	15.12
Lipper Variable Annuity Underlying Mid-Cap Growth Funds Average
	-4.03	6.36	13.78

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian W.H. Berghuis	Chairman of Investment Advisory Committee	1996	1985

Purchase and Sale of Fund Shares

Subject to certain exceptions, the fund is currently closed to new contract holders and new insurance company relationships. You should check with your insurance company to determine your eligibility to purchase shares of the fund, although any contract holders currently invested in the fund generally may continue to purchase fund shares of the fund.

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

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ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

The Mid-Cap Growth Portfolio is managed in a manner similar to the T. Rowe Price Mid-Cap Growth Fund, a fund with the same objective and investment program as the Mid-Cap Growth Portfolio but offered to the general public and not to insurance company separate accounts. However, investors should be aware that the Mid-Cap Growth Portfolio is not the same as the T. Rowe Price Mid-Cap Growth Fund and will not have the same performance. Investments made by the Mid-Cap Growth Portfolio at any given time may not be the same as those made by the T. Rowe Price Mid-Cap Growth Fund. Different performance will result due to factors such as differences in the cash flows into and out of the funds, different fees and expenses, and differences in net assets and size of holdings.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

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Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Brian W.H. Berghuis, Chairman, Kennard W. Allen, Ziad Bakri, Shawn T. Driscoll, Donald J. Easley, Joseph B. Fath, Ian C. McDonald, Jason Nogueira, Vivek Rajeswaran, Joshua K. Spencer, John F. Wakeman, Justin P. White, and Ashley R. Woodruff. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Berghuis has been chairman of the committee since the fund’s inception in 1996. He joined the Firm in 1985 and his investment experience dates from 1983. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.85% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.84% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

The fund is currently closed to new contract holders of participating insurance companies and is not accepting investments from new insurance company relationships, including new separate accounts and new insurance products of participating insurance companies that are not currently using the fund as an investment option.

Generally, existing contract holders through participating insurance companies will be able to purchase shares where the fund is an investment option under your variable annuity or variable life insurance contract. However, you should check with your insurance company to confirm your eligibility.

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The fund’s closure to new investors does not restrict existing contract holders from redeeming shares of the fund. However, any contract holders who redeem all fund shares should check with their insurance company to determine if they will be permitted to purchase additional fund shares.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain contract holders to open new accounts/contracts in the portfolio, to impose further restrictions, or to close the fund to any additional investments or to new contract holders at an earlier date, all without prior notice.

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the greater risk of investing in mid-cap growth companies in an effort to achieve capital appreciation, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

Mid-cap companies may offer greater potential for capital appreciation than large companies because of their higher growth rates. Since mid-cap stocks are usually less actively followed by securities analysts, they could be undervalued by the market, providing opportunities for investors.

Mid-cap companies are often in the earlier phase of their life cycles, but are no longer considered new or emerging. By being more focused in their business activities, these companies may be more responsive and better able to adapt to the changing needs of their markets than larger companies. Mid-cap companies also tend to have greater resources, and therefore generally represent less risk, than small companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, they generally have sufficient financial resources and access to capital to finance their growth.

Thomas Rowe Price, Jr., pioneered the growth stock theory of investing around 80 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor’s portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company’s earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

Growth investors look for companies with above-average earnings gains.

As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Mid-cap companies risks The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of earnings in their own businesses, their stocks may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks for their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Growth investing risks Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

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Foreign investing risks Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Because the fund is permitted to invest a significant portion of its assets in foreign securities, it generally carries more risk than a fund that invests strictly in U.S. assets. Foreign securities tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar.

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

Derivatives risks The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Information technology sector risks Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Healthcare sector risks The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrial companies risks Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to market or economic developments.

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Since this fund may invest in industrial companies, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. The potential for wide variation in performance reflects the special risks associated with companies in the continually evolving industrials sector. For example, processes, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense worldwide competition for market share can result in sharp price declines.

Companies in the industrials sector can be significantly affected by business cycles and general economic trends; capital spending levels; changes in consumer sentiment and spending; labor relations; fluctuating component and commodity prices; legislation, government regulation, and import controls; insurance costs and mandated expenditures for safety and pollution control; depletion of resources; and liability relating to environmental damage.

Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in mid-cap growth companies.

The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

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Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

The fund’s investments are primarily in common stocks and, to a lesser degree, other types of securities, as follows:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis, and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Operating policy The fund’s investments in foreign securities are limited to 25% of its total assets. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

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Futures and Options

Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Currency Derivatives

A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded

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funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

Types of Investment Management Practices

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

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Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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financial highlights	For a share outstanding throughout each period

Portfolio
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$28.25	$25.57	$25.70	$27.88	$27.70

Investment activities
Net investment income (loss)(1) (2)	0.01	(0.04)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain / loss	(0.54)	6.39	1.66	1.85	3.62
Total from investment activities	(0.53)	6.35	1.63	1.80	3.55

Distributions
Net realized gain	(4.02)	(3.67)	(1.76)	(3.98)	(3.37)

NET ASSET VALUE
End of period	$23.70	$28.25	$25.57	$25.70	$27.88

Ratios/Supplemental Data

Total return(2) (3)	(2.03)%	24.77%	6.26%	6.56%	13.12%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.85%	0.85%	0.85%	0.85%	0.85%
Net expenses after waivers/payments by Price Associates	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	0.05%	(0.13)%	(0.11)%	(0.18)%	(0.25)%

Portfolio turnover rate	24.6%	24.7%	28.9%	29.4%	26.1%
Net assets, end of period (in thousands)	$379,884	$411,412	$353,074	$350,626	$356,083
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

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financial highlights	For a share outstanding throughout each period

Portfolio–II Class
	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$27.11	$24.65	$24.85	$27.08	$26.99

Investment activities
Net investment loss(1) (2)	(0.06)	(0.11)	(0.09)	(0.12)	(0.14)
Net realized and unrealized gain / loss	(0.52)	6.15	1.61	1.79	3.52
Total from investment activities	(0.58)	6.04	1.52	1.67	3.38

Distributions
Net realized gain	(3.95)	(3.58)	(1.72)	(3.90)	(3.29)

NET ASSET VALUE
End of period	$22.58	$27.11	$24.65	$24.85	$27.08

Ratios/Supplemental Data

Total return(2) (3)	(2.30)%	24.44%	6.03%	6.27%	12.82%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.10%	1.10%	1.10%	1.10%	1.10%
Net expenses after waivers/payments by Price Associates	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment loss	(0.20)%	(0.38)%	(0.36)%	(0.43)%	(0.50)%

Portfolio turnover rate	24.6%	24.7%	28.9%	29.4%	26.1%
Net assets, end of period (in thousands)	$44,782	$52,926	$54,691	$52,528	$68,497
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder

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reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

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To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

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intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

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stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

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Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

T. Rowe Price	22

annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E305-040 5/1/19

Prospectus May 1, 2019

T. ROWE PRICE

New America Growth Portfolio

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
New America Growth Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 8

Financial Highlights 12

Disclosure of Fund Portfolio Information 13

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 15

Distribution and Shareholder Servicing Fees 15

Pricing of Shares and Transactions 15

General Policies Relating to Transactions 17

Information on Distributions and Taxes 19

Rights Reserved by the Funds 20

SUMMARY	1

Investment Objective

The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%[a]

Other expenses	—

Total annual fund operating expenses	0.85

Fee waiver/expense reimbursement	(0.05)[a,b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.80 [a,b]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.80% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$266	$466	$1,044

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 81.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund invests primarily (at least 65% of its total assets) in common stocks of U.S. companies operating in those sectors of the economy that, in T. Rowe Price’s view, are the fastest growing or have the greatest growth potential. The U.S. economy continues to evolve, in part because of the application of new technologies and scientific advances. Growing companies that are positioned to benefit from dynamic technological, social, medical, and business developments that help define the current U.S. economic landscape can be found across an array of industries. The fund’s allocation to industry sectors will generally reflect such factors as the overall revenue growth of the component companies in a sector and the sector’s contribution to U.S. gross domestic product from year to year, although the fund may at times invest significantly in stocks of information technology companies.

Holdings range from large-cap to small-cap companies. In selecting stocks, the advisor looks for many characteristics, typically including, but not limited to:

T. Rowe Price	2

• earnings growth rates that generally exceed that of the average company in the Russell 1000® Growth Index;

• favorable company fundamentals, such as a strong balance sheet, sound business strategy, and promising competitive positioning;

• effective management; or

• stock valuations, such as price/earnings or price/cash flow ratios, that seem reasonable relative to the company’s prospects.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objective. The fund may at times invest significantly in certain sectors, such as the information technology sector.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of U.S. stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Sector concentration risks At times, the fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to the fund’s investments.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

Summary	3

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
New America Growth Portfolio	1.16%	10.34%	16.30%	03/31/1994

Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	-1.51	10.40	15.29
Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average
	-0.97	7.79	14.57

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Justin P. White	Chairman of Investment Advisory Committee	2016	2008

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

T. Rowe Price	4

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

MORE ABOUT THE FUND	2

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

The New America Growth Portfolio is managed in a manner similar to the T. Rowe Price New America Growth Fund, a fund with the same objective and investment program as the New America Growth Portfolio but offered to the general public and not to insurance company separate accounts. However, investors should be aware that the New America Growth Portfolio is not the same as the T. Rowe Price New America Growth Fund and will not have the same performance. Investments made by the New America Growth Portfolio at any given time may not be the same as those made by the T. Rowe Price New America Growth Fund. Different performance will result due to factors such as differences in the cash flows into and out of the funds, different fees and expenses, and differences in net assets and size of holdings.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

T. Rowe Price	6

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Justin P. White, Chairman, Jason R. Adams, Ziad Bakri, Brian W.H. Berghuis, Eric L. DeVilbiss, Shawn T. Driscoll, Ian C. McDonald, David L. Rowlett, Taymour R. Tamaddon, Thomas H. Watson, and Ashley R. Woodruff. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. White has been chairman of the committee since 2016. He joined the Firm in 2008 and his investment experience dates from that time. Since joining the Firm, he has served as an equity research analyst and portfolio manager beginning in April 2016. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.85% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.80% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek long-term appreciation and can accept the potentially higher volatility of growth stocks, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

The fund offers the potential for significant, long-term growth of capital by seeking to participate in the growth of companies positioned to benefit from the dynamic technological, social, medical, economic, and business developments that are defining the “new America.” The fund has the flexibility to seek investments in companies of any size in any sector believed by T. Rowe Price to offer significant growth potential.

More About the Fund	7

Thomas Rowe Price, Jr., pioneered the growth stock theory of investing around 80 years ago. It is based on the premise that inflation represents a more serious long-term threat to an investor’s portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company’s earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. However, investors should be aware that, during periods of adverse economic and market conditions, stock prices may fall despite favorable earnings trends.

Growth investors look for companies with above-average earnings gains.

As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Growth investing risks The fund may be subject to heightened risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends. Generally, stocks of companies in rapidly evolving—and often highly competitive—industries are subject to significant price swings. Growth stocks may also be more volatile than other stocks because they are more sensitive to market perceptions of the issuing company’s growth potential. Since investors buy these stocks for their expected superior earnings growth, earnings disappointments, even small ones, can result in sharp price declines. The level of risk will be increased if the fund has significant exposure to small-company stocks, which tend to be more volatile than large-company stocks because of their limited product lines, markets, or financial resources. In addition, picking long-term winners in the early stages of developing new industries is very difficult. Promising new fields tend to attract a great deal of competition and capital investment, and the increasingly fast pace of technological change can render an established company’s products and services obsolete virtually overnight.

Foreign investing risks Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Because the fund is permitted to invest a significant portion of its assets in foreign securities, it generally carries more risk than a fund that invests strictly in U.S. assets. Foreign securities tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar.

Small- and mid-cap company risks To the extent the fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have more limited product lines, less capital reserves, and less seasoned management, all of which could hinder their efforts to respond to economic, market, and industry changes. In addition, their securities may trade less frequently and with greater price swings.

Information technology sector risks Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

T. Rowe Price	8

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets.

Derivatives risks The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval.

The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to

More About the Fund	9

exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

The fund’s investments are primarily in common stocks and, to a lesser degree, other types of securities, as follows:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis, and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the

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same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Operating policy The fund’s investments in foreign securities are limited to 15% of its total assets. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Futures and Options

Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Currency Derivatives

A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also

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purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

Types of Investment Management Practices

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

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Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

FINANCIAL HIGHLIGHTS

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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financial highlights	For a share outstanding throughout each period

	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$28.53	$23.51	$24.41	$24.90	$26.57

Investment activities
Net investment income (loss)(1) (2)	0.09	0.04	0.01	(0.05)	(0.02)
Net realized and unrealized gain / loss	0.29	8.07	0.32	2.20	2.40
Total from investment activities	0.38	8.11	0.33	2.15	2.38

Distributions
Net investment income	(0.05)	(0.03)	(0.01)	–	–
Net realized gain	(3.17)	(3.06)	(1.22)	(2.64)	(4.05)
Total distributions	(3.22)	(3.09)	(1.23)	(2.64)	(4.05)

NET ASSET VALUE
End of period	$25.69	$28.53	$23.51	$24.41	$24.90

Ratios/Supplemental Data

Total return(2) (3)	1.16%	34.43%	1.31%	8.60%	9.33%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.82%	0.85%	0.85%	0.85%	0.85%
Net expenses after waivers/payments by Price Associates	0.82%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	0.29%	0.13%	0.05%	(0.20)%	(0.08)%

Portfolio turnover rate	81.9%	83.4%	102.0%	85.3%	79.1%
Net assets, end of period (in thousands)	$230,858	$229,024	$172,614	$184,226	$183,234
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder

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reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

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To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

T. Rowe Price Account Information	17

intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

T. Rowe Price	18

stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

T. Rowe Price Account Information	19

Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

T. Rowe Price	20

annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E302-040 5/1/19

Prospectus May 1, 2019

T. ROWE PRICE

Moderate Allocation Portfolio

(formerly Personal Strategy Balanced Portfolio)

The fund is only available as an investment option for variable annuity and variable life insurance contracts.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Moderate Allocation Portfolio 1
2	MORE ABOUT THE FUND

Organization and Management 5

More Information About the Fund’s Principal Investment Strategies and Its Principal Risks 6

Investment Policies and Practices 9

Financial Highlights 18

Disclosure of Fund Portfolio Information 19

3	T. ROWE PRICE ACCOUNT INFORMATION

Investing in T. Rowe Price Variable Insurance
Portfolios 21

Distribution and Shareholder Servicing Fees 21

Pricing of Shares and Transactions 21

General Policies Relating to Transactions 23

Information on Distributions and Taxes 25

Rights Reserved by the Funds 26

SUMMARY	1

Investment Objective

The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%[a]

Other expenses	—

Acquired fund fees and expenses	0.12

Total annual fund operating expenses	1.02	[b]

Fee waiver/expense reimbursement	(0.17)[a,c,d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.85	[a,b,d]

a T. Rowe Price Associates, Inc., has agreed (at least through April 30, 2020) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.85% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses and exclude expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price Funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

d Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$87	$282	$494	$1,103

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 77.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks and 40% bonds, money market securities and cash reserves. Domestic stocks are drawn from the overall U.S. market. International stocks are selected primarily from large companies in developed markets but may also include investments in emerging markets. Bonds, which may be issued by U.S. or foreign issuers and issued with fixed or floating interest rates, are primarily investment grade (i.e., assigned one of the four highest credit ratings by established credit rating agencies) and are chosen

T. Rowe Price	2

across the entire government, corporate, and mortgage-backed securities markets. Maturities generally reflect the manager’s outlook for interest rates. The fund may invest up to 40% of its total assets in foreign securities.

T. Rowe Price may decide to overweight or underweight a particular asset class based on its outlook for the economy and financial markets. Under normal conditions, the fund’s allocation to the broad asset classes will be within the following ranges, each as a percentage of the fund’s net assets: stocks (50-70%) and bonds and money markets (30-50%). When deciding upon allocations within these prescribed limits, we may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected T. Rowe Price may favor stocks. T. Rowe Price may adjust the fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on its outlook for the global economy and securities markets. When selecting particular stocks, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. This process draws heavily upon T. Rowe Price’s proprietary stock research expertise. While the fund maintains a diversified portfolio, its portfolio manager may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to bonds. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, high yield “junk” bonds, mortgage- and asset-backed securities, international bonds, and emerging markets bonds), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated bonds may offer over investment-grade bonds.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The fund has partial exposure to a variety of risks in proportion to the amount it invests in stocks, bonds, and money market securities. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall asset allocation, investment selections or strategies fail to produce the intended results.

Risks of U.S. stock investing Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry. To the extent the fund invests in companies that derive their profits from commodities and other real assets, it is subject to the risk that periods of low inflation will lessen relative returns and cause the fund to underperform other comparable stock funds.

Market capitalization risks Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests in large companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low interest rates. However, interest rates have begun to rise and may continue doing so, increasing the exposure of bond investors such as the fund to the risks associated with rising interest rates. Mortgage-backed securities can react somewhat differently to interest rate changes because falling rates can cause losses of principal due to increased mortgage prepayments and rising rates can lead to decreased prepayments and greater volatility.

Credit risks An issuer of a debt instrument may default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates.

SUMMARY	3

While the fund’s bond investments are expected to primarily be investment grade, the fund may invest in bonds that are rated below investment grade, also known as high yield or “junk” bonds, including those with the lowest credit rating. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, the securities they issue carry a higher risk of default and should be considered speculative. The fund’s exposure to credit risk, in particular, is increased to the extent it invests in high yield bonds.

Liquidity risks The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to government interference, less efficient trading markets, and the imposition of local taxes and restrictions on gaining access to the fund’s investments.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The performance for the periods shown reflects the performance of the fund while it was named the T. Rowe Price Personal Strategy Balanced Portfolio. Effective May 1, 2019, the T. Rowe Price Personal Strategy Balanced Portfolio was renamed the T. Rowe Price Moderate Allocation Portfolio.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

T. Rowe Price	4

Average Annual Total Returns
	Periods ended
	December 31, 2018

				Inception
	1 Year	5 Years	10 Years	date
Moderate Allocation Portfolio	-5.08%	4.52%	9.76%	12/30/1994

Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses, or taxes)
	-4.76	4.08	7.97
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)
	-5.24	7.91	13.18

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Chairman of Investment Advisory Committee	2011	1991

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

MORE ABOUT THE FUND	2

ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Equity Series, Inc. (the “Corporation”) was incorporated in Maryland in 1994. Currently, the Corporation consists of seven series, each representing a separate pool of assets with different investment objectives and investment policies.

What is meant by “shares”?

Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of the fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of material changes to the fund’s investment management agreement.

The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the Investment Company Act of 1940 or are exempted from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

Does the fund have annual shareholder meetings?

The mutual funds that are sponsored and managed by T. Rowe Price (the “T. Rowe Price Funds”) are not required to hold regularly scheduled shareholder meetings. To avoid unnecessary costs to the funds’ shareholders, shareholder meetings are only held when certain matters, such as changes in fundamental policies or elections of directors, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send or make available to you the fund’s proxy materials that explain the matters to be decided and include instructions on voting by mail, telephone, or the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

Investment Adviser

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, the Firm had approximately $962 billion in assets under management and provided investment management services for more than 7 million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Charles M. Shriver, Chairman, Christopher D. Alderson, Franciso M. Alonso, Jerome A. Clark, Kimberly E. DeDominicis, Mark S. Finn, David R. Giroux, Arif Husain, Wyatt A. Lee, Raymond A. Mills, Sebastien Page, Robert A. Panarielllo, Larry J. Puglia, Robert W. Sharps, Guido F. Stubenrauch, Toby M. Thompson, Justin Thomson, and Mark J. Vaselkiv. The following information provides the year that the chairman (portfolio manager) first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management

T. Rowe Price	6

responsibilities for a longer period). Mr. Shriver has been chairman since 2011. He joined the Firm in 1991 and his investment experience dates from 1999. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The fund pays the investment adviser an annual all-inclusive management fee of 0.90% based on the fund’s average daily net assets. The management fee is calculated and accrued daily and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowing, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses. Through at least April 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.85% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to contract holders for the period ended June 30.

Variable Annuity Contracts and Variable Life Insurance Charges

Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

Variable Annuity Contracts and Variable Life Insurance Conflicts

The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. The fund’s Board is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Generally, the fund is intended for those seeking a middle-of-the-road approach that emphasizes stocks for potential capital appreciation and income to temper volatility. The fund may be appropriate for intermediate- to long-term investment goals.

If you are investing for principal safety and liquidity, you should consider a money market fund.

Stocks of many well-established corporations offer the potential for appreciation and rising dividends. While smaller companies usually reinvest earnings in their own growth and therefore pay little or no dividends, they may offer the possibility of even greater appreciation if their businesses prosper. Historically, stocks have provided higher returns over time than bonds or money market securities and offer a way to invest for long-term growth of capital. Also, stocks have provided greater long-term protection against the erosion of purchasing power caused by inflation than bonds. The fund offers a way to try to balance the potential capital appreciation of common stocks with the income and relative stability of bonds over the long term. While there is no guarantee, spreading investments across several types of assets could reduce the fund’s overall volatility, since prices of stocks and bonds may respond differently to changes in economic conditions and interest rate levels. A rise in bond prices, for example, could help offset a fall in stock prices. Money market securities should have a stabilizing influence. In addition, the income provided by bonds and money market securities can contribute positively to total return by cushioning the impact of any price declines and enhancing price increases.

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The fund may invest up to 40% of its total assets in foreign stocks and bonds, which offer advantages but also can increase risk. The potential advantages are extra diversification and enhanced returns. Since foreign stock and bond markets may move independently from U.S. securities markets, they could reduce the fund’s price fluctuations while offering a way to participate in markets that may generate attractive returns. However, if U.S. and foreign markets move in the same direction, the positive or negative effect on the fund’s share price could be magnified.

The fund’s program of investing in stocks, bonds, and money market securities exposes it to a variety of risks. As with any mutual fund, there is no guarantee the fund will achieve its objective.

The principal risks associated with the fund’s principal investment strategies include the following:

Risks of stock investing Stock prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The value of the fund’s stock investments could be subject to unpredictable declines in the value of individual stocks and periods of below-average performance in the equity market as a whole. Stock markets as a whole can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad, changes in investor psychology, or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance as compared with other types of funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

Interest rate risks The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, if the fund purchases longer-maturity bonds and interest rates rise, the fund’s share price could decline. Mortgage-backed securities can react somewhat differently than other debt instruments to interest rate changes. Falling rates can cause losses of principal due to increased mortgage prepayments, commonly referred to as prepayment risk, and rising interest rates can lead to decreased prepayments and greater volatility, commonly referred to as extension risk. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of any government fiscal policy initiatives and resulting market reaction to those initiatives. Under current economic conditions, interest rates are near historically low levels. Low or negative interest rates may increase the fund’s susceptibility to interest rate risk. More recently, however, interest rates have begun to rise, increasing the fund’s exposure to the risks associated with rising interest rates.

Prepayment risks A fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them.

Extension risks A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising rates and its potential for price declines.

Credit risks An issuer of a debt instrument or counterparties to over-the-counter derivatives held by the fund may default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer or counterparty deteriorates.

While the fund’s bond investments will primarily be in investment-grade bonds, the fund may also hold high yield “junk” bonds, including those with the lowest rating. Investment-grade bonds are those rated from the highest (AAA) to medium (BBB) quality, and high yield bonds are rated BB (or equivalent) and lower. The latter are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, but BBB rated bonds may have speculative elements as well. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip

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companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Liquidity risks The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active trading market. The potential for price movements related to liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing prices to fall due to increased supply in the market.

Foreign investing risks To the extent the fund invests in international stocks and bonds, it is also subject to the special risks associated with such investments, whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic developments overseas, greater volatility, lower overall liquidity, differing regulatory environments and accounting standards, uncertain tax laws, different trading days and higher transaction costs than U.S. trading markets. A trading market may close without warning for extended time periods, preventing the fund from buying or selling securities in that market. International investments include the possibility that foreign currencies will decline against the U.S. dollar, lowering the value of securities denominated in those currencies. The overall impact of currency fluctuations on the fund’s holdings can be significant and unpredictable, depending on the currencies represented in the fund’s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged.

To the extent that the fund invests in emerging markets (including frontier markets), it is subject to greater risk than funds investing only in developed markets. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and certain financial markets often lack liquidity. The economies of emerging market countries are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. While some emerging market countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue and significant risks, such as war and terrorism, continue to affect some emerging market countries.

Efforts to reduce risks Consistent with the fund’s objective, the portfolio manager uses various tools to try to reduce risks and increase total return, including:

• Attempting to reduce the impact of a single holding on the fund’s net asset value.

• Thorough research of stocks, bonds, and other investments by our analysts to find the most favorable investment opportunities.

• Gradual shifts in allocations to stocks, bonds, and other investments to take advantage of market opportunities and changing economic conditions.

• Adjusting the fund’s duration to try to reduce the drop in its share price when interest rates rise or to benefit from a rise in bond prices when interest rates fall. (For example, when interest rates rise, the portfolio manager may seek to lower the fund’s overall duration in an effort to reduce the adverse impact on the fund’s share price.)

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Additional strategies and risks While most assets will be invested in common stocks and bonds, the fund may employ other strategies that are not considered part of the fund’s principal investment strategies. From time to time, the fund may invest in other securities and debt instruments (such as preferred stocks, convertible securities, and bank loans), as well as use derivatives that are consistent with its investment program. For instance, the fund may, to a limited extent, use futures contracts and swaps. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or adjusting the fund’s interest rate exposure, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. Any investments in swaps would typically serve to manage the fund’s exposure to changes in interest rates or credit quality, or to protect the value of certain portfolio holdings. To the extent the fund invests in futures and swaps, it could be exposed to potential volatility and losses in excess of the fund’s initial investment, and the risk that changes in interest rate movements or the creditworthiness of an issuer will not be accurately predicted.

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Derivatives risks A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Cybersecurity risks The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section provides a more detailed description of the various types of portfolio holdings and investment practices that may be used by the fund to execute its overall investment program. Some of these holdings and investment practices are considered to be principal investment strategies of the fund and have already been described earlier in this prospectus. Any of the following holdings and investment practices that were not already described in Section 1 of this prospectus are not considered part of the fund’s principal investment strategies, but they may be used by the fund to help achieve its investment objective. The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change the fund’s investment objective. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval.

The fund’s holdings in certain kinds of investments cannot exceed maximum percentages as set forth in this prospectus and the Statement of Additional Information. For instance, there are limitations regarding the fund’s investments in certain types of derivatives. While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, duration, credit quality, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the fund’s borrowing policy). However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

Changes in the fund’s holdings, the fund’s performance, and the contribution of various investments to the fund’s performance are discussed in the shareholder reports.

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Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective.

Types of Portfolio Securities

In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of the fund’s holdings and investment management practices, some of which are also described as part of the fund’s principal investment strategies.

Diversification As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Bonds may be unsecured (backed by the issuer’s general creditworthiness only) or secured (also backed by specified collateral). Bonds include asset- and mortgage-backed securities.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries;

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government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). These risks are heightened for the fund’s investments in emerging markets. A fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Operating policy The fund may invest up to 40% of its total assets in foreign securities, provided that the bond portion of the fund may be invested without limitation in U.S. dollar-denominated bonds issued by foreign companies. Subject to the overall limit on the fund’s investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (Since September 2008, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation have operated under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility. There is no limit on the portion of the fund’s fixed income investments in these securities.

Additional mortgage-backed securities in which the fund may invest include:

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt instruments that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

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A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower overall liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the fund’s total return could be adversely affected as a result.

Operating policy The fund’s investments in stripped mortgage securities are limited to 10% of its total assets.

Commercial Mortgage-Backed Securities Commercial mortgage-backed securities are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The degree of subordination is determined by the rating agencies that rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduce prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on the portion of the fund’s fixed income investments in these securities.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on the portion of the fund’s fixed income investments that may be invested in asset-backed securities.

Municipal Securities

The fund may invest in municipal notes and bonds, which are interest-bearing securities issued by state and local governments and governmental authorities to pay for public projects and services. The issuer of a municipal security has a contractual obligation to pay interest at a stated rate and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, which could require reinvestment of the proceeds at lower rates. The fund may purchase insured municipal bonds, which provide a guarantee that the bond’s interest and principal will be paid when due if the issuing entity defaults. Municipal bond insurance does not guarantee the price of the bond.

Income received from most municipal securities is exempt from federal income taxes. As a result, the yield on a municipal bond is typically lower than the yield on a taxable bond of similar quality and maturity. Like a taxable bond, a municipal bond’s price usually rises when interest rates fall and vice versa so its yield generally stays consistent with current market conditions.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices of goods and services that erodes the purchasing power of money. Treasury inflation-protected securities are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, and foreign governments. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation expectations for the

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next 10 years are 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond could decline and result in losses for the fund.

Loan Participations and Assignments

The fund may make investments through the purchase or execution of a privately negotiated note or loan, or may acquire loans as an assignment from another lender that holds a direct interest in the loan or as a participation interest in another lender’s portion of the loan. Larger loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

Operating policy The fund’s investments in loan participations and assignments are limited to 10% of its total assets.

High Yield Bonds

The price and yield of noninvestment-grade (high yield) bonds, including noninvestment-grade emerging market bonds, can be expected to fluctuate more than the price and yield of higher-quality bonds. Because these bonds are rated below BBB (or an equivalent rating) or are in default, they are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than higher-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but “junk” bond investors should be prepared for it.

Operating policy The fund may invest up to 20% of its total assets in below investment-grade debt instruments, which could include “junk” bonds and loans. The fund’s investments in convertible securities are not subject to this limit.

Zero Coupon Bonds and Pay-in-Kind Bonds

A zero coupon bond does not make cash interest payments during a portion or all of the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. Zero coupon bonds can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind bonds pay interest in cash or additional securities, at the issuer’s option, for a specified period. Like zero coupon bonds, they may help a corporation conserve cash flow. Pay-in-kind prices reflect the market value of the underlying debt plus any accrued interest. Zero coupon bonds and pay-in-kinds can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on fund investments in these securities.

The fund is required to distribute to shareholders income imputed to any zero coupon bonds or pay-in-kind investments even though such income may not be received by the fund as distributable cash. Such distributions could reduce the fund’s reserve position and require it to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.

Operating policy The fund’s investments in zero coupon and pay-in-kind bonds are limited to 10% of its total assets.

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Derivatives and Leverage

A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards may be considered derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in a variety of situations, including for the purposes of accomplishing any or all of the following: to hedge against a decline in principal value, to increase yield, to gain exposure to eligible asset classes or securities with greater efficiency and at a lower cost than is possible through a direct investment, or to adjust portfolio duration or credit risk exposures. In accordance with the Investment Company Act of 1940 and various SEC positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivative instruments.

Derivatives that may be used include the following instruments, as well as others that combine the risk characteristics and features of futures, options, and swaps:

Futures and Options Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures and options contracts may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the fund’s total return; the potential loss from the use of futures can exceed the fund’s initial investment in such contracts; and the losses from certain options written by the fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put options.

Swaps The fund may invest in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions,” and interest rate swap futures, which are instruments that provide a way to obtain swap exposure and the benefits of futures in one contract. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Interest rate, index, and total return swaps are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to settle in cash at a future date at the price determined by a specific benchmark rate at the end of a fixed period. Swaps, swaptions, and swap futures can be used for a variety of purposes, including to manage the fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

There are risks in the use of swaps and related instruments. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase the fund’s exposure to credit risk and could result in losses if evaluation of the creditworthiness of the counterparty, or of the company or government on which the credit default

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swap is based, is incorrect. The use of swaps, swaptions, and swap futures may not always be successful. Using them could lower the fund’s total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss. Although there should be minimal counterparty risk associated with investments in interest rate swap futures, the fund could experience delays and/or losses due to the bankruptcy of a swap dealer through which the fund engaged in the transaction.

Operating policies A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total fixed income assests or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of its total fixed income assests. (Swap agreements that are cleared and settled through a clearinghouse, or traded on an exchange or swap execution facility, are not subject to these limits.) For swaptions, the total market value of securities covering call or put options may not exceed 25% of the fund’s total assets. No more than 5% of the fund’s total assets will be committed to premiums when purchasing call or put swaptions.

Hybrid Instruments Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, security, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy The fund’s investments in hybrid instruments are limited to 10% of its total assets.

Currency Derivatives A fund that invests in foreign securities may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. The fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the fund were to engage in any of these foreign currency transactions, it could serve to protect its foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, the fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Operating policy The fund will not commit more than 10% of its total assets to any combination of currency derivatives.

When-Issued Securities

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

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Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

The fund may also invest in certain other T. Rowe Price Funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Operating policy The fund may not acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments.

Types of Investment Management Practices

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

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Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Operating policy The fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of its total assets. The fund will not purchase additional securities when its borrowings exceed 5% of its total assets.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available), or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of the fund’s total assets.

Credit Quality Considerations

The credit quality of many fund holdings is evaluated by rating agencies such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), and Fitch Ratings, Inc. (Fitch). Credit quality refers to the issuer’s ability and willingness to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to have the lowest credit risks. T. Rowe Price credit research analysts also evaluate the fund’s holdings, including those rated by outside agencies. Other things being equal, bonds and other debt obligations with lower ratings typically have higher yields due to greater credit risk.

Credit quality ratings are not guarantees. They are estimates of an issuer’s creditworthiness and ability to make interest and principal payments as they come due. Ratings can change at any time due to actual or perceived changes in an issuer’s creditworthiness or financial fundamentals.

Bonds rated Baa and above by Moody’s, and BBB and above by S&P and Fitch, are considered to be “investment grade.” Bonds that are rated below these categories are considered to have greater credit risk and are referred to as “below investment grade” or “noninvestment grade.” Bonds rated below investment grade range from speculative to highly speculative with respect to the issuer’s ability or willingness to pay interest and repay principal. The following table summarizes the rating scales and associated credit risk assigned by the major rating agencies. Within these categories, the rating may be modified with a symbol (such as 1, 2, and 3, or a plus or minus) to indicate whether the bond is ranked in the higher or lower end of its rating category. T. Rowe Price generally relies upon its own credit analysis when selecting investments.

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Ratings of Debt Instruments

Moody’s	S&P	Fitch	Description of Category
Aaa	AAA	AAA	Lowest level of credit risk with extremely strong capacity to meet financial commitments
Aa	AA	AA	Very low credit risk with very strong capacity to meet financial commitments
A	A	A	Low credit risk with strong capacity to meet financial commitments
Baa	BBB	BBB	Moderate credit risk with adequate capacity to meet financial commitments

Ba	BB	BB	Subject to substantial credit risk, and adverse conditions could lead to inadequate capacity to meet financial commitments
B	B	B	Subject to high credit risk, and adverse conditions will likely impair capacity to meet financial commitments

Caa	CCC	CCC	Subject to very high credit risk and dependent upon favorable conditions to meet financial commitments
Ca	CC	CC	Highly vulnerable to nonpayment and likely in, or very near, default with some prospect of recovery of principal and interest
C	C	C	Typically in default with little prospect for recovery of principal and interest
—	D	D	In default

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

FINANCIAL HIGHLIGHTS

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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financial highlights	For a share outstanding throughout each period

	Year Ended 12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
NET ASSET VALUE
Beginning of period	$21.09	$19.17	$18.73	$20.56	$21.33

Investment activities
Net investment income(1) (2)	0.39	0.30	0.31	0.34	0.33
Net realized and unrealized gain / loss	(1.44)	3.02	0.89	(0.35)	0.75
Total from investment activities	(1.05)	3.32	1.20	(0.01)	1.08

Distributions
Net investment income	(0.38)	(0.32)	(0.32)	(0.36)	(0.36)
Net realized gain	(1.35)	(1.08)	(0.44)	(1.46)	(1.49)
Total distributions	(1.73)	(1.40)	(0.76)	(1.82)	(1.85)

NET ASSET VALUE
End of period	$18.31	$21.09	$19.17	$18.73	$20.56

Ratios/Supplemental Data

Total return(2) (3)	(5.08)%	17.41%	6.45%	(0.05)%	5.20%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.88%	0.90%	0.90%	0.90%	0.90%
Net expenses after waivers/payments by Price Associates	0.76%	0.78%	0.77%	0.77%	0.77%
Net investment income	1.84%	1.43%	1.63%	1.66%	1.51%

Portfolio turnover rate	77.0%	61.8%	75.4%	71.5%	62.1%
Net assets, end of period (in thousands)	$166,744	$184,401	$159,611	$163,344	$188,404
(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
DISCLOSURE OF FUND PORTFOLIO INFORMATION

The T. Rowe Price Funds’ complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and sent to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. Beginning with reporting periods ending on or after March 1, 2019, the T. Rowe Price Funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Prior to March 1, 2019, the T. Rowe Price Funds disclosed their complete portfolio holdings for their first and third fiscal quarter-ends on Form N-Q, which was filed with the SEC within 60 days of the period covered and made publicly available immediately upon filing with the SEC. Neither Form N-PORT nor Form N-Q is sent to the funds’ shareholders. Under certain conditions, the shareholder

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reports, Form N-PORT, and Form N-Q may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

T. ROWE PRICE ACCOUNT INFORMATION	3

The following policies and procedures generally apply to the T. Rowe Price Variable Insurance Portfolios, which are T. Rowe Price mutual funds specifically designed to be made available through variable annuity or variable life insurance contracts. For instructions on how to purchase and redeem shares of the funds, you should refer to your insurance contract prospectus.

INVESTING IN T. ROWE PRICE VARIABLE INSURANCE PORTFOLIOS

Shares of the Variable Insurance Portfolios are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and variable life insurance contracts. The variable annuity and variable life contract holders or participants are not the shareholders of the funds. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Some of the Variable Insurance Portfolios are available only in a single share class, while some of the Variable Insurance Portfolios are also available in a II Class. Shares of the funds are sold and redeemed without the imposition of any sales charges, commissions, or redemption fees, although shares of the II Class are subject to a 12b-1 fee at a rate of up to 0.25% annually. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

Your ability to exchange from these funds into any other T. Rowe Price Fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the funds’ excessive and short-term trading policy described later in this section.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Each II Class has adopted a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each Variable Insurance Portfolio offering II Class shares has adopted a 12b-1 plan under which the II Class may make payments at a rate of up to 0.25% of the class’ average daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of fund shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for recordkeeping and administrative services they provide to a fund for contract holders. These payments may range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. All payments described specifically by this paragraph are paid by T. Rowe Price and are not paid directly from the Variable Insurance Portfolios’ assets.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request generally depends on the day and time that your insurance company or T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by your insurance company or T. Rowe Price or its agent. The share price, also called the net asset value, for each share class of a fund is calculated at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4 p.m. ET, on each day that the exchange is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

T. Rowe Price	22

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The Government Money Portfolio, which seeks to maintain a stable net asset value of $1.00, uses the amortized cost method of valuation to calculate its net asset value. Amortized cost allows money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts, and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the Government Money Portfolio through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values from the fair value that the fund assigns to the same security.

How the Trade Date Is Determined

The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the net asset value next determined after the insurance company receives the premium payment in correct form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of their contracts. Redemptions are processed on any day on which the NYSE is open and are priced at the fund’s net asset value next determined after the insurance company receives a surrender request in acceptable form.

The funds have authorized certain insurance companies, financial intermediaries, or their designees to accept orders to buy or sell fund shares on their behalf. Generally, when insurance companies receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the insurance company. The insurance company or financial intermediary must transmit the order to T. Rowe Price or its agent and pay for such shares in accordance with the agreement with T. Rowe Price, or the order may be canceled and the insurance company or financial

T. Rowe Price Account Information	23

intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your insurance company or financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your insurance company or financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

GENERAL POLICIES RELATING TO TRANSACTIONS

Purchasing Shares

All initial and subsequent investments by insurance companies or financial intermediaries are typically made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. The Variable Insurance Portfolios do not require a particular minimum amount for initial or subsequent purchases. However, you should check with your insurance company to determine if a minimum applies to your investment. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

When authorized by the fund, certain financial institutions purchasing fund shares on behalf of customers through T. Rowe Price Financial Institution Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars.

Nonpayment Purchases may be canceled for any orders that are not paid in full. The purchaser may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares as reimbursement. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the insurance company’s or financial intermediary’s designated bank. Redemptions are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to insurance companies and financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the insurance company or financial intermediary. You may want to contact your insurance company about procedures for receiving your redemption proceeds under your insurance contract.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

Large Redemptions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder or account will be responsible for disposing of the securities, and the shareholder or account will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If a shareholder or account owner continues to hold the securities, he or she may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts often impose ownership restrictions on their equity securities.

Delays in Sending Redemption Proceeds The T. Rowe Price Variable Insurance Portfolios typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form. Proceeds sent by wire are typically credited to the insurance company’s or financial intermediary’s designated bank the next business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or

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stressed market conditions or during extraordinary or emergency circumstances). In addition, under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Under certain limited circumstances, the Board of Directors of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the money market fund (subject to any additional liquidation requirements).

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions. The excessive and short-term trading policy for the T. Rowe Price Funds applies to contract holders notwithstanding any provisions in your insurance contract.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block (certain of these exceptions are not applicable to Variable Insurance Portfolios):

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (insurance companies and financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary or insurance company to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

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Omnibus Accounts Financial intermediaries and insurance companies may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts or underlying contract holder accounts) in the fund on behalf of their customers. When insurance companies establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity by underlying contract holders. However, T. Rowe Price monitors aggregate trading activity at the insurance company (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price will contact the insurance company and may request personal identifying information and transaction histories for some or all of the underlying contract holders. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy previously described, it will instruct the insurance company to impose restrictions to discourage such practices and take appropriate action with respect to the underlying contract holder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries and insurance companies to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ and insurance companies’ timely performance of their responsibilities.

T. Rowe Price may allow a financial intermediary or insurance company to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards.

The terms of your insurance contract may further restrict your ability to trade between investment options available under your contract. You should carefully review your insurance contract or consult with your insurance company directly to determine the trading policy, as well as any rules or conditions on transactions that will apply to your trades in the T. Rowe Price Funds and any other investment options available under your contract.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Responsibility for Unauthorized Transactions

T. Rowe Price and its agents use procedures reasonably designed to confirm that telephone, electronic, and other instructions are genuine. These procedures include recording telephone calls, requiring personalized security codes or certain identifying information for inquiries and requests, and requiring Medallion signature guarantees for certain transactions and account changes. If T. Rowe Price and its agents follow these procedures, they are not responsible for any losses that may occur due to unauthorized instructions. In addition, you should verify the accuracy of transactions immediately after you receive confirmation of them and notify T. Rowe Price of any inaccuracies.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. These fees are included in a fund’s financial statements.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus. Any tax forms applicable to your investment will be provided to you by your insurance company.

The policy of the funds is to distribute, to the extent possible, all net investment income and realized capital gains to its shareholders, which are the various insurance companies that have established separate accounts in connection with their issuance of variable

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annuity and variable life contracts. Any dividends from net investment income are declared daily and paid monthly for the Limited-Term Bond and Government Money Portfolios; declared and paid quarterly for the Equity Income, Equity Index 500, and Personal Strategy Balanced Portfolios; and declared and paid annually for all other Variable Insurance Portfolios. Shares of the Limited-Term Bond and Government Money Portfolios will normally earn dividends through the date of redemption. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December. If a second distribution is necessary, it is paid the following year.

All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts are generally not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Code Section 817(h) and other tax-related requirements are satisfied. Each of the Variable Insurance Funds intends to diversify its investments in the manner required under Code Section 817(h).

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for the money market funds, to suspend redemptions to facilitate an orderly liquidation.

In an effort to protect T. Rowe Price Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval by the fund’s management.

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

1940 Act File No. 811-07143 E304-040 5/1/19

STATEMENT OF ADDITIONAL INFORMATION

This is the Statement of Additional Information (“SAI”) for all of the funds listed below (the “Variable Insurance Portfolios”). It is divided into two parts (Part I and Part II). Part I primarily contains information that is particular to each fund, while Part II contains information that generally applies to all of the mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (“Price Funds”).

The date of this Statement of Additional Information is May 1, 2019.

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio—II
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio—II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio—II
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio—II

T. Rowe Price Moderate Allocation Portfolio (formerly T. Rowe Price Personal Strategy Balanced Portfolio)

T. Rowe Price New America Growth Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price Government Money Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Limited-Term Bond Portfolio—II
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

C15-150 5/1/19

Mailing Address:

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This SAI is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. (“Investment Services”).

Shares of the funds are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity contracts. They may also be offered to insurance company separate accounts established for the purpose of funding variable life contracts. Variable annuity and variable life contract holders or participants are not the shareholders of the fund. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The funds assume no responsibility for any insurance company prospectuses or variable annuity or variable life contracts.

Each fund’s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund’s annual or semiannual report and incorporated by reference into this SAI.

If you would like a prospectus or an annual or semiannual shareholder report for a fund, please visit troweprice.com or call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

PART I – TABLE OF CONTENTS

References to the following are as indicated:

Fitch Ratings, Inc. (“Fitch”)

Internal Revenue Code of 1986, as amended (“Code”)

Internal Revenue Service (“IRS”)

Investment Company Act of 1940, as amended (“1940 Act”)

Moody’s Investors Service, Inc. (“Moody’s”)

Securities Act of 1933, as amended (“1933 Act”)

Securities and Exchange Commission (“SEC”)

Securities Exchange Act of 1934, as amended (“1934 Act”)

S&P Global Ratings (“S&P”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price Hong Kong Limited (“Price Hong Kong”)

T. Rowe Price Japan, Inc. (“Price Japan”)

T. Rowe Price International Ltd (“T. Rowe Price International”)

T. Rowe Price Singapore Private Ltd. (“Price Singapore”)

II Class

The II Class is a share class of its respective T. Rowe Price Variable Insurance Portfolio. The II Class is not a separate mutual fund. The shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution, shareholder, and/or administrative services.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund’s category, which should be used to identify groups of funds that are referenced throughout this SAI.

Fund	Fund Category	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Blue Chip Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Index 500 Portfolio	Index Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Government Money Portfolio	Money Variable Annuity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
International Stock Portfolio	International Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Limited-Term Bond Portfolio	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Limited-Term Bond Portfolio—II	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1

Moderate Allocation Portfolio	Asset Allocation Variable Annuity	Dec 31	Dec 31	June 30	May 1

New America Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1

MANAGEMENT OF THE FUNDS

The officers and directors of the Price Funds are listed on the following pages. Unless otherwise noted, the address of each officer and director is 100 East Pratt Street, Baltimore, Maryland 21202.

Each fund is overseen by a Board of Directors (“Board”) that meets regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Boards elect the funds’ officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland, and other applicable laws. At least 75% of each Board’s members are independent of the Boards of T. Rowe Price and its affiliates. The directors who are also employees or officers of T. Rowe Price are considered to be inside or interested directors because of their relationships with T. Rowe Price and its affiliates. Each inside director and officer (except as indicated in the tables setting forth the directors’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years. The Boards held five regularly scheduled formal meetings during calendar year 2018. Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), each Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Boards. The Boards believe that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees, a Joint Nominating and Governance Committee, a Joint Audit Committee, and an Executive Committee, which are described in greater detail in the following paragraphs.

Robert J. Gerrard, Jr., an independent director, began serving as the Chairman of the Board of each fund Price Fund on July 25, 2018. The Chairman presides at all shareholder meetings, meetings of the Boards, and all executive sessions of the independent directors. He also reviews and provides guidance on Board meeting agendas and materials, and typically represents the independent directors in discussions with T. Rowe Price management. Prior to July 25, 2018, Edward C. Bernard, who was an inside director, served as the Chairman of the Board of each fund, and the independent directors had designated a Lead Independent Director (who functioned as a liaison between the Chairman and the other independent directors). Until Mr. Gerrard was appointed Chairman, John G. Schreiber had served as interim Lead Independent Director of each Board. Each fund’s Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the fund, on the one hand, and T. Rowe Price or its affiliates and the fund’s other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The same independent directors currently serve on the Boards of all of the Price Funds. This approach is designed to provide effective governance by exposing the independent directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background, and experience and permitting the Boards to operate more efficiently, particularly with respect to matters common to all Price Funds.

The Joint Nominating and Governance Committee, which was previously named the Committee of Independent Directors, consists of all of the independent directors of the funds, and is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent director vacancies on each fund’s Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the funds. The Chairman of the Board of the Price Funds serves as chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees, like current directors, will be considered based on the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. Nominees will be considered in light of their individual experience, qualifications, attributes, or skills. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Committee of Independent Directors (which was renamed the Joint Nominating and Governance Committee on July 25, 2018) formally met one time in 2018.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Teresa Bryce Bazemore, Bruce W. Duncan, Paul F. McBride, and Cecilia E. Rouse. Mr. Duncan serves as chairman of the committee and is considered an “audit committee financial expert,” as defined by the SEC. The Joint Audit Committee oversees the pricing processes for the Price Funds and holds three regular meetings during each fiscal year. Two of the meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the Price Funds’ operations, accounting service provider performance, or the operations of parties dealing with the Price Funds, as circumstances indicate. A third meeting is devoted primarily to a review of the risk management program of the funds’ investment adviser. The Joint Audit Committee met five times in 2018.

The Executive Committee, which consists of each fund’s interested directors, has been authorized by the Boards to exercise all powers of the Boards of the funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board. The Executive Committee for each fund does not hold regularly scheduled meetings. The Executive Committee was not called upon to take any action on behalf of any funds during 2018.

From time to time, the independent directors may create a special committee (“Special Committee”) comprised of independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Boards’ regular review. The Bank of New York Mellon (“BNY Mellon”) Special Committee was established in 2014 to review matters relating to the transition of fund accounting services from T. Rowe Price to BNY Mellon and the Fund Accounting Agreement between the Price Funds and BNY Mellon. The members of the BNY Mellon Special Committee are Robert J. Gerrard, Paul F. McBride (chair) and Cecilia E. Rouse. The BNY Mellon Special Committee met once during 2017. The Section 15(c) Special Committee was established in 2015 to review matters relating to the outsourcing to Broadridge Financial Solutions of the advisory contract renewal reporting pursuant to Section 15(c) under the 1940 Act. The members of the Section 15(c) Special Committee are Robert J. Gerrard, Paul F. McBride (chair), and John G. Schreiber. The Section 15(c) Special Committee met once during 2018.

Like other mutual funds, the Price Funds are subject to various risks, including investment, compliance, operational, and valuation risks, among others. The Boards oversee risk as part of their oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ Chief Compliance Officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks faced by the funds and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from the Chief Risk Officer and members of the adviser’s Risk Management Oversight Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cyber-security risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective. An investment in a Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Each director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors, have led to the conclusion that each director should serve on the Boards of the Price Funds. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the actual service and commitment of the directors during their tenure on the funds’ Boards is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the Price Funds, public companies, nonprofit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Boards.

At a special joint shareholder meeting held on July 25, 2018 (the “Shareholder Meeting”), shareholders of all Price Funds elected four directors to each fund’s Board, two inside directors and two independent directors. Shareholders elected (1) Teresa Bryce Bazemore and Ronald J. Daniels, each of whom had been serving as an independent director on the Boards of all of the Price Funds, to continue serving on the Boards of all of the Price Funds; (2) Edward A. Wiese, who had been serving as an inside director for all of the domestic fixed income Price Funds, to continue serving on the Boards of the domestic fixed income funds; (3) Robert W. Sharps, who had been serving as an inside director for all of the equity and international fixed income Price Funds, to continue to serving on the Boards of the equity and international fixed income funds; and (4) David Oestreicher to begin serving as an inside director on the Boards of all of the Price Funds. The remaining directors were not nominated for election at the Shareholder Meeting as they were previously elected by each fund’s shareholders at a shareholder meeting held on October 22, 2013. It was agreed at the Shareholder Meeting that all of the remaining directors, other than Edward C. Bernard, would continue serving on the Boards. At the conclusion of a meeting of the Boards that immediately followed the Shareholder Meeting, Mr. Bernard resigned from his role as director and Chairman of the Boards and the Board appointed Robert J. Gerrard, Jr., independent director, as Chairman of the Board of all Price Funds for a 5 year term.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each current director, as well as former directors who served on the Board during 2018, that led to the conclusion that he or she should serve as a director.

Edward C. Bernard (served as Chairman of the Boards until July 25, 2018) served as an inside director and Chairman of the Board of all the Price Funds from 2006 until July 25, 2018. Mr. Bernard resigned from his role as a director and Chairman of the Boards of all the Price Funds on July 25, 2018, and he retired from T. Rowe Price on December 31, 2018. He also served as a director and nonexecutive vice-chairman of the board of T. Rowe Price Group, Inc. until April 2019. Mr. Bernard has more than 30 years of experience in the investment management industry, all of which have been with T. Rowe Price. In addition to his responsibilities with T. Rowe Price and the Price Funds, Mr. Bernard served until 2018 on the Board of Governors of the Investment Company Institute (“ICI”), the national trade association for the mutual fund industry, and he served as its chairman (from 2009 to 2011) and vice chairman (from 2011 through 2013).

Teresa Bryce Bazemore has more than 25 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. From July 2008 through April 2017, Ms. Bazemore served as the President of Radian Guaranty where she oversaw the strategic planning, business development, and operations of the mortgage insurance business line. Prior to Radian Guaranty, she was Senior Vice President, General Counsel, and Secretary for Nexstar Financial Corporation, and General Counsel of the mortgage banking line of business at Bank of America. Ms. Bazemore currently serves on the Board of Directors of the Federal Home Loan Bank of Pittsburgh and of Chimera Investment Corporation. She has been an independent director of the Price Funds since January 2018.

Ronald J. Daniels is the 14th president of Johns Hopkins University, a position he has held since 2009. In that role, he serves as the chair of the Executive Committee of Johns Hopkins Medicine and is a professor in the Department of Political Science. Previously, he was provost and professor of law at the University of Pennsylvania and dean and James M. Tory Professor of Law at the University of Toronto. He has been an independent director of the Price Funds since January 2018.

Bruce W. Duncan has substantial experience in the field of commercial real estate. He currently serves as chairman of the Board of First Industrial Realty Trust, and he served as president until September 2016 and chief executive officer until December 2016. In November 2018, Mr. Duncan became a senior advisor to KKR. In May 2016, Mr. Duncan became a member of the board of Boston Properties, and he is currently a member of the nominating and governance committee and the compensation committee of Boston Properties. In September 2016, Mr. Duncan became a member of the board of Marriott International, Inc. and is currently a member of the audit committee of Marriott International, Inc. He has been an independent director of the Price Funds since October 2013; in September 2014, he became a member of the Joint Audit Committee; and in July 2017, he became the chairman of the Joint Audit Committee.

Robert J. Gerrard, Jr. was appointed as Chairman of the Boards of all Price Funds effective July 25, 2018. He has been an independent director of certain Price Funds since 2012 (and all Price Funds since October 2013), and served as the Chairman of the Joint Audit Committee from September 2014 to July 2017. He became Chairman of the Price Funds in July 2018. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments, and has significant global experience. He serves on the advisory board of Vizzia Technologies as well as Gilman School and Bridges Baltimore. He has been an independent director of the Price Funds since October 2013 and, in September 2014, he became a member of the Joint Audit Committee.

David Oestreicher was elected as an inside director of all Price Funds on July 25, 2018. He is the chief legal counsel for T. Rowe Price and a member of the firm’s management committee. David serves as a member of the ICI Mutual Insurance Company Board of Governors, a member of its executive committee and chairman of its risk management committee. He also serves as a director on the board of the Investment Adviser Association and previously served as the chairman of its legal and regulatory committee. In addition, he previously served as the chairman of the international committee of the ICI. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation with the SEC.

Cecilia E. Rouse has been an independent director of certain Price Funds since 2012 (and all Price Funds since October 2013), and became a member of the Joint Audit Committee in September 2014. Dr. Rouse has extensive experience in the fields of higher education and economic research. She has served in a variety of roles at Princeton University, including as a dean, professor, and leader of economic research. She has also served on the boards of: MDRC, a non-profit education and social policy organization dedicated to improving programs and policies that affect the poor; the National Bureau of Economic Research, a private, non-profit, non-partisan organization dedicated to conducting economic research and to disseminating research findings among academics, public policy makers, and business professionals; the Council on Foreign Relations, a United States nonprofit think tank specializing in U.S. foreign policy and international affairs; and The Pennington School, an independent co-educational school. She is, or has been, a member of numerous entities, including the American Economic Association, National Academy of Education, and the Association of Public Policy and Management Policy Council.

John G. Schreiber has been an independent director of the Price Funds for more than 20 years and served as a member of the Joint Audit Committee until September 2015. He has significant experience investing in real estate transactions and brings substantial financial services and investment management experience to the Boards. He is the president of Centaur Capital Partners, Inc. and a retired partner and co-founder of Blackstone Real Estate Advisors. He previously served as chairman and chief executive officer of JMB Urban Development Co. and executive vice president of JMB Realty Corporation. Mr. Schreiber currently serves on the boards of JMB Realty Corporation, Brixmor Property Group, Hilton Worldwide, and is a trustee of Loyola University of Chicago. He is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company, General Growth Properties, AMLI Residential Properties Trust, Blackstone Mortgage Trust, Invitation Homes, and Hudson Pacific Properties.

Robert W. Sharps has been an inside director of the domestic equity and international Price Funds since April 2017 and was appointed as an inside director of all other Price Funds effective January 1, 2019. Mr. Sharps served as the co-head of Global Equities at T. Rowe Price until February 2018, at which point he became the Head of Investments. He has served as the Group Chief Investment Officer for T. Rowe Price since April 2017. He is also a member of the T. Rowe Price Management Committee, Management Compensation Committee, International Steering Committee, Equity Steering Committee, Asset Allocation Committee, Product Strategy Committee, and Fixed Income Steering Committee, and he serves as the chair of the Investment Management Steering Committee. Prior to joining T. Rowe Price in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. In addition to his various offices held with T. Rowe Price and its affiliates, Mr. Sharps is a Chartered Financial Analyst.

Mark R. Tercek (served as an independent director until February 15, 2019) served as an independent director of the Price Funds from 2009, and as a member of the Joint Audit Committee from July 2017, until his resignation from the Board and the Joint Audit Committee on February 15, 2019. Mark Tercek is CEO (2008 to present) of The Nature Conservancy (TNC), the global conservation organization known for its intense focus on collaboration and getting things done for the benefit of people and nature. He is the author of the Washington Post and Publisher’s Weekly bestselling book Nature’s Fortune: How Business and Society Thrive by Investing in Nature. Mark was Partner and Managing Director for Goldman Sachs (1984 to 2008), where he spent 24 years and launched the firm’s Environmental Markets Group. Inspired by the opportunity to help businesses, governments and environmental organizations work together in new, innovative ways, Mark left Goldman Sachs in 2008 to head up The Nature Conservancy. Mark served on the New York State 2100 Commission, which was created in the wake of Superstorm Sandy to advise Governor Andrew Cuomo and the state on how to make infrastructure more resilient to future storms. Mark is a member of several boards and councils, including the President’s Advisory Council for Resources for the Future, the Nicholas Institute for Environmental Policy Solutions, Harvard Business School's Social Enterprise Initiative, the China Council for International Cooperation on Environment and Development (CCICED), the Rockefeller Foundation Economic Council on Planetary Health, Acumen, the Science for Nature and People Partnership (SNAPP), and NatureVest. He also serves on the Williams College Board of Trustees. Mark earned an M.B.A. from Harvard in 1984 and a B.A. from Williams College in 1979.

Edward A. Wiese (served as an inside director of the domestic fixed income Price Funds until December 31, 2018) served as an inside director of the domestic fixed income Price Funds from 2015 until his resignation from the Board effective December 31, 2018. Mr. Wiese is a Chartered Financial Analyst with over 30 years of investment experience, all of which have been with T. Rowe Price. He previously served as the director of fixed income for T. Rowe Price and as the chairman of the T. Rowe Price Fixed Income Steering Committee until December 2018, and served as a portfolio manager for various short-term bond and low-duration domestic bond strategies until December 2016. Mr. Wiese expects to retire from T. Rowe Price in 2019.

In addition, the following tables provide biographical information for the directors, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years

Teresa Bryce Bazemore 1959 188 portfolios	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present)	Chimera Investment Corporation (2017 to present); Federal Home Loan Bank of Pittsburgh (2017 to present)
Ronald J. Daniels 1959 188 portfolios	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present)	Lyndhurst Holdings (2015 to present)
Bruce W. Duncan 1951 188 portfolios

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present)

First Industrial Realty Trust (January 2016 to present); Starwood Hotels & Resorts (1999 to September 2016); Boston Properties (May 2016 to present); Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. 1952 188 portfolios

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016)

Chairman of the Board, all funds (since July 2018)

None
Paul F. McBride 1956 188 portfolios	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)	None

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years

Cecilia E. Rouse, Ph.D. 1963 188 portfolios

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member of the National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

None
John G. Schreiber 1946 188 portfolios

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Blackstone Mortgage Trust (2012 to 2016); Hilton Worldwide (2007 to present); Brixmor Property Group, Inc. (2013 to present); Hudson Pacific Properties (2014 to 2016)
Mark R. Tercek(c) 1957 0 portfolios	President and Chief Executive Officer, The Nature Conservancy (2008 to present)	None

(a) All information about the independent directors was current as of December 31, 2018, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

(b) William J. Stromberg, President and Chief Executive Officer of T. Rowe Price Group, Inc. (the parent company of the Price Funds’ investment adviser), has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

(c) Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

Inside Directors(a)

The following persons are considered inside directors of the funds because they also serve as employees of T. Rowe Price or its affiliates. No more than two inside directors serve as directors of any fund.

The Boards invite nominations from the funds’ investment adviser for persons to serve as inside directors, and the Board reviews and approves these nominations. Each of the current inside directors is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. Edward C. Bernard, who retired from T. Rowe Price on December 31, 2018, had served as a director of all Price Funds and had been chairman of the Board for all Price Funds since 2006. On July 25, 2018, Mr. Bernard resigned from his role as a director of all Price Funds upon the election of David Oestreicher to ensure that each Board has only two interested directors. He also resigned from his role as Chairman of the Boards of all Price Funds and was replaced by Robert J. Gerrard, Jr., an independent director. Robert W. Sharps has served as inside director of the domestic fixed income Price Funds since January 1, 2019, and all other Price Funds since April 1, 2017. For each fund, the two inside directors serve as members of the fund’s Executive Committee. In addition, specific experience with respect to the inside directors’ occupations and directorships of public companies and other investment companies are set forth in the following table.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies

David Oestreicher 1967 188 portfolios

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, Price Hong Kong, and T. Rowe Price International; Vice President, Price Japan and Price Singapore

Principal Executive Officer and Executive Vice President, all funds

None
Robert W. Sharps, CFA, CPA* 1971 135 portfolios	Vice President and Director, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Trust Company President, Equity Series	None

* Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

(a) All information about the inside directors was current as of December 31, 2018, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund’s Board (or that of the corporation of which the fund is a part).

		Independent Directors
Corporation	Number of Portfolios	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek*
Equity Series	7	2018	2018	2013	2012	2013	2012	2001	2009
Fixed Income Series	2	2018	2018	2013	2013	2013	2013	1994	2009
International Series	1	2018	2018	2013	2012	2013	2012	2001	2009

* Effective February 15, 2019, Mr. Tercek resigned as independent director of the Price Funds.

		Inside Directors
Corporation	Number of Portfolios	Oestreicher	Sharps
Equity Series	7	2018	2017
Fixed Income Series	2	2018	—
International Series	1	2018	2017

Below is a table that sets forth certain information, as of April 16, 2019, concerning each person deemed to be an officer of the Price Funds.

Officers

Fund	Name	Position Held With Fund

All funds	David Oestreicher	Director, Principal Executive Officer, and Executive Vice President
	Darrell N. Braman	Vice President and Secretary
	Gary J. Greb	Vice President
	Paul J. Krug	Vice President
	John W. Ratzesberger	Vice President
	Megan Warren	Vice President
	Catherine D. Mathews	Principal Financial Officer, Vice President, and Treasurer
	Shannon Hofher Rauser	Assistant Secretary
	John R. Gilner	Chief Compliance Officer

Below is a table that sets forth certain information, organized by fund, concerning each person deemed to be an officer of each fund. Information is provided as of April 16, 2019.

Fund	Name	Position Held With Fund
Equity Series	Robert W. Sharps	President
Blue Chip Growth Portfolio	Ziad Bakri	Executive Vice President
Equity Income Portfolio	Brian W.H. Berghuis	Executive Vice President
Equity Index 500 Portfolio	John D. Linehan	Executive Vice President
Health Science Portfolio	Larry J. Puglia	Executive Vice President
Mid-Cap Growth Portfolio	Charles M. Shriver	Executive Vice President
New America Growth Portfolio	Ken D. Uematsu	Executive Vice President
Personal Strategy Balanced Portfolio	Justin P. White	Executive Vice President
	John F. Wakeman	Vice President
(For remaining officers, refer to the “All funds” table)
Fixed Income Series	Cheryl A. Mickel	President
Government Money Portfolio	Joseph K. Lynagh	Executive Vice President
Limited-Term Bond Portfolio	Michael F. Reinartz	Executive Vice President
	Stephen L. Bartolini	Vice President
	Jason T. Collins	Vice President
	M. Helena Condez	Vice President
	Michael P. Daley	Vice President
	Levent Demirekler	Vice President
	G. Richard Dent	Vice President
	Stephanie A. Gentile	Vice President
	Michael J. Grogan	Vice President
	Geoffrey M. Hardin	Vice President
	Charles B. Hill	Vice President
	Keir R. Joyce	Vice President
	Steven M. Kohlenstein	Vice President
	Marcy M. Lash	Vice President
	Alan D. Levenson	Vice President
	Antonio L. Luna	Vice President
	Andrew C. McCormick	Vice President
	Alexander S. Obaza	Vice President
	Chen Shao	Vice President
	Douglas D. Spratley	Vice President
	Robert D. Thomas	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
International Series	Christopher D. Alderson	President
International Stock Portfolio	Richard N. Clattenburg	Executive Vice President
	Harishankar Balkrishna	Vice President
	Sheena L. Barbosa	Vice President
	Jai Kapadia	Vice President
	Tobias F. Mueller	Vice President
	Oluwaseun A. Oyegunle	Vice President
	Sebastian Schrott	Vice President
	Ernest C. Yeung	Vice President
(For remaining officers, refer to the “All funds” table)

Below is a table that sets forth certain information, as of April 16, 2019, regarding each person deemed to be an officer of the Price Funds.

Officers

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Christopher D. Alderson, 1962 Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.	President, International Series
Ziad Bakri, M.D., CFA, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Equity Series
Harishankar Balkrishna, 1983 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, International Series
Sheena L. Barbosa, 1983 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Series
Stephen L. Bartolini, CFA, 1977 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Fixed Income Series
Brian W.H. Berghuis, CFA, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Equity Series

Darrell N. Braman, 1963

Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Assistant Vice President, T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Services, Inc.

Vice President and Secretary, all funds
Richard N. Clattenburg, CFA, 1979 Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International	Executive Vice President, International Series
Jason T. Collins, CFA, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
M. Helena Condez, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Michael P. Daley, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Levent Demirekler, CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Stephanie A. Gentile, CFA, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds

Gary J. Greb, 1961 Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Trust Company	Vice President, all funds
Charles B. Hill, CFA, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Keir R. Joyce, CFA, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Jai Kapadia, 1982 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Series
Steven M. Kohlenstein, CFA, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Paul J. Krug, CPA, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, all funds
Alan D. Levenson, Ph.D., 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
John D. Linehan, CFA, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Equity Series
Joseph K. Lynagh, CFA, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Fixed Income Series
Catherine D. Mathews, 1963 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Treasurer and Vice President, all funds
Cheryl A. Mickel, CFA, 1967 Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Fixed Income Series
Tobias F. Mueller, CFA, 1980 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, International Series
Alexander S. Obaza, 1981 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Fixed Income Series
Oluwaseun A. Oyegunle, CFA, 1984 Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International	Vice President, International Series
Larry J. Puglia, CFA, CPA, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Equity Series
John W. Ratzesberger, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, all funds
Shannon Hofher Rauser, 1987 Assistant Vice President, T. Rowe Price	Assistant Secretary, all funds
Michael F. Reinartz, CFA, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Fixed Income Series
Sebastian Schrott, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, International Series
Chen Shao, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Bin Shen, CFA, 1987 Employee, T. Rowe Price	Vice President, International Series
Charles M. Shriver, CFA, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company	Executive Vice President, Equity Series
Jeanny Silva, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series
Douglas D. Spratley, CFA, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Fixed Income Series

Ken D. Uematsu, CFA, 1966 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Equity Series
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Equity Series

Megan Warren, 1968

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly Executive Director, JPMorgan Chase (to 2017)

Vice President, all funds
Justin P. White, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Equity Series
Ernest C. Yeung, CFA, 1979 Director, Responsible Officer, and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.	Vice President, International Series

Directors’ Compensation

Each independent director is paid $310,000 annually for his/her service on the Boards. The Chairman of the Boards, an independent director, receives an additional $150,000 annually for serving in this capacity. Prior to the Board appointing an independent director as Chairman of the Boards, the Board had designated a Lead Independent Director, who received an additional $150,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his/her service and the chairman of the Joint Audit Committee receives an additional $10,000 for his/her service. An independent director serving as a member of a Special Committee of the Independent Directors receives an additional $1,500 per meeting of the Special Committee. All of these fees are allocated to each fund on a pro-rata basis based on each fund’s net assets relative to the other funds.

The following table shows the total compensation that was received by the independent directors in the calendar year 2018, unless otherwise indicated. The independent directors of the funds do not receive any pension or retirement benefits from the funds or from T. Rowe Price. In addition, the officers and inside directors of the funds do not receive any compensation or benefits from the funds for their service.

Directors	Total Compensation
Bazemore	$310,000
Daniels	310,000
Duncan	350,000
Gerrard	385,000
McBride	340,000
Rouse	340,000
Schreiber	397,500
Tercek*	340,000

* Effective February 15, 2019, Mr. Tercek resigned as independent director of the Price Funds.

The following table shows the amounts paid by each fund to the independent directors based on accrued compensation for the calendar year 2018:

Fund	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse	Schreiber	Tercek
Blue Chip Growth Portfolio	$539	$539	$608	$631	$591	$591	$730	$591
Equity Income Portfolio	270	270	305	312	296	296	368	296
Equity Index 500 Portfolio	7	7	8	8	8	8	10	8
Government Money Portfolio	12	12	14	14	14	14	17	14
Health Sciences Portfolio	269	269	303	312	295	295	367	295
International Stock Portfolio	128	128	144	146	140	140	176	140
Limited-Term Bond Portfolio	166	166	188	193	182	182	226	182
Mid-Cap Growth Portfolio	177	177	200	206	195	195	242	195
Moderate Allocation Portfolio	69	69	78	80	76	76	94	76
New America Growth Portfolio	92	92	104	108	101	101	125	101

Directors’ Holdings in the Price Funds

The following table sets forth the Price Fund holdings of the current independent and inside directors, as of December 31, 2018, unless otherwise indicated.

The Variable Insurance Portfolios are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance may not be suitable for the independent and inside directors.

Aggregate Holdings, All Price Funds	Independent Directors

	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse	Schreiber
Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Blue Chip Growth Portfolio	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None
Government Money Portfolio	None	None	None	None	None	None	None
Health Sciences Portfolio	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None
Limited-Term Bond Portfolio—II	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None
Moderate Allocation Portfolio	None	None	None	None	None	None	None
New America Growth Portfolio	None	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Inside Directors

	Oestreicher	Sharps
Over $100,000	Over $100,000
Blue Chip Growth Portfolio	None	None
Blue Chip Growth Portfolio—II	None	None
Equity Income Portfolio	None	None
Equity Income Portfolio—II	None	None
Equity Index 500 Portfolio	None	None
Government Money Portfolio	None	None
Health Sciences Portfolio	None	None
Health Sciences Portfolio—II	None	None
International Stock Portfolio	None	None
Limited-Term Bond Portfolio	None	None
Limited-Term Bond Portfolio—II	None	None
Mid-Cap Growth Portfolio	None	None
Mid-Cap Growth Portfolio—II	None	None
Moderate Allocation Portfolio	None	None
New America Growth Portfolio	None	None

Portfolio Managers’ Holdings in the Price Funds

The following table sets forth the Price Fund holdings of each Variable Insurance Portfolio’s portfolio manager(s). The Variable Insurance Portfolios are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance contracts may not be suitable investments for these portfolio managers.

The portfolio manager has day-to-day responsibility for managing the fund and executing the fund’s investment program. The column titled “Range of Fund Holdings as of Fund’s Fiscal Year” shows the dollar range of shares beneficially owned (including shares held through the T. Rowe Price 401(k) plan and other T. Rowe Price retirement plans or deferred compensation plans) in the fund for which he or she serves as portfolio manager, as of the end of that fund’s most recent fiscal year. The column titled “Range of Holdings in Investment Strategy as of Fund’s Fiscal Year” shows the dollar range of shares beneficially owned (including shares or units held through the T. Rowe Price 401(k) plan and other T. Rowe Price retirement plans or deferred compensation plans) in the fund, as well as all investment portfolios that are managed by the same portfolio manager and have investment objectives, policies, and strategies that are substantially similar to those of the fund. Substantially similar portfolios may include other Price Funds, such as institutional funds, T. Rowe Price common trust funds, and non-U.S. pooled investment vehicles, such as Societe d’Investissement a Capital Variable Funds (SICAVs). The range of holdings for all investment portfolios within the investment strategy is provided as of the end of the fund’s most recent fiscal year, regardless of the fiscal years of the other investment portfolios.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Fund Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Blue Chip Growth Portfolio	Larry J. Puglia	None	Over $1,000,000
Equity Income Portfolio	John D. Linehan	None	Over $1,000,000
Equity Index 500 Portfolio	Ken D. Uematsu	None	$50,001-$100,000
Government Money Portfolio	Joseph K. Lynagh	None	$10,001-$50,000
Health Sciences Portfolio	Ziad Bakri	None	$100,001-$500,000
International Stock Portfolio	Richard N. Clattenburg	None	$500,001-$1,000,000
Limited-Term Bond Portfolio	Michael F. Reinartz	None	None
Mid-Cap Growth Portfolio	Brian W.H. Berghuis	None	Over $1,000,000
Moderate Allocation Portfolio	Charles M. Shriver	None	$100,001-$500,000
New America Growth Portfolio	Justin White	None	$500,001-$1,000,000

(a) See table beginning on page 3 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 3.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Variable Insurance Portfolios’ portfolio managers as of the most recent fiscal year end of the funds they manage, unless otherwise indicated. All of the assets of the funds that have multiple portfolio managers are shown as being allocated to all co-portfolio managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Ziad Bakri	7	$14,118,350,077	—	—	1	$103,975,282
Brian W.H. Berghuis	10	49,275,986,342	1	$2,578,174,637	6	1,746,410,578
Richard N. Clattenburg	6	14,058,699,145	2	4,623,511,976	0	—
John D. Linehan	17	3,600,683,307	13	11,297,399,028	30	5,634,350,043
Joseph K. Lynagh	15	34,905,676,087	3	4,813,183,570	4	1,826,382,477
Larry J. Puglia	9	65,700,226,119	20	13,108,344,936	17	5,016,031,358
Michael F. Reinartz	8	9,716,160,444	1	8,281,153,142	6	1,581,556,377
Charles M. Shriver	30	38,607,073,491	19	4,673,822,145	6	1,514,929,147
Ken D. Uematsu	6	27,306,363,548	4	9,481,827,418	0	—
Justin White	2	4,557,853,894	0	—	0	—

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies.

The Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2019, the directors and executive officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund.

As of December 31, 2018, none of the independent directors or their immediate family members owned beneficially or of record any securities of T. Rowe Price (the Price Fund’s investment adviser), Investment Services (the Price Funds’ distributor), or any person controlling, controlled by, or under common control with T. Rowe Price or Investment Services.

As of March 31, 2019, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

FUND	SHAREHOLDER	%
BLUE CHIP GROWTH PORTFOLIO	GREAT-WEST LIFE & ANNUITY	8.29
	CLIENT PLANS
	GREAT-WEST LIFE & ANNUITY INS CO
	8515 E ORCHARD RD
	ENGLEWOOD CO 80111-5002

	MUTUAL OF AMERICA SEPARATE	13.12
	320 PARK AVE
	NEW YORK NY 10022-6839

	MUTUAL OF AMERICA SEPARATE	25.13(a)

	NATIONWIDE INSURANCE COMPANY	8.53
	C/O IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NATIONWIDE LIFE INSURANCE COMPANY	11.61
	C/O IPO PORTFOLIO ACCOUNTING

	NYLIAC	9.51
	ATTN ASHESH UPADHYAY
	NYLIM CENTER
	30 HUDSON ST
	JERSEY CITY NJ 07302-4600

FUND	SHAREHOLDER	%
BLUE CHIP GROWTH PORTFOLIO—II	AMERITAS LIFE INSURANCE CORP	11.29
	AMERITAS VARIABLE SEP ACCT
	ATTN VARIABLE TRADES
	5900 O ST
	LINCOLN NE 68510-2234

	GREAT-WEST LIFE & ANNUITY	5.92
	FBO VARIABLE ANNUITY 2
	SMARTTRACK II

	JEFFERSON NATIONAL	14.92
	LIFE INS CO
	10350 ORMSBY PARK PL STE 600
	LOUISVILLE KY 40223-6178

	MIDLAND NATIONAL LIFE INSURANCE CO	6.02
	4350 WESTOWN PKWY
	WEST DES MOINES IA 50266-1036

	NATIONWIDE LIFE INSURANCE COMPANY	10.73
	C/O IPO PORTFOLIO ACCOUNTING

	PACIFIC SELECT EXEC	25.82(a)
	SEPARATE ACCOUNT OF
	PACIFIC LIFE
	ATTN: VARIABLE PRODUCTS ACCOUNTING
	700 NEWPORT CENTER DR
	NEWPORT BEACH CA 92660-6307

FUND	SHAREHOLDER	%
EQUITY INCOME PORTFOLIO	AMERICAN UNITED LIFE	8.23
	AMERICAN UNIT TRUST
	ATTN SEPARATE ACCOUNTS
	PO BOX 368
	INDIANAPOLIS IN 46206-0368

	AMERICAN UNITED LIFE	11.93
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	LINCOLN BENEFIT LIFE CO	5.77
	LINCOLN BENEFIT VARIABLE LIFE
	PO BOX 94210
	PALATINE IL 60094-4210

	PRUCO LIFE INSURANCE COMPANY	11.91
	FLEXIBLE PREMIUM
	VARIABLE ANNUITY ACCOUNT
	ATTN SEPARATE ACCTS
	213 WASHINGTON ST FL 7
	NEWARK NJ 07102-2917

	SECURITY BENEFIT LIFE INS CO	13.92
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
	700 SW HARRISON ST
	TOPEKA KS 66636-0001

FUND	SHAREHOLDER	%
EQUITY INCOME PORTFOLIO—II	JEFFERSON NATIONAL	7.74
	LIFE INS CO

	NATIONWIDE INSURANCE COMPANY	10.88
	C/O IPO PORTFOLIO ACCOUNTING

	NATIONWIDE LIFE INSURANCE COMPANY	12.59
	C/O IPO PORTFOLIO ACCOUNTING

	PACIFIC SELECT EXEC	34.17(a)
	SEPARATE ACCOUNT OF
	PACIFIC LIFE
	ATTN: VARIABLE PRODUCTS ACCOUNTING

	SEPARATE ACCOUNT 70 OF THE	6.01
	AXA EQUITABLE LIFE INSURANCE CO
	1290 AVENUE OF THE AMERICAS
	FMG 11TH FL
	NEW YORK NY 10104-0101

	SEPARATE ACCOUNT FP OF THE	6.98
	AXA EQUITABLE LIFE INSURANCE CO
EQUITY INDEX 500 PORTFOLIO	NYLIAC	14.75
	ATTN ASHESH UPADHYAY

	SECURITY BENEFIT LIFE INS CO	81.41(b)
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
GOVERNMENT MONEY PORTFOLIO	AMERICAN NATIONAL GROUP	13.40
	UNALLOCATED VA CORP
	ATTN JOHN BURCHETT
	8TH FLOOR CONTROLLERS DEPT
	ONE MOODY PLAZA
	GALVESTON TX 77550-7947

	HORACE MANN LIFE INSURANCE CO	55.65(a)
	SEPARATE ACCOUNT
	1 HORACE MANN PLZ
	SPRINGFIELD IL 62715-0002

	SECURITY BENEFIT LIFE INS CO	24.47
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG

FUND	SHAREHOLDER	%
HEALTH SCIENCES PORTFOLIO	AMERICAN NATIONAL GROUP	10.65
	UNALLOCATED VA CORP
	ATTN JOHN BURCHETT

	MODERN WOODMEN OF AMERICA	26.27(a)
	ATTN MUTUAL FUNDS ACCTG
	5801 SW 6TH AVE
	TOPEKA KS 66636-0001

	NATIONWIDE LIFE INSURANCE COMPANY	17.20
	C/O IPO PORTFOLIO ACCOUNTING

	SECURITY BENEFIT LIFE INS CO	25.63(b)
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
HEALTH SCIENCES PORTFOLIO—II	JEFFERSON NATIONAL	5.35
	LIFE INS CO

	NATIONWIDE LIFE INSURANCE COMPANY	5.96
	C/O IPO PORTFOLIO ACCOUNTING

	NATIONWIDE LIFE INSURANCE COMPANY	7.36
	C/O IPO PORTFOLIO ACCOUNTING

	NATIONWIDE LIFE INSURANCE COMPANY	55.33(a)
	C/O IPO PORTFOLIO ACCOUNTING

	PRINCIPAL LIFE INSURANCE CO	5.74
	ATTN LIFE ACCOUNTING
	711 HIGH ST
	DES MOINES IA 50392-9992

FUND	SHAREHOLDER	%
INTERNATIONAL STOCK PORTFOLIO	FARM BUREAU LIFE INS CO	6.14
	ATTN MUTUAL FUND ACCOUNTING
	5400 UNIVERSITY AVENUE
	WEST DES MOINES IA 50266-5997

	NYLIAC	14.69
	ATTN ASHESH UPADHYAY

	PRUCO LIFE INSURANCE COMPANY	5.64
	PLAZ ANNUITY
	ATTN SEPARATE ACCTS

	PRUCO LIFE INSURANCE COMPANY	25.34(a)
	PLAZ LIFE
	ATTN SEPARATE ACCOUNTS

	SECURITY BENEFIT LIFE INS CO	6.37
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG

	TRANSAMERICA LIFE INSURANCE CO	11.18
	WRL SERIES LIFE CORPORATE ACCOUNT
	4333 EDGEWOOD RD NE
	CEDAR RAPIDS IA 52499-3830
LIMITED-TERM BOND PORTFOLIO	JPMORGAN CHASE BANK CUST FBO	10.55
	INTELLIGENT VARIABLE ANNUITY
	TIAA-CREF LIFE SEP A/C OF
	TIAA-CREF LIFE INSURANCE CO
	8625 ANDREW CARNEGIE BLVD
	CHARLOTTE NC 28262-8551

	NATIONWIDE LIFE INSURANCE COMPANY	18.26
	C/O IPO PORTFOLIO ACCOUNTING

	TRANSAMERICA LIFE INSURANCE CO	51.93(a)
	EM PRIVATE PLACEMENT
LIMITED-TERM BOND PORTFOLIO—II	JEFFERSON NATIONAL	93.53(a)
	LIFE INS CO

	JEFFERSON NATIONAL LIFE INSURANCE	5.20
	LIFE INS CO

FUND	SHAREHOLDER	%
MID-CAP GROWTH PORTFOLIO	C M LIFE INSURANCE CO	13.03
	ATTN FUND OPERATIONS
	1295 STATE ST
	SPRINGFIELD MA 01111-0001

	FARM BUREAU LIFE INS CO	5.78
	ATTN MUTUAL FUND ACCOUNTING

	M M L BAYSTATE LIFE INS CO	10.82
	ATTN RS FUND OPERATIONS
	1295 STATE ST # C105
	SPRINGFIELD MA 01111-0001

	MASS MUTUAL LIFE INS CO	13.21
	ATTN FUND OPERATIONS
	1295 STATE ST MIP C105
	SPRINGFIELD MA 01111-0001

	MODERN WOODMEN OF AMERICA	14.86
	ATTN MUTUAL FUNDS ACCTG

	SECURITY BENEFIT LIFE INS CO	15.00
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG

	TRANSAMERICA LIFE INSURANCE CO	6.66
	EM PRIVATE PLACEMENT
MID-CAP GROWTH PORTFOLIO—II	LINCOLN NATIONAL LIFE INS CO	9.67
	ATTN: CAMMIE KLINE
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

	NATIONWIDE INSURANCE COMPANY	55.27(a)
	C/O IPO PORTFOLIO ACCOUNTING

	NATIONWIDE LIFE INSURANCE COMPANY	33.75(a)
	C/O IPO PORTFOLIO ACCOUNTING

FUND	SHAREHOLDER	%
MODERATE ALLOCATION PORTFOLIO	FARM BUREAU LIFE INS CO	11.47
	ATTN MUTUAL FUND ACCOUNTING

	MODERN WOODMEN OF AMERICA	19.24
	ATTN PRODUCT VALUATION

	NATIONWIDE INSURANCE COMPANY	5.50
	C/O IPO PORTFOLIO ACCOUNTING

	PARAGON LIFE INSURANCE CO	13.88
	MAIL CODE A2-10

	SECURITY BENEFIT LIFE INS CO	21.22
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
NEW AMERICA GROWTH PORTFOLIO	FARM BUREAU LIFE INS CO	5.40
	ATTN MUTUAL FUND ACCOUNTING

	MODERN WOODMEN OF AMERICA	12.23
	ATTN MUTUAL FUNDS ACCTG

	NATIONWIDE INSURANCE COMPANY	18.38
	C/O IPO PORTFOLIO ACCOUNTING

	NATIONWIDE LIFE INSURANCE COMPANY	18.26
	C/O IPO PORTFOLIO ACCOUNTING

	NYLIAC	5.19
	ATTN ASHESH UPADHYAY

	PARAGON LIFE INSURANCE CO	6.61
	MAIL CODE A2-10
	13045 TESSON FERRY RD
	SAINT LOUIS MO 63128-3499

	SECURITY BENEFIT LIFE INS CO	14.96
	FBO T ROWE PRICE NO LOAD V A
	ATTN MARK YOUNG
(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters that are submitted to shareholders for vote.
(b)

Security Benefit Life Insurance Company, organized under the laws of Kansas, owns the percentage indicated (in connection with issuing the T. Rowe Price Variable Annuity) of the outstanding shares of the fund. Under current law, the insurance company must vote these shares in accordance with instructions received by underlying contract holders.

INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. For certain Price Funds, T. Rowe Price has entered into an investment sub-advisory agreement with T. Rowe Price International, Price Hong Kong, and/or Price Japan. T. Rowe Price, T. Rowe Price International, Price Hong

Kong, and Price Japan are hereinafter referred to collectively as “Investment Managers.” T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price. Price Hong Kong and Price Japan are wholly owned subsidiaries of T. Rowe Price International.

Investment Management Services

Under the Investment Management Agreements, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the funds’ investment objectives, programs, and restrictions as provided in the funds’ prospectuses and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including: maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds’ custodians, fund accounting vendor, and transfer agent; assisting the funds in the coordination of such agents’ activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds. For those Price Funds for which T. Rowe Price has not entered into a subadvisory agreement, T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting all security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

With respect to the International Stock Portfolio, T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price International under which, subject to the supervision of T. Rowe Price, T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Under the subadvisory agreement, T. Rowe Price International is responsible for effecting securities transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Investment Management Agreements also provide that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements have a similar provision limiting the liability of the investment subadviser for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements (and subadvisory agreements, if applicable), the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements (and subadvisory agreements, if applicable) or otherwise helpful to the funds.

Control of Investment Adviser

T. Rowe Price Group, Inc. (“Group”), is a publicly owned company and owns 100% of the stock of T. Rowe Price, which in turn owns 100% of T. Rowe Price International, which in turn owns 100% each of Price Hong Kong, and Price Japan. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Management Fees

Each fund pays T. Rowe Price an annual fee (the “Fee”), and each fee is listed in the following table. The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the daily Fee accruals for each month. The daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee rate. The product of this calculation is multiplied by the net assets of the fund for that day as determined in accordance with the fund’s prospectus as of the close of business from the previous business day on which the fund was open for business.

Fund	Fee %
Blue Chip Growth Portfolio	0.85(a)
Equity Income Portfolio	0.85(b)
Equity Index 500 Portfolio	0.40(c)

Fund	Fee %
Government Money Portfolio	0.55
Health Sciences Portfolio	0.95(d)
International Stock Portfolio	1.05(e)
Limited-Term Bond Portfolio	0.70(f)
Mid-Cap Growth Portfolio	0.85(g)
Moderate Allocation Portfolio	0.90(h)
New America Growth Portfolio	0.85(i)

(a) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.75%.

(b) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.74%.

(c) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.39%.

(d) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.94%.

(e) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.95%.

(f) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.50%.

(g) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.84%.

(h) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.85%.

(i) Pursuant to a contractual management fee waiver agreement, the management fee rate is limited to 0.80%.

Pursuant to the subadvisory agreement that T. Rowe Price has entered into on behalf of the International Stock Portfolio, T. Rowe Price may pay T. Rowe Price International up to 60% of the management fee that T. Rowe Price receives from the International Stock Portfolio.

The Investment Management Agreement between each fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each fund’s operations except for interest; taxes; brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities; and such nonrecurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Board for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses that would otherwise be paid by T. Rowe Price under the Investment Management Agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers. Some funds pay certain distribution expenses with respect to II Class shares under a 12b-1 plan providing for the distribution of II Class shares. (See Distribution and Shareholder Services Plan discussed later.) Under the Investment Management Agreement, the funds paid the Investment Managers the following amounts for the years indicated:

Fund	Fiscal Year Ended
	12/31/18	12/31/17	12/31/16
Blue Chip Growth Portfolio(a)	$11,619,000	$8,943,000	$6,866,000
Equity Income Portfolio(a)	5,693,000	6,231,000	6,574,000
Equity Index 500 Portfolio	74,000	74,000	61,000
Government Money Portfolio	183,000	156,000	102,000
Health Sciences Portfolio(a)	6,682,000	6,111,000	6,025,000
International Stock Portfolio	3,324,000	3,740,000	3,238,000
Limited-Term Bond Portfolio(a)	2,665,000	2,935,000	2,923,000
Mid-Cap Growth Portfolio(a)	4,002,000	3,758,000	3,373,000
Moderate Allocation Portfolio	1,608,000	1,536,000	1,449,000
New America Growth Portfolio	2,045,000	1,710,000	1,456,000

(a) The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

From time to time, T. Rowe Price may make payments out of its own resources to eligible insurance companies for recordkeeping and administrative services they provide to the fund for contract holders. These payments range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. T. Rowe Price made payments to various insurance companies in the following amounts for the calendar year 2018:

Fund	Payment
Blue Chip Growth Portfolio	$2,062,615
Blue Chip Growth Portfolio—II	807,116
Equity Income Portfolio	823,326
Equity Income Portfolio—II	367,731
Equity Index 500 Portfolio	28,255
Government Money Portfolio	49,364
Health Sciences Portfolio	192,127
Health Sciences Portfolio—II	1,294,250
International Stock Portfolio	569,946
Limited-Term Bond Portfolio	990,041
Limited-Term Bond Portfolio—II	23,341
Mid-Cap Growth Portfolio	751,090
Mid-Cap Growth Portfolio—II	119,161
Moderate Allocation Portfolio	342,850
New America Growth Portfolio	512,939

In addition to these administrative payments and the 12b-1 payments made by the II Class, T. Rowe Price and its affiliates may provide expense reimbursements and meeting and marketing support payments (out of their own resources and not as an expense of the funds) to insurance companies and their affiliates in connection with the sale, distribution, marketing, and/or servicing of the Price Funds.

Such expense reimbursements and meeting support payments may include sponsoring (or cosponsoring) or providing financial support for industry conferences, client seminars, due diligence meetings, sales presentations, and other third-party-sponsored events. The primary focus of these events typically is training and education. These payments will generally vary depending upon the nature of the event and may include financial assistance to insurance companies or intermediaries that enable T. Rowe Price or one of its affiliates to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other attendees, and certain entertainment expenses (such as occasional meal expenses or tickets to sporting events that are not preconditioned on achievement of sales targets). Marketing support payments may be made for a variety of purposes, including, but not limited to: advertising and marketing opportunities; building brand awareness and educating insurance companies, intermediaries, clients, and prospects about the Price Funds; placement on an intermediary’s list of offered funds or preferred fund list; gaining access to senior management, sales representatives, or wholesalers of an insurance company or other intermediary; and receiving detailed reporting packages (such as periodic sales reporting, sales production results, and data on how T. Rowe Price products, including the Price Funds, are used).

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price and its affiliates may influence insurance companies and other intermediaries to recommend the Price Funds over other investment options for which an insurance company or intermediary does not receive additional compensation (or receives lower levels of additional compensation). However, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the Price Funds or the amount that a Price Fund receives to invest on behalf of an investor.

DISTRIBUTOR FOR THE FUNDS

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all Price Funds on a continuous basis. Investment Services is registered as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Investment Services is located at the same address as the funds and T. Rowe Price: 100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the Price Funds, pursuant to an Underwriting Agreement (“Underwriting Agreement”), which provides that Investment Services will pay or arrange for others to pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders.

The Underwriting Agreement also provides that Investment Services will pay or arrange for others to pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services’ federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services’ expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the II Class shares, no sales charges are paid by investors or the funds and no compensation is paid to Investment Services. The Underwriting Agreement also allows Investment Services to enter into agreements with affiliated T. Rowe Price entities to offer and sell shares of the Price Funds, under limited conditions, to certain institutional investors outside the U.S.

II Class

Distribution and Shareholder Services Plan

The funds’ directors adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to each II Class (the “Class”). Each plan provides that the Class may compensate Investment Services, or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under each plan will be made (either directly, or indirectly through Investment Services) to intermediaries other than Investment Services such as broker-dealers, banks, insurance companies, and retirement plan recordkeepers. Under each plan, the II Class pays a fee at the annual rate of up to 0.25% of that class’ average daily net assets. Normally, the full amount of the fee is paid to various insurance companies, their agents, and contract distributors on shares sold through these agencies; however, a lesser amount may be paid. In addition, the fee may be split among intermediaries based on the level of services provided by each. These agencies may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class’ shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by insurance companies, their agents, and contract distributors with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, as long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds’ independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act.

The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will still normally be made for funds that are closed to new investors. Such payments are made for the various services provided to existing investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to insurance companies, their agents, and contract distributors for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan (or a prior plan, as indicated in the table).

Fund	Fiscal Year Ended 12/31/18
Blue Chip Growth Portfolio—II	$1,181,000
Equity Income Portfolio—II	515,000
Health Sciences Portfolio—II	1,519,000
Limited-Term Bond Portfolio—II	26,000
Mid-Cap Growth Portfolio—II	125,000
PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the international Price Funds are generally made by T. Rowe Price International, Price Hong Kong, and/or Price Japan. Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all other Price Funds are generally made by T. Rowe Price. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Japan (together, with Price Singapore, the “Price Advisers”), are responsible for implementing these decisions for the Price Funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Each Price Adviser may delegate actual trade execution to the trading desks of other Price Advisers and may use these affiliated investment advisers for certain other trading-related services.

Broker-Dealer Selection

With respect to equity, fixed income, and derivative transactions, the Price Advisers may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and in certain cases research services, designate a broker-dealer to receive selling concessions, discounts, or other allowances, and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.

Fixed Income Securities

In purchasing and selling fixed income securities, the Price Advisers ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.

Foreign Currency Transactions

The Price Advisers may engage in foreign currency transactions (“FX”) to facilitate trading in or settlement of trades in foreign securities. The Price Advisers may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; protect the value of portfolio securities; or to facilitate cash management. The Price Advisers select broker-dealers that they believe will provide best execution on behalf of the Price Funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the Price Funds, but each account’s trade is individually settled with the counterparty.

Equity Securities

In purchasing and selling equity securities, the Price Advisers seek to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to the Price Advisers than might be paid to other broker-dealers in accordance with Section 28(e) under the 1934 Act and subsequent guidance from regulators.

In selecting broker-dealers to execute the Price Funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of the Price Advisers to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, the Price Advisers pay higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

Best Execution

T. Rowe Price’s Global Trading Committee (“GTC”) oversees the brokerage allocation and trade execution policies for the Price Advisers. The GTC is supported by the equity and fixed income best execution subcommittees in monitoring the Price Advisers’ compliance with the execution policy. The execution policy requires the Price Advisers to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the Price Funds taking into account various factors.

Research Benefits

T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although proprietary and third party research from broker-dealers and independent third party research providers (external research) is an important component of the Price Advisers’ investment approach, the Price Advisers rely primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.

Research received from broker-dealers or independent third party research providers generally include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, currency and commodity market analysis, risk measurement analysis, performance analysis, and analysis of corporate, environmental, social and governance responsibility issues. Research services are received in the form of written reports, computer generated data, telephone contacts, investment conferences, bespoke services, financial models and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks which provide access to industry consultants, vendors, and suppliers. The Price Advisers may use a limited number of expert networks and such use is closely monitored to ensure compliance with internal guidelines. Price Associates may also use certain broker provided direct phone lines (“connectivity”) which provide direct access to broker-dealers as permitted. T. Rowe Price may receive proprietary research from broker-dealers who also provide trade execution, clearing, settlement and/or other services. Proprietary research may include research from an affiliate of the broker-dealer.

Each Price Adviser (other than T. Rowe Price International, Price Japan, and Price Singapore) may use equity brokerage commissions or “soft dollars” consistent with Section 28(e) under the 1934 Act (“Section 28(e)”) and other relevant regulatory guidance to pay for external research and services through commission sharing arrangements (“CSAs”) established with various broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser seeks best execution and determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.

The Price Advisers (other than T. Rowe Price International, Price Japan, and Price Singapore) maintain CSAs with broker-dealers who provide “high touch” (which involves a fuller scope of services such as enhanced execution and liquidity services, among others) and “low touch” trading (which involves some form of electronic trading). Under these arrangements, broker-dealers retain the execution component of the brokerage commission as compensation for execution services and segregate a portion of the commission for research services. The Price Adviser then requests research services to be paid for using the CSA assets.

Under the CSA program, research payments are collected until the research budget targets established for the Price Funds and similar accounts managed by the applicable Price Adviser (other than T. Rowe Price International, Price Japan, and Price Singapore) are reached, after which these accounts transact at execution only rates for the remainder of the applicable period.

As indicated, T. Rowe Price International, Price Japan, and Price Singapore do not use soft dollars or participate in a CSA program with any broker-dealer and they pay for the external research that they receive directly out of their own resources.

Research budgets are set by T. Rowe Price’s Research Governance Oversight Committee (“RGOC”) which oversees the consumption, valuation and appropriate remuneration of third party investment research consumed by the Price Advisers globally. Research budgets may be adjusted by the RGOC throughout the calendar year. Trading with broker-dealers with whom T. Rowe Price has not established a CSA is done on an execution only basis.

Whenever commissions are pooled and used to pay for research, conflicts of interest may arise due to the potential that one account’s (such as a Price Fund’s) commissions could be subsidizing research that benefits another investment vehicle, such as a Price Fund or another vehicle managed by a Price Adviser. However, because research services often benefit several investment vehicles simultaneously or to differing degrees, it is impossible to directly quantify the benefit of research to any particular vehicle, including a Price Fund. T. Rowe Price believes that research received through the CSA program consistent with Section 28(e) assists the investment decision making responsibilities with respect to all clients and investment vehicles, and enhances its investment research process overall.

Because differing regulatory regimes may apply to the investment staff of each Price Adviser, different approaches may be taken with respect to payment for third party research utilized by the investment staff of the Price Advisers. For example, not all Price Advisers participate in a CSA program. T. Rowe Price International has not established a CSA with any broker-dealer and, as described above, pays for the external research that it receives directly out of its own resources.

A Price Adviser may use a portion of its research budget to purchase access to research from certain broker-dealers together with other Price Advisers for a single platform fee. This allows the Price Advisers to leverage their size and scale to purchase access to certain research services across a broad group of research users globally from each research provider. Based on the terms of these platform arrangements, research services available through these platform access arrangements may be shared among the Price Advisers that participate.

Each Price Adviser generally pays for data subscriptions, investment technology tools and other specialized services to assist with the investment process directly from its own resources. Each Price Adviser also pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Business

Each Price Adviser has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. Each Price Adviser makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. Each Price Adviser may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.

Each Price Adviser may have brokerage relationships with broker-dealers who are, or are an affiliate of, clients that have appointed the Price Adviser or an affiliate to serve as investment adviser, trustee, or recordkeeper. Each Price Adviser also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with whom we transact with or on behalf of our clients.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, the Price Advisers seek to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of mutual funds and other institutional clients. In evaluating the reasonableness of commission rates, the Price Advisers may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commission Recapture

Currently, the Price Advisers do not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. The Price Advisers may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Block Trading/Aggregated Orders/Order Sequencing

Because certain investment vehicles (including the Price Funds) managed by the Price Advisers and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. The Price Advisers’ policy is not to favor one client over another in grouping orders for various clients.

The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. The Price Adviser may include orders on behalf of Price Funds and other clients and products advised by the Price Advisers and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.

The Price Advisers and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, the Price Adviser will make pro rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the Price Funds) receives the same average share price of the securities for each aggregated order. Because a pro rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.

The Price Advisers employ certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector or industry specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector specific securities) where the Price Adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number of clients allowed to participate or number of shares offered to the Price Advisers.

The Price Advisers have developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of equity trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to: (i) mitigate conflicts of interest when trading both long and short in the same equity security; and (ii) mitigate conflicts when shorting an equity security that is held by other accounts managed by the Price Advisers that are not simultaneously transacting in the security. Notwithstanding the application of the Price Advisers’ policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same equity security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that an equity long or short transaction may have an adverse impact on the market price of the security being traded.

Miscellaneous

The brokerage allocation policies for the Price Advisers are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which the Price Advisers effect securities transactions may be used in servicing all accounts (including non-Price Funds) managed by the Price Advisers. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by the Price Advisers in connection with the management of that fund. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

The Price Advisers may give advice and take action for clients, including the Price Funds, which differs from advice given or the timing or nature of action taken for other clients. The Price Advisers are not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for the Price Advisers.

The Price Advisers have established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

The Price Funds’ bond investments are generally purchased and sold through principal transactions, meaning that a fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. As a result, there is no explicit brokerage commission paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Explicit brokerage commissions are paid, however, in connection with opening and closing out futures positions. In addition, the funds do not incur any brokerage commissions when buying and selling shares of other Price Funds or another open-end mutual fund that is not exchange-traded, although a fund will pay brokerage commissions if it purchases or sells shares of an exchange-traded fund.

The following table shows the approximate total amount of brokerage commissions paid by each fund for its prior three fiscal years. Since bond purchases do not normally involve the payment of explicit brokerage commissions, the tables generally reflect only the brokerage commissions paid on transactions involving equity securities and futures, if applicable. The amount of brokerage commissions paid by a fund may change from year to year because of changing asset levels, shareholder activity, portfolio turnover, or other factors.

Fund	Fiscal Year Ended
	12/31/18	12/31/17	12/31/16
Blue Chip Growth Portfolio	$132,944	$150,921	$151,000
Equity Income Portfolio	74,581	138,865	199,000
Equity Index 500 Portfolio	326	1,915	(b)
Government Money Portfolio	0	0	0
Health Sciences Portfolio	200,098	207,274	178,000
International Stock Portfolio	165,931	204,475	185,000
Limited-Term Bond Portfolio	7,375	8,187	128,000
Mid-Cap Growth Portfolio	77,132	88,637	101,000
Moderate Allocation Portfolio	37,876	34,557	48,000
New America Growth Portfolio	74,185	93,643	141,000

(a) The increase in commissions paid was primarily due to a portfolio manager change during the prior fiscal year, which resulted in a greater repositioning of the portfolio and more frequent trading activity.

(b) Less than $1,000.

Fund Holdings in Securities of Brokers and Dealers

The following lists each fund’s holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

(Amounts in 000s)

Blue Chip Growth Portfolio

	Fiscal Year Ended 12/31/18
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup Global Markets	$353	—
Goldman Sachs	67	—
JPMorgan Chase	4,719	—
Morgan Stanley	14,676	—

Equity Income Portfolio

	Fiscal Year Ended 12/31/18
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$475	—
Citigroup Global Markets	4,639	—
JPMorgan Chase	21,041	—
Morgan Stanley	9,778	—
Wells Fargo Securities	19,819	—

Equity Index 500 Portfolio

	Fiscal Year Ended 12/31/18
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$188	—
Citigroup Global Markets	105	—
Goldman Sachs	48	—
JPMorgan Chase	269	—
Jeffries & Company	4	—
Morgan Stanley	43	—
Wells Fargo Securities	163	—

Limited-Term Bond Portfolio

	Fiscal Year Ended 12/31/18
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$3,910
Barclays Capital	—	2,318
Citigroup Global Markets	—	3,636
Deutsche Bank	—	1,050
Goldman Sachs	—	3,738
HSBC Securities	—	1,932
JPMorgan Chase	—	3,004
Morgan Stanley	—	4,856
UBS Investment Bank	—	1,587
Wells Fargo Securities	—	3,381

Moderate Allocation Portfolio

	Fiscal Year Ended 12/31/18
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$59	$205
Barclays Capital	25	198
Citigroup Global Markets	5	137
Goldman Sachs	2	396
HSBC Securities	—	198
JPMorgan Chase	721	831
Morgan Stanley	483	339
Wells Fargo Securities	950	566

New America Growth Portfolio

	Fiscal Year Ended 12/31/18
Brokers	Value of Stock Holdings	Value of Bond Holdings
JPMorgan Chase	$445	—

Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:

Fund	Fiscal Year Ended
	12/31/18	12/31/17	12/31/16
Blue Chip Growth Portfolio	30.1%	31.8%	35.1%
Equity Income Portfolio	16.5	19.9	18.5
Equity Index 500 Portfolio	9.7	36.8	17.6
Government Money Portfolio	(a)	(a)	(a)
Health Sciences Portfolio	45.5	42.8	28.5
International Stock Portfolio	36.3	34.0	39.5
Limited-Term Bond Portfolio	52.6	55.9	58.0
Mid-Cap Growth Portfolio	24.6	24.7	28.9
Moderate Allocation Portfolio	77.0	61.8	75.4
New America Growth Portfolio	81.9	83.4	102.0

(a) Money funds are not required to show portfolio turnover.

SECURITIES LENDING ACTIVITIES

JPMorgan Chase and State Street Corporation (the “Agents”) each serve as a custodian and securities lending agent for the Price Funds. As the securities lending agent, they each administer the funds’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Price Funds and each Agent.

Each Agent is responsible for making available to approved borrowers securities from each fund’s portfolio. Each Agent is also responsible for the administration and management of each fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral received from borrowers in accordance with the investment vehicle approved by each fund’s Board, and arranging for the return of loaned securities to the fund in accordance with the funds’ instruction or at loan termination. As compensation for their services, each Agent receives a portion of the amount earned by each fund for lending securities.

The following table sets forth, for each fund’s most recently completed fiscal year, the fund’s gross income received from securities lending activities, any fees and/or other compensation paid by the fund for securities lending activities, and the net income earned by the fund for securities lending activities. The funds do not pay cash collateral management fees, separate administrative fees, separate indemnification fees, or other fees not reflected in the following table. Net income from securities lending activities may differ from the amount reported in a fund’s annual report, which reflects estimated accruals.

		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
Blue Chip Growth Portfolio	$230,080	$20,713	$132,025	$152,738	$77,342
Equity Income Portfolio	0	0	0	0	0
Equity Index 500 Portfolio	4,714	134	4,012	4,145	569
Government Money Portfolio	(a)	(a)	(a)	(a)	(a)
Health Sciences Portfolio	0	0	0	0	0
International Stock Portfolio	125,474	9,486	62,223	71,709	53,764
Limited-Term Bond Portfolio	0	0	0	0	0
Mid-Cap Growth Portfolio	19,263	2,907	1,343	4,250	15,013
Moderate Allocation Portfolio	19,825	1,872	8,010	9,882	9,943
New America Growth Portfolio	0	0	0	0	0

(a) This fund does not participate in securities lending.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

PART II – TABLE OF CONTENTS

PART II

Part II of this SAI describes risks, policies, and practices that apply to the Price Funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds’ investment programs and policies discussed in the funds’ prospectuses. You should refer to each fund’s prospectus to determine the types of holdings in which the fund primarily invests. You will then be able to review additional information set forth herein on those types of holdings and their risks, as well as information on other holdings in which the fund may occasionally invest.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund’s operating policies are subject to change by the fund’s Board without shareholder approval. The funds’ fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

You may also refer to the sections titled “Portfolio Securities” and “Portfolio Management Practices” for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Investing in Foreign Securities

General

Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the U.S. as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter (“OTC”) markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any mutual fund investing in foreign securities, while others relate more to the countries and regions in which the funds may invest. Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets. However, the funds rely on the classification made for a particular country by an unaffiliated, third-party data provider.

• Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected debt and equity markets around the world.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

• Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore, the fund will absorb the cost of currency fluctuations.

• Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many emerging market countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

• Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and are generally more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may have lower overall liquidity, be more difficult to value, and be subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their net asset value. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

• Depositary Receipts It is expected that most foreign securities will be purchased in OTC markets or on securities exchanges located in the countries in which the issuers of the various securities are located, provided that is the best available market. However, the funds may also purchase depositary receipts, such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are certificates evidencing ownership of underlying foreign securities, as alternatives to directly purchasing the foreign securities in their local markets and currencies. An advantage of ADRs, GDRs, and EDRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. ADRs, GDRs, and EDRs are subject to many of the same risks associated with investing directly in foreign securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

• Participation Notes The funds may gain exposure to securities in certain foreign markets through investments in participation notes (“P-notes”). For instance, a fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the funds, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security, and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

• Investment Funds The funds may invest in investment funds that have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but will also indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

• Financial Information and Governance There is generally less publicly available information about foreign companies when compared with the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

• Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

• Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

• Other Risks With respect to certain foreign countries, especially emerging markets, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments that could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling.

• Europe

Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S., and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints Most developed countries in western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt, and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole. The imposition of fiscal and monetary controls by EMU countries can have a significant impact on Europe as a whole. In addition, such controls could prove unsustainable and lead to an abrupt and unexpected elimination of the policy, leading to significant volatility. For instance, the Swiss National Bank had adopted a policy in 2011 to guarantee that the Swiss franc would not be worth more than 1.20 euros. In 2015, the Swiss National Bank determined, with little warning to market participants, that it would no longer cap the Swiss franc’s exchange rate against the euro, which led to significant turmoil throughout the markets not only in Europe but globally.

Eurozone Currency Issues While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the eurozone, that use the euro as their currency. Although the eurozone has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with fiscal deficits. Several eurozone countries continue to face deficits and budget issues, some of which may have negative long-term effects for the economies of not just eurozone countries but all of Europe. Rising government debt levels could increase market volatility and the probability of a recession, lead to emergency financing for certain countries, and foster increased speculation that certain countries may require bailouts. Eurozone policymakers have previously struggled to agree on solutions to debt crises, which has stressed the European banking system as lending continued to tighten. Similar crises in the future could place additional stress on the banking system and lead to downgrades of European sovereign debt. There continues to be concern over national-level support for the euro, which could lead to the implementation of currency controls, certain countries leaving the EU, or potentially a breakup of the eurozone and dissolution of the euro. A breakup of the eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a eurozone default or breakup, some of the most significant challenges faced by the funds with euro-denominated holdings and derivatives involving the euro would include diminished market liquidity, operational issues relating to the settlement of trades, difficulty in establishing the fair values of holdings, and the redenomination of holdings into other currencies.

British Exit From EU (“Brexit”) On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to withdraw, which began a two-year process of formal withdrawal from the EU. On November 25, 2018, EU leaders approved the terms of the United Kingdom’s withdrawal from the EU. Pending the outcome of negotiations between the United Kingdom Parliament and EU leaders, the possibility of the ultimate implementation of a withdrawal agreement, if any, remains uncertain. In the event the United Kingdom withdraws without ratifying an agreement with the EU, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. It is not presently possible to determine the extent of the impact this arrangement would have on the funds’ investments in the United Kingdom, and this continued uncertainty could have an adverse effect on the funds’ investments. There is also considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries to also withdraw from the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but also the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

• Emerging Europe, Middle East, and Africa

The economies of the countries of emerging Europe, the Middle East, and Africa, sometimes referred to as “EMEA,” are all considered emerging market economies, and they tend to be highly reliant on the exportation of commodities.

Political and Military Instability Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade, and a continued eastward expansion of the EU could help to further anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. In addition, Eastern European markets are particularly sensitive to social, economic, political and currency events in Russia and may suffer heavy losses as a result of their trading and investment connections to the Russian economy and currency. Political risk for Russia remains high, and steps that Russia has recently taken and may take in the future to assert its geopolitical influence, as it did with Georgia in 2008 and Ukraine beginning in 2014, may increase the tensions in the region and affect economic growth. The U.S., the regulatory bodies of certain other countries, and the EU have instituted sanctions against certain Russian individuals and Russian entities in response to political and military actions undertaken by Russia. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes, and prohibition of all business against a Russian individual or entity. Such sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, could result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Further sanctions against Russia and any retaliatory action by the Russian government could result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, any of which would significantly impair the ability of the funds to buy, sell, or receive proceeds from those securities. Ongoing sanctions, the continued disruption of the Russian economy, or future military actions by Russia could severely impact not only the performance of any funds that hold Russian securities or derivatives with exposure to Russian securities or currency, but also the economies of other European countries including those of Eastern Europe.

Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. War, terrorism, and military takeovers could result in a securities market unexpectedly closing for an extended period, which would restrict a fund from selling its securities that are traded in that market. In all parts of EMEA, such developments, if they were to recur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers and result in significant disruptions in securities markets.

Foreign Currency Certain countries in the region may have managed currencies that are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, the EMEA economies can be significantly impacted by the prices of such commodities.

Custody and Settlement Because of the underdeveloped state of Russia’s financial and legal systems, the settlement, clearing, and registration of securities transactions are subject to heightened risks. Equity securities in Russia are issued only in book entry form, and ownership records are maintained in a decentralized fashion by registrars who are under contract with the issuers. Although a fund’s Russian sub-custodian maintains copies of the registrar’s records on its premises, such records may not be legally sufficient to establish ownership of securities. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Although a fund investing in Russian securities seeks to ensure through its custodian that its interest continues to be appropriately recorded, it is possible that a fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, it is possible that a registrar could be suspended or its license revoked, which would impact a fund’s holdings at that registrar until the suspension is lifted or the companies’ records are transferred to an alternative registrar. Finally, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Investments in Saudi Arabia The funds generally expect to conduct their transactions in a manner in which they would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the fund in Saudi Arabia, which may have an adverse impact on the prices, quantity or timing of fund transactions.

The funds’ ability to invest in Saudi Arabian equity securities depends on the ability of T. Rowe Price as a Foreign Portfolio Manager, and the fund as a Qualified Foreign Investor (“QFI”), to obtain and maintain their respective authorizations from the Saudi Arabia Capital Market Authority (“CMA”). Even though the funds have obtained QFI approval, the funds do not have an exclusive investment quota and are subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of T. Rowe Price or the funds losing their respective Foreign Portfolio Manager and QFI status, may adversely affect the funds.

The funds are required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker, or held with a custodian, which is known as the Independent Custody Model (“ICM”). The ICM approach is generally regarded as preferable because securities are under the safe keeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a fund utilizes the ICM approach, it relies on a broker standing instruction letter to authorize the fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m.) In addition, the risk of fraudulent or erroneous transactions are further mitigated by a manual pre-matching process conducted by the custodian, which validates the fund’s settlement instructions with the local broker contract note and the transaction report from the depository. Similar risks also apply to using a direct broker trading account. When a fund utilizes a direct broker trading account, the account is set up in the fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.

• Latin America

The majority of Latin American countries have been characterized at various times by high interest and unemployment rates, inflation, an over-reliance on commodity trades, and government intervention.

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability and Government Control Certain Latin American countries have been marred by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. Many Latin American governments have exercised significant influence over their country’s economies, which can have significant effects on companies doing business in Latin America and the securities they issue. These governments have often changed monetary, taxation, credit, tariff, and other policies to alter the direction of their economies. Actions to control inflation have involved the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls, and limiting imports. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors, such as the funds, of proceeds from the sale of Brazilian securities.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into other currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries have been among the largest debtors of emerging market countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Foreign Trade Because commodities, such as agricultural products, minerals, oil, and metals, represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies, and global demand for commodities. More specifically, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

• Japan

The Japanese economy fell into a recession in the late 2000s due in part to the global economic crisis during that period. This economic recession was likely compounded by an unstable financials sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan’s government has recently implemented significant economic reform aimed at jump-starting the Japanese economy and boosting the competitiveness of Japanese goods in world markets. Through aggressive monetary easing, temporary fiscal stimulus, and overall structural reform, the program is designed to end the recent cycles of deflation, falling prices, and declining wages.

Banking System To help sustain Japan’s economic recovery and improve its economic growth, many believe an overhaul of the nation’s financial institutions is necessary. Banks, in particular, may have to reform themselves to become more competitive. While successful financials sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia, internal conflict over the proper way to reform the banking system currently persists.

Natural Disasters Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically.

Energy Importation Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan’s economy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. A significant portion of Japan’s trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations. Because of the concentration of Japanese exports in highly visible products such as automobiles and technology, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan even more dependent on exports to sustain its economy. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

• Asia (excluding Japan)

Asia includes countries in all stages of economic development, some of which have been characterized at times by overextension of credit, currency fluctuations, devaluations, restrictions, unstable employment rates, over-reliance on exports, and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region.

Political and Social Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and could result in significant disruption to securities markets. For example, there is a demilitarized border and hostile relations between North and South Korea, and the Taiwanese economy has been affected by security threats from China. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property and its legal system is still developing, making it more difficult to obtain or enforce judgments. At times, religious, cultural, and military disputes within and outside India have caused volatility in the Indian securities markets, and such disputes could adversely affect the value and liquidity of a fund’s investments in Indian securities in the future.

Foreign Currency Certain Asian countries may have managed currencies, which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Interrelated Economies and International Trade A number of Asian companies are highly dependent on foreign loans for their operation, some of which may impose strict repayment term schedules and require significant economic and financial restructuring. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. China has had an increasingly significant and positive impact on the region and the global economy, but its continued success depends on its ability to retain the legal and financial policies that have fostered economic freedom and market expansion. China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a fund invests. The Hong Kong, Taiwanese, and Chinese economies can be dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. These China region economies can also be significantly affected by general social, economic, and political conditions in China and other countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Also, foreign investments may be restricted. Changes in government policy could significantly affect the local markets.

• Investments in Local Chinese Securities

China Interbank Bond Market Certain funds may invest in the China Interbank Bond Market. In February 2016, China’s authorities announced that a wide range of foreign institutional investors (such as the funds) would be given access to the China Interbank Bond Market, which has made it much easier for international investors to access China’s bond market. Transactions in the China Interbank Bond Market are subject to certain risks. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China Interbank Bond Market may result in prices of certain debt securities traded on such market fluctuating significantly. In addition, the bid and offer spreads of the prices of such securities may be large, and the funds may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that the funds transact in the China Interbank Bond Market, the funds may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the funds may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value.

Since the relevant filings and account opening for investment in the China Interbank Bond Market have to be carried out via an onshore settlement agent, the funds are subject to the risks of default or errors on the part of the onshore settlement agent.

The China Interbank Bond Market is also subject to regulatory risks. The relevant rules and regulations on investment in the China Interbank Bond Market are subject to change which may have potential retrospective effect. In the event that the relevant Mainland authorities suspend account opening or trading on the China Interbank Bond Market, the funds’ ability to invest in the China Interbank Bond Market will be limited and, after exhausting other trading alternatives, the funds may suffer substantial losses as a result.

QFII License Certain funds may invest in local Chinese securities using a qualified foreign institutional investor (“QFII”) license. Chinese regulators require that the name of the QFII license holder be used in connection with assets held on behalf of the relevant funds. The regulators acknowledge that the assets in a fund’s account belong to that fund and not to the investment adviser or a subadviser, and the depositary has set up a subaccount in the name of each relevant fund (which is allowed under Chinese law). However, should creditors of the QFII assert that the assets in the accounts are owned by the QFII and not the relevant fund, and if a court should uphold this assertion, creditors of the QFII could seek payment from the assets of the relevant fund. Additional risks include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital.

Stock Connect Certain funds may invest in certain Shanghai-listed and Shenzhen-listed securities (“Stock Connect Securities”) through the Shanghai-Hong Kong Stock Connect or the Shenzhen-Hong Kong Stock Connect, respectively (“Stock Connect”), a joint securities trading and clearing program designed to permit mutual stock market access between mainland China and Hong Kong. Stock Connect is a joint project of the Hong Kong Exchanges and Clearing Limited (“HKEC”), China Securities Depository and Clearing Corporation Limited (“ChinaClear”), the Shanghai Stock Exchange and the Shenzhen Stock Exchange. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house that in turn is operated by HKEC, acts as nominee for investors accessing Stock Connect Securities.

Risks of investing through Stock Connect include:

• The current regulations relating to Stock Connect are untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change which may have potential retrospective effects and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in mainland China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The funds may be adversely affected as a result of such changes.

• The Stock Connect Securities in respect of the funds are held by the depositary/ sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System (“CCASS”) maintained by the HKSCC as central securities depositary in Hong Kong. HKSCC in turn holds the Stock Connect Securities, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear for Stock Connect. The precise nature and rights of the funds as the beneficial owners of the Stock Connect Securities through HKSCC as nominee are not well defined under Chinese law. There is lack of a clear definition of, and distinction between, “legal ownership” and “beneficial ownership” under Chinese law and there have been few cases involving a nominee account structure in the Chinese courts. Therefore, the exact nature and methods of enforcement of the rights and interests of the funds under Chinese law is uncertain. Because of this uncertainty, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong it is not clear if the Stock Connect Securities will be regarded as held for the beneficial ownership of the funds or as part of the general assets of HKSCC available for general distribution to its creditors.

• HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfil the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of mainland China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in Stock Connect Securities under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

• The Stock Connect is subject to quota limitations. In particular, the Stock Connect is subject to a daily quota which does not belong to or the funds and can only be utilized on a first-come-first-serve basis. Once the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict the relevant fund’s ability to invest in the Stock Connect Securities on a timely basis, and the relevant fund may not be able to effectively pursue its investment strategy.

• When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold but restricted from being bought. This may affect the investment portfolio or strategy of the relevant fund, for example, if the investment manager or sub-managers wish to purchase a stock which is recalled from the scope of eligible stocks.

• Each of the HKEC, the Shanghai Stock Exchange and the Shenzhen Stock Exchange reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, the relevant fund’s ability to access the Chinese market will be adversely affected.

• The Stock Connect only operates on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the mainland China market but the funds cannot carry out any Stock Connect Securities trading. The funds may be subject to a risk of price fluctuations in Stock Connect Securities during the time when the Stock Connect is not trading as a result.

• Chinese regulations require that before an investor sells any shares, there should be sufficient shares in the account; otherwise the Shanghai Stock Exchange or the Shenzhen Stock Exchange will reject the sell orders concerned. HKEC will carry out pre-trade checking on Stock Connect Securities sell orders of its participants (i.e. the stock brokers) to ensure there is no over-selling. If a fund intends to sell certain Stock Connect Securities it holds, it must transfer those Stock

Connect Securities to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, a fund may not be able to dispose of its holdings of Stock Connect Securities in a timely manner.

• The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the HKEC and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through the program could be disrupted. The relevant fund’s ability to access the mainland China market (and hence to pursue its investment strategy) may be adversely affected.

• Investment in Stock Connect Securities is conducted through brokers, and is subject to the risks of default by such brokers’ in their obligations. Investments of the funds are not covered by Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of Stock Connect Securities do not involve products listed or traded in HKEC, they will not be covered by the Investor Compensation Fund. Therefore, the relevant fund is exposed to the risks of default of the broker(s) it engages in its trading in Stock Connect Securities.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the credit rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody’s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody’s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds’ Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (for example, Government National Mortgage Association “GNMA” and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented, and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including GNMA securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of “locking in” long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment, such prepayments can be reinvested at higher prevailing interest rates, which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds’ portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities (“ARMs”), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARMs may prevent income on the ARMs from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

• Lower-Rated Debt Securities An economic downturn or increase in interest rates is likely to have a greater negative effect on this market; the value of lower-rated debt securities in the funds’ portfolios; the funds’ net asset value; and the ability of the bonds’ issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds that invest in lower-rated debt securities is more risky than investment in shares of funds that invest only in higher-rated debt securities.

• Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, a fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

• Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor that may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value, either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities that the funds own will affect its net asset value per share. If market quotations are not readily available for the funds’ lower-rated or nonrated securities, these securities will be valued by a method that the funds’ Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

• Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. Similar requirements may apply to bonds purchased with market discount. The funds must distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Risk Factors of Investing in Money Market Funds

The T. Rowe Price money market funds limit their purchases of portfolio holdings to those U.S. dollar-denominated securities that the funds’ Boards determine present minimal credit risk and that are eligible securities as defined in Rule 2a-7 under the 1940 Act.

Rule 2a-7 requires money market funds to purchase securities that have a remaining maturity of no more than 397 calendar days and that have been determined by the money market funds’ Boards (or the funds’ investment adviser, if the Boards delegate such power to the investment adviser) to present minimal credit risks to the money market funds. Accordingly, each T. Rowe Price money market fund only purchases securities that present minimal credit risks in the opinion of T. Rowe Price, pursuant to guidelines approved by each fund’s Board. In making its minimal credit risks determinations, T. Rowe Price considers the capacity of each security’s issuer or guarantor to meet its financial obligations and, in doing so, considers, to the extent appropriate, the following factors, as required by Rule 2a-7: (1) the issuer’s or guarantor’s financial condition; (2) the issuer’s or guarantor’s sources of liquidity; (3) the issuer’s or guarantor’s ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (4) the strength of the issuer’s or guarantor’s industry within the economy and relative to economic trends and the issuer’s or guarantor’s competitive position within its industry. In making determinations regarding minimal credit risks, T. Rowe Price may consider additional factors, including, for example, certain asset-specific factors. Pursuant to Rule 2a-7 and guidelines approved by the funds’ Boards, T. Rowe Price provides an ongoing review of the credit quality of each portfolio security to determine whether the security continues to present minimal credit risks. A security may need to be sold if its maturity or credit quality is not acceptable under Rule 2a-7.

A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities.

There can be no assurance that the funds will achieve their investment objectives or, in the case of retail or government money market funds, be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government, and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk, even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds’ portfolio investments, and a decline in interest rates could increase the value.

Pursuant to Rule 2a-7, “retail money market funds” are required to implement policies and procedures reasonably designed to limit investments in the funds to accounts beneficially owned by natural persons. Funds designated “retail money market funds” have implemented policies and procedures designed to limit new investments to accounts beneficially owned by natural persons and have obtained assurances from financial intermediaries that they have developed adequate procedures to limit new investments in the fund to accounts beneficially owned by natural persons. The T. Rowe Price retail money market funds will involuntarily redeem investors who do not satisfy these eligibility requirements.

All Funds

Cybersecurity Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the funds have become more susceptible to operational and financial risks associated with cyberattacks. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the funds, or their service providers or the issuers of securities in which the funds invest, can cause disruptions and impact business operations, potentially resulting in financial losses, the inability of fund shareholders to transact, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyberattacks, there is no guarantee that those measures will be effective, particularly since the funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries, and companies in which they invest or with which they do business.

PORTFOLIO SECURITIES

Types of Securities

Set forth below is additional information about certain of the investments described in the funds’ prospectuses.

Equity Securities

Common and preferred stocks both represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, while preferred stock does not ordinarily carry voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of secured and unsecured creditors and owners of bonds take precedence over the claims of those who own preferred stock, and the owners of preferred stock take precedence over the claims of those who own common stock.

Although owners of common stock are typically entitled to receive any dividends on such stock, owners of common stock participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Because increases and decreases in earnings are usually reflected in a company’s stock price, common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or nonparticipating, or adjustable rate. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock, while a passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while nonparticipating preferred stock is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in certain interest rates. Convertible preferred stock is exchangeable for a specified number of common stock shares and is typically more volatile than nonconvertible preferred stock, which tends to behave more like a bond.

The funds may make equity investments in companies through initial public offerings and by entering into privately negotiated transactions involving equity securities that are not yet publicly traded on a stock exchange. Stocks may also be purchased on a “when issued” basis, which is used to refer to a security that has not yet been issued but that will be issued in the future. The term may be used for new stocks and stocks that have split but have not yet started trading.

Debt Securities

• U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury and backed by the full faith and credit of the U.S. government. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. U.S. Treasury obligations may also include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”), as well as Treasury inflation protected securities (“TIPS”) whose principal value is periodically adjusted according to the rate of inflation.

• U.S. Government Agency Securities Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), GNMA, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These may also include securities issued by eligible private institutions that are guaranteed by certain U.S. government agencies under authorized programs.

• Bank Obligations Certificates of deposit, banker’s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

• Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

• Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

• Corporate Debt Securities Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

• Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) that have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

• Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

• Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

• Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Mortgage-Related Securities

• Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them or a downturn in housing prices. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

• U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Federal Agricultural Mortgage Corporation (“FAMC”). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality’s right to borrow from the U.S. Treasury. On September 7, 2008, FNMA and FHLMC were placed under conservatorship of the Federal Housing Finance Agency, an independent federal agency. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, FHLMC, and FAMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS), which also guarantee timely payment of monthly principal reductions.

• GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (“Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the American Housing Act of 1949, or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

• FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

• FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

• FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended. FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA certificates as 30-year securities that prepay in full in the 12th year. FNMA and FHLMC certificates may have differing prepayment characteristics.

Fixed rate mortgage-backed securities bear a stated “coupon rate” that represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium to or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions that are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages that back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

• Commercial Mortgage-Backed Securities (“CMBS”) These are securities created from a pool of commercial mortgage loans, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to the funds according to a schedule of payments. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Because commercial mortgages tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than loans backed by residential mortgages. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, and servicing agents or due to deterioration in the general state of commercial real estate or overall economic conditions.

• Collateralized Mortgage Obligations (“CMOs”) CMOs are bonds that are collateralized by whole-loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

New types of CMO tranches continue to evolve, such as floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Some newer structures could affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

• U.S. Government Agency Multi-class Pass-Through Securities Unlike CMOs, U.S. government agency multi-class pass-through securities, which include FNMA guaranteed real estate mortgage investment conduit pass-through certificates and

FHLMC multi-class mortgage participation certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

• Multi-class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on multi-class residential mortgage securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on multi-class residential mortgage securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

• Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds’ quality standards. The funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds’ quality standards.

• Stripped Mortgage-Backed Securities These instruments represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest-only securities (“IOs”) receive the interest portion of the cash flow while principal-only securities (“POs”) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the PO, as with other mortgage-backed securities described herein, and other debt instruments, will tend to move in the opposite direction compared with interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

• ARMs ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate “index” such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the “margin,” to the interest rate of the index. Investment in ARMs allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARMs are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

• TBAs and Dollar Rolls Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market. With TBA transactions, the fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

In addition, recently finalized rules of FINRA include mandatory margin requirements that require the funds to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the funds and impose added operational complexity.

• Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds’ objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background The asset-backed securities (“ABS”) market has been one of the fastest-growing sectors of the U.S. fixed income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today’s market has evolved to include a variety of asset types, including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market’s demand for various maturities and credit quality.

Structure Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (“SPV”). The collateral types can vary, as long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a SPV are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a AAA rated level through credit enhancement; however, ABS credit ratings range from AAA to non-investment grade. Many ABS transactions are structured to include payout events/performance triggers, which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class, and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision, and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple-class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund’s investment objectives, policies, and restrictions.

Types of Credit Support Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, “external credit enhancement,” through various means of structuring the transaction, “internal credit enhancement,” or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

• Excess Spread Typically, the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

• Subordination Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

• Reserve Funds Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

• Overcollateralization A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

• Surety Bonds Typically consist of third-party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following:

• Home Equity Loans These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with unblemished credit histories with regard to the borrower’s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first-lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator’s first-lien mortgage loan, additional financing that is subordinate to that first-lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk Regarding Mortgage Rates

The pass-through rates on the adjustable rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the “net rate cap.”

Yield and Reinvestment Could Be Adversely Affected by Unpredictability of Prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors that influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower-yielding securities.

• Credit Card-Backed Securities These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder, and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most credit card-backed securities are issued with an initial “revolving” period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events, which may signal a potential deterioration in the quality of the assets backing the security.

• Automobile Loans These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets that pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation protected bonds typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation protected bond will decline and could result in losses for the fund.

Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Collateralized Bond or Loan Obligations

Collateralized bond obligations (“CBOs”) are bonds collateralized by corporate bonds, mortgages, or pools of asset-backed securities. Collateralized loan obligations (“CLOs”) are bonds collateralized by pools of bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. Most CBOs tend to be collateralized by high yield bonds or loans, with heavy credit enhancement.

Loan Participations and Assignments

Loan participations and assignments (collectively, “participations”) will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries, which are referred to as loans to developing countries debt (“LDC debt”). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to meet its obligations when they become due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or that have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

If the funds purchase a participation interest in another lender’s loan, as opposed to acquiring a loan directly from a lender or through an agent or as an assignment from another lender, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

The Investment Managers will generally choose not to receive material nonpublic information about the issuers of loans who also issue publicly traded securities that a Price Fund owns or may want to own. As a result, the Investment Managers may have less information than other investors about certain of the loans in which they invest or seek to invest on behalf of the Price Funds or other client accounts. In some circumstances, the Investment Managers may receive material nonpublic information about an issuer as a result of a Price Fund’s ownership of a loan involving that issuer. In these situations, a fund may be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so due to prohibitions on trading in securities of issuers while in possession of material nonpublic information. Unlike registered securities, such as most stocks and bonds, loans are not registered or regulated under the federal securities laws. As a result, investors in loans have less protection against fraud and other improper practices than investors in registered securities because investors in loans (such as the funds) may not be entitled to rely on the protections of the federal securities laws.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-kind (“PIK”) instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. Similar requirements may apply to bonds purchased with market discount. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Code, and such distributions could reduce the amount of cash available for investment by the funds.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less efficient trading market with lower overall liquidity, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks, which include:

• Establishing the Amount of the Claim Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

• Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments.

(Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

• Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

• Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims, and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

• No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization, which may include the distribution of new securities. The liquidity of these securities may be tied to the liquidity of the original trade claim investment.

• Tax Issue Although the issue is not free from doubt, it is likely that gains from trade claims would not be treated as gains from the sale of securities for federal income tax purposes. As a result, any gains would be considered “nonqualifying” under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this SAI, the funds’ portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds’ assets invested in any particular type of municipal security can be expected to vary.

The term “municipal securities” means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is generally exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer’s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from a municipal security assumed to be tax-exempt might not be exempt from federal income tax.

Municipal securities are normally classified by maturity as notes, bonds, or adjustable rate securities. Municipal securities include the following:

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less.

• Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

• Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

• Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

• Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Additional categories of potential purchases include municipal lease obligations, prerefunded/escrowed to maturity bonds, private activity bonds, industrial development bonds, and participation interests.

• General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

• Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

• Municipal Lease Obligations Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower’s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds and other municipal lease obligations are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent such securities are determined to be illiquid, they will be subject to the funds’ limit on illiquid investments. There have also been certain legal challenges to the use of lease revenue bonds in various states.

• Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become “prerefunded” or “escrowed to maturity” and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the IRS, a fund’s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

• Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Interest on tax-exempt private activity bonds has generally been subject to the alternative minimum tax (AMT). However, interest on all private activity bonds issued in 2009 or 2010 will be exempt from the AMT. In addition, interest on private activity bonds that were issued after 2003, and refunded during 2009 or 2010, will be exempt from the AMT.

• Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

• Build America Bonds The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allowed state and local governments to issue taxable bonds to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments received a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality could elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income, and the funds may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the AMT, but those tax credits are generally not refundable.

• Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: In the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third-party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third-party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the IRS has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds’ portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the retail or government money funds, this could increase the possibility that the market value of the funds’ assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date and must segregate cash internally to meet that forward commitment. Municipal “forwards” typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

Residual Interest Bonds

Residual interest bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the short-term, variable rate securities will typically be determined by an index or auction process held approximately every seven to 35 days while the long-term bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows, but they tend to be more volatile than other municipal securities of similar maturity and credit quality.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums, trade at deep discounts, or have limited liquidity. Residual interest bonds entail varying degrees of leverage, which could result in greater volatility and losses greater than investing directly in the underlying municipal bond.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds’ investment restrictions, the identification of the “issuer” of municipal securities that are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described previously, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a desire to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a fund, or on certain instruments in which a fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on a fund’s performance.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities.

Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issued securities, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC, with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, will be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds’ net asset value than if the funds did not purchase them.

Real Estate Investment Trusts (“REITs”)

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values; risks related to local or general economic conditions, particularly lack of demand; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; obsolescence; losses due to natural disasters; condemnation of properties; regulatory limitations on rents and fluctuations in rental income; variations in market rental rates; and possible environmental liabilities. REITs may own real estate properties (“Equity REITs”) and be subject to these risks directly or may make or purchase mortgages (“Mortgage REITs”) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions, which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations, which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification, so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his or her proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITs may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Partnerships

The funds may invest in securities issued by companies that are organized as publicly traded partnerships or master limited partnerships, as well as limited liability companies. These entities may be publicly traded on certain stock exchanges or markets, and are generally operated under the supervision of one or more managing partners or members. Limited partners, unitholders, or members (such as a fund that invests in a partnership) are not usually involved in the day-to-day management of the company, but are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership structure itself and the specific industry or industries in which the partnership invests (for example, real estate development, oil, or gas). State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be fewer legal protections afforded to investors in a partnership than to investors in a corporation. At times, partnerships may potentially offer relatively high yields compared with common stocks. Because partnerships are generally treated as “pass through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unitholders (except in the case of some publicly traded partnerships that may be taxed as corporations).

Restricted Securities

Certain restricted securities may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in current market conditions in seven calendar days or less without the sale significantly changing the market value of the security. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds’ Boards.

Notwithstanding the above, the funds may purchase securities that, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

All Funds (Other Than the Money Funds)

Investments in Other Investment Companies

Unaffiliated Investment Companies The funds may invest in other investment companies that are not sponsored by T. Rowe Price, which include open-end funds, closed-end funds, exchange-traded funds (“ETFs”), unit investment trusts, and other investment companies that have elected to be treated as business development companies under the 1940 Act.

The funds may purchase shares of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a fund’s objective and investment program.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds trade on a stock exchange or in the OTC market and ETFs trade on a securities exchange, their shares may trade at a substantial premium or discount to the actual net asset value of its portfolio securities, and their potential lack of liquidity could result in greater volatility.

If a fund invests in a non-T. Rowe Price investment company, the fund must pay its proportionate share of that investment company’s fees and expenses, which are in addition to the management fee and other operational expenses incurred by the fund. The expenses associated with certain investment companies, such as business development companies, may be significant. The fund could also incur a sales charge or redemption fee in connection with purchasing or redeeming an investment company security.

A Price Fund’s investments in non-T. Rowe Price registered investment companies are subject to the limits that apply to such investments under the 1940 Act unless the fund invests in reliance on exemptive relief, which permits it to exceed the 1940 Act limits. The 1940 Act generally provides that a fund may invest up to 10% of its total assets in securities of other investment companies. In addition, a fund may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the fund’s total assets may be in invested in a particular investment company.

Affiliated Investment Companies The funds may also invest in certain Price Funds as a means of gaining efficient and cost-effective exposure to specific asset classes, provided the investment is consistent with an investing fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other Price Funds invest include high yield bonds, floating rate loans, inflation-linked securities, international bonds, emerging market bonds, and emerging market stocks. To ensure that the fund does not incur duplicate management fees as a result of its investment in another Price Fund, the management fee paid by the fund will be reduced in an amount sufficient to offset the fees paid by the underlying fund related to the investment.

Hedge Funds Investments in unregistered hedge funds may be used to gain exposure to certain asset classes. Hedge funds are not subject to the same regulatory requirements as mutual funds and other registered investment companies, and an investing fund may not be able to rely on the protections under the 1940 Act that are available to investors in registered investment companies.

There are often advance notice requirements and withdrawal windows that limit investors’ ability to readily redeem shares of a hedge fund. If a hedge fund were to engage in activity deemed inappropriate by a fund or pursue a different strategy than the fund was led to believe, the fund may not be able to withdraw its investment in a hedge fund promptly after a decision has been made to do so, causing the fund to incur a significant loss and adversely affect its total return.

Hedge funds are not required to provide periodic pricing or valuation information to investors, and such funds often engage in leveraging, short-selling, commodities investing, and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings and investment strategies are not as transparent to investors or typically as diversified as those of traditional mutual funds; therefore, an investing fund is unable to look through to the hedge fund’s underlying investments in determining compliance with its own investment restrictions.

For the various reasons cited above, investments in a hedge fund are generally considered illiquid by an investing fund. Valuations of illiquid securities involve various judgments and consideration of factors that may be subjective, and there is a risk that inaccurate valuations of hedge fund positions could adversely affect the stated value of the fund. Fund investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the fund’s net assets, which, in turn, would affect amounts paid on redemptions of fund shares if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

Money Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities that, at the time of investment, have remaining maturities of 397 calendar days or less or adjustable rate government securities that may have maturities longer than 397 calendar days but have interest rate resets within 397 calendar days. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

Eligible Money Market Securities Defined

Effective October 14, 2016, pursuant to amendments adopted by the SEC, Rule 2a-7 eliminated references to requisite NRSROs, credit ratings, and “first tier and second tier money market securities,” but continues to require money market funds to invest only in eligible securities, as defined in amended Rule 2a-7. Under amended Rule 2a-7, an eligible security is a security that (i) is issued by a registered investment company that is a money market fund, (ii) is a government security, and/or (iii) has a remaining maturity of 397 calendar days or less and has been determined by the fund’s Board (or its delegate) to present minimal credit risks to the fund. The credit risk determination must include an analysis of the capacity of the security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations. In doing so, the analysis must include, to the extent appropriate, consideration of:

(a) the security’s issuer’s or guarantor’s financial condition;

(b) the security’s issuer’s or guarantor’s sources of liquidity;

(c) the security’s issuer’s or guarantor’s ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and

(d) the strength of the issuer’s or guarantor’s industry within the economy and relative to economic trends, and the issuer’s or guarantor’s competitive position within its industry.

The credit risk analysis may include additional factors that may be relevant in evaluating certain specific asset types, as described in amended Rule 2a-7.

DERIVATIVES

The funds may use derivatives whose characteristics are consistent with the funds’ investment programs. In the future, a fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the fund’s investment objectives and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

A derivative is a financial instrument that has a value based on—or “derived from”—the value of other assets, reference rates, or indexes. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indexes. The main types of derivatives are futures, options, forward contracts, swaps, and hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the reference asset. Some hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

Some derivatives are traded on an exchange, while other derivatives are entered into or traded on the OTC market. Exchange-traded derivatives are traded via specialized derivatives exchanges, securities exchanges, or both. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract.

The funds may use derivatives for a variety of purposes and may use them to establish both long and short positions within the portfolio. Potential uses include, but are not limited to, the following: adjusting duration; managing or establishing exposure to interest rates, cash market securities, currency exchange rates, or credit quality; investing in broad segments of the market or certain asset classes with greater efficiency and at a lower cost than is possible through direct investment; enhancing income; improving risk-adjusted returns; expressing positive or negative views on a particular issuer, country, or currency; and managing cash flows into and out of a fund and maintaining liquidity while remaining invested in the market. The funds may use derivatives to take a short position in a currency, which allows a fund to sell a currency in excess of the value of its holdings denominated in that currency or to sell a currency even if it does not hold any assets denominated in the currency. The funds may also use derivatives to take short positions with respect to their exposure to a particular issuer, country, or market. For example, a fund could sell futures contracts on a particular index where the value of the futures contract exceeds the value of the bonds or stocks represented in the index that are held by the fund, or the fund could sell futures or enter into interest rate swaps with respect to a particular bond market without owning any bonds in that market.

Each fund may use derivatives for hedging and risk management purposes. Hedging is a strategy in which a derivative is used to offset or mitigate risks associated with other fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.

There can be no assurance that a fund’s hedging strategies will be effective. No fund is required to engage in hedging transactions. While derivatives may be used to help offset the risks of other positions and exposures within the portfolio, some funds may also use derivatives for speculative purposes, such as seeking to achieve gains or enhance returns, rather than offsetting the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes require payments in addition to the derivative’s original cost.

From time to time, a single order to purchase or sell derivatives (for example, a futures contract or option thereon) may be made on behalf of a fund and other Price Funds and allocated by the manager across the various funds. Such aggregated orders would be allocated among the fund and the other Price Funds in a manner that is consistent with the allocation policy for the funds, which seeks to make such allocations in a fair and nondiscriminatory manner over time.

Risk Factors in Derivatives

Derivatives can be volatile, have lower overall liquidity and involve a higher risk of loss than other investment instruments and involve significant risks, including:

• Correlation Risk Changes in the value of a derivative will not match the changes in the value of its reference asset or the portfolio holdings that are being hedged or of the particular market or security to which the fund seeks exposure.

• Counterparty Risks Certain OTC derivatives are subject to counterparty risk, whereas the risk of default for exchange-traded derivatives is assumed by the exchange’s clearinghouse and its member firms. Counterparty risk is the risk that a party to an OTC derivative contract may fail to perform or be legally unable to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, the failure of the counterparty to make required payments or comply with the terms of the contract and other reasons affecting the counterparty, such as changes in law and imposition of currency controls. In the event of insolvency of the counterparty, a fund may be unable to liquidate, settle or transfer a derivatives position. Because derivatives traded in OTC markets are not guaranteed by an exchange or, in most cases, a clearing corporation, and may not, in some cases, require the counterparty to post margin to the fund to secure its obligations (although margin will generally be required), to the extent that a fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Price Funds attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the fund with a third-party guaranty or other credit enhancement or margin that is held at the custodian for the Price Funds (or at the futures commodity merchant for futures contracts).

• Credit Event Risks The counterparty in a derivative transaction may be unable to honor its financial obligation to a fund, or the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

• Currency Risks For certain types of currency-related derivatives, changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment and could cause losses on the investment.

• Hedging Risks A fund’s hedging techniques may not result in the anticipated results. When using derivatives for hedging and risk management purposes, losses on other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. There is also a risk of loss by a fund of margin deposits or collateral posted by the fund to the counterparty in the event of bankruptcy of a counterparty with whom the fund has an open position. There can be no assurance that a fund’s hedging strategies will be effective.

• Leverage Risks Certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) involve the risk that relatively small market movements may result in large changes in the value of an investment. Certain derivatives and trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

• Illiquidity Risk Derivative positions may be (or become) difficult or impossible to exit at the time that the fund would like or at a price that the fund believes the derivative is currently worth.

• Index Risk If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a fund could receive lower interest payments or experience a reduction in the value of the derivative below the level that the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Valuation Risk Derivatives that are not traded on an exchange may not have a widely agreed upon valuation. In addition, some derivatives may be customized for the fund and may include complex features and, thus, without comparable instruments to compare for pricing purposes, they may be difficult to value.

Options

Options are a type of potentially high-risk derivative. The funds may buy or sell listed options on securities, futures, swaps, and commodities, also known as exchange-traded options, as well as buy from or sell options to counterparties, including dealers, which are known as OTC options.

Writing Call Options A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time prior to the expiration date (American style). Options may be settled physically, meaning that the writer or seller must deliver the referenced securities, currency or commodities to the buyer in exchange for the exercise price, or options may be cash settled, which means that the writer or seller must deliver to the buyer cash equal to the difference between the referenced price level of the security, currency or commodity and the exercise price. The funds are authorized to write covered call options on the securities or instruments in which they may invest. A covered call option is an option in which a fund, in return for a premium, gives another party a right to buy specified instruments owned by the fund at (or by) a specified future date and price set at the time of the contract. The principal reason for writing covered call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized by only owning the underlying asset. By writing covered call options, a fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a fund’s ability to sell the underlying security will be limited while the option is in effect unless the fund enters into a closing purchase transaction or the option is cash settled. A closing purchase transaction cancels out a fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Unlike owning securities, currencies or other commodities that are not subject to an option, the funds have no control over when they may be required to sell the underlying securities, currencies or commodities, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option a fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, currency or commodity during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A fund is also permitted to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the fund provided that at the time the call is written, the fund covers the call with an equivalent dollar value of deliverable securities or liquid assets. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each transaction, a fund will determine daily an amount of cash, liquid assets, or other suitable cover (such as owning an offsetting derivative position) as permitted by the SEC, equal to the market value of the options contract (less any related margin deposits) to cover the position. Such segregation will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation will not limit the fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a fund that can act as a partial hedge.

Uncovered calls have speculative characteristics and the potential for loss by the writer of the option is unlimited. When an uncovered call is exercised, a fund must purchase the underlying security or currency to meet its call obligation. There is also a risk, especially with respect to call options written on preferred and debt securities with lower overall liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a fund will lose the difference.

Index options are option contracts in which the underlying value is based on the value of a particular securities index. As the seller of an index call option, the fund receives a premium from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) by the expiration date of the option. If the purchaser does not exercise the option, the fund retains the premium. If the purchaser exercises the option, the fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price, and the value of the index determine the gain or loss realized by the fund as the seller of the index call option. The fund can also repurchase the call option prior to the expiration date, thereby ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the fund.

The premium received represents the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the NYSE, normally 4 p.m. ET) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price, expiration date, or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

Writing Put Options A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security, currency, or index at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer (i.e., the fund) continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the fund to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

Each fund has authority to write put options on the types of securities or instruments that may be held by the fund. A fund will receive a premium for writing a put option, which increases the fund’s return.

A fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund’s portfolios at a price lower than the current market price of the security or currency. In such circumstances, the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, because the fund does not own the specific securities or currencies which it may be required to purchase in exercise of the put, it cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds are also authorized to write (i.e., sell) uncovered put options on instruments in which they may invest but the fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a fund will segregate unencumbered liquid assets with a value at least equal to the fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a fund has assets available to satisfy its obligations with respect to the transaction. Such segregation will not limit the fund’s exposure to loss.

A fund will not write a covered call or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds’ total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

The premium received by the funds for writing put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the NYSE, normally 4 p.m. ET), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The funds may purchase a put option on an underlying security or currency (a “protective put”) owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Purchasing Call Options The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds when seeking to purchase a large block of securities or currencies that would be difficult to acquire by direct market purchases. So long as a fund holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call or put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the NYSE, normally 4 p.m. ET), or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

The funds may engage in transactions involving dealer (OTC) options. Certain risks, including credit risk and counterparty risk, are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely primarily on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so could result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options could have less or no liquidity. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Under certain conditions, the funds may also be able to resell or assign a purchased dealer option to another dealer on substantially the same terms. Similarly, when the funds write a dealer option, unless they can assign the option to another dealer, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the dealers will consent to the closing transaction nor is it assured that the funds will realize a favorable price. Until a fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counterparty, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds.

The funds may consider OTC options to be liquid holdings; however, any OTC options that cannot be unwound, reassigned, or sold within 7 days may be considered to be illiquid. The funds may treat the cover used for written OTC options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Special Risks Associated with Options There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

The funds may enter into futures contracts involving indexes, interest rates, commodities, currencies, and other reference assets (“futures” or “futures contracts”). Futures contracts are a type of potentially high-risk derivative. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained during the term of the contract. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures may involve substantial leverage risk.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Although techniques other than the sale and purchase of futures contracts could be used as an alternative to futures contracts, futures contracts are effective and relatively low cost.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds’ open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds (“variation margin”) to restore the margin account to the amount of the initial margin.

Subsequent payments (“mark-to-market payments”) to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

The funds may invest in futures on indexes, such as stock and bond indexes. For example, a stock index assigns relative values to the common stocks included in the index and the index value fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is required when settling the futures obligation and no monetary amount is paid or received by a fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the fund. Any gain or loss is then realized by the fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction.

With respect to a futures contract that is settled with an exchange of cash payments, a fund will cover (and mark-to-market on a daily basis) with liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the variation margin of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the fund may cover its position in a long future by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. A position in a short future may be covered by purchasing a call option on the same futures contract with a strike price no higher than the futures contract. For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a fund has entered into a contractual arrangement with a futures commission merchant or other counterparty to off-set the fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

It is possible that hedging activities of funds investing in municipal securities will occur through the use of U.S. Treasury bond futures.

Special Risks of Transactions in Futures The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the risk of loss in the event of bankruptcy of its futures commission merchant.

In addition, the funds are subject to “fellow-customer risk,” which is the risk that one or more customers of a futures commission merchant will default on their obligations and that the resulting losses will be so great that the futures commission merchant will default on its obligations and that margin posted by one customer will be used to cover a loss caused by a different customer.

There are rules that generally prohibit the use of one customer’s funds to meet the obligations of another customer, and that limit the ability to use customer margin posted by non-defaulting customers to satisfy losses caused by defaulting customers, by requiring the futures commission merchant to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before other customers would be exposed to fellow-customer risk, these rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud, or other causes. If the loss is so great that, notwithstanding the application of the futures commission merchant’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the futures commission merchant could default and be placed into bankruptcy. In these circumstances, the Bankruptcy Code provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another futures commission merchant more difficult.

Options on Futures

Options on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of the NYSE, normally at 4 p.m. ET), or, in the absence of such sale, the mean of closing bid and ask prices.

Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, they may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds’ orders are placed and the time they are liquidated, offset, or exercised.

Swap Agreements

The funds may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments.

Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard bilateral swap transaction, two parties agree on the terms to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined index, currency or other investment. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a notional amount, i.e., the dollar amount invested at a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a particular security or basket of securities representing a particular index.

The funds may enter into swap agreements on either a bilateral basis or cleared basis. In bilateral swap transactions, all aspects of an agreed trade are dealt with directly between the transacting parties and set forth in the agreements between the parties. Each party takes on the risk, known as counterparty risk, that the other party may default at some time during the life of the contract. Collateral for bilateral agreements is exchanged but subject to negotiations between the counterparties. With centralized clearing, the original buyer and seller of a contract are no longer counterparties to each other. The central clearinghouse becomes the buyer to every seller and the seller to every buyer. These trades require daily settlements of margin to act as collateral to mitigate counterparty risk.

For centrally cleared swaps, the funds will maintain sufficient liquid assets to satisfy any unsettled variation margin payable; however, for bilateral OTC swaps, the funds will maintain sufficient liquid assets to meet the swaps confirmed settlement method (i.e., physical settlement or cash settlement). For cash settled swaps, the funds will maintain sufficient liquid assets to satisfy any unsettled variation margin payable. For long physically settled swap positions, the funds will generally maintain sufficient liquid assets to cover future payment obligations; however, for short physically settled contracts, the funds will maintain sufficient liquid assets to cover the notional amount. For example; when trading credit default swaps, a fund will maintain sufficient coverage for the full notional amount of the credit default swap when it sells credit default swap protection; however, when buying credit default swap protection, the fund will maintain sufficient liquid assets to satisfy its aggregate future payment obligations. The fund may net swap positions for purposes of asset coverage if the long and short positions have the same expiration date, reference obligation, and counterparty. The fund will net its obligations using notional amounts and will cover the net position with sufficient liquid assets.

The funds may also enter into options on swap agreements (“swaptions”) on the types of swaps listed above as well as swap forwards. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually in 3 to 6 months.

Special Risks of Swaps The use of swap agreements by the funds entails certain risks. Whether a swap agreement will be successful will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or other investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

A fund will generally incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Swap agreements also bear the risk that a fund will not be able to meet it payment obligations to the counterparty. However, the funds will segregate liquid assets (as required by the SEC) in an amount equal to or greater than the market value of the fund’s liabilities under the swap agreement or the amount it would cost the fund initially to make an equivalent direct investment plus or minus any amount the fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the fund’s abilities to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swaps, Caps and Floors In order to hedge the value of a fund’s portfolio against interest rate fluctuations or to enhance a fund’s income, a fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a fund may also invest in interest rate swaps to enhance income or to increase the fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payment streams). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained pursuant to SEC and SEC staff positions.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be maintained pursuant to SEC and SEC staff positions.

Typically the parties with which a fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Certain classes of interest rate swaps are required to be cleared by Derivatives Clearing Organizations registered with the CFTC.

If there is a default by the counterparty to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors, however, have lower overall liquidity than swaps. Certain federal income tax requirements may limit a fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments Certain funds may enter into credit default swap agreements and similar agreements, and may also buy other credit-linked derivatives. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a fund.

A fund may be either the buyer or seller in a credit default swap transaction. If a fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. There may also be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When a fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Total Return Swap Agreements Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the fund thereunder. Swap agreements also bear the risk that the fund will not be able to meet its obligation to the counterparty. Generally, the fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained pursuant to SEC and SEC staff positions. If the total return swap transaction is entered into on other than a net basis, the full amount of the fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be segregated by the fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the fund initially to make an equivalent direct investment, plus or minus any amount the fund is obligated to pay or is to receive under the total return swap agreement.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Currency Derivatives

Currency derivatives are a type of potentially high-risk derivative. The funds may use currency derivatives for a variety of purposes, such as, but not limited to, settling trades in a foreign currency, attempting to protect a fund’s holdings from unfavorable changes in currency exchange rates, and various currency hedging techniques (for example, gaining exposure to a currency expected to appreciate in value versus other currencies).

Foreign Exchange Transactions A fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a fund, sold by a fund but not yet delivered, or committed or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by a fund are considered to constitute hedging transactions. Certain funds have a fundamental investment restriction that restricts currency option strategies.

Forward Foreign Exchange Transactions Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain funds, to seek to enhance returns. A fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the fund has received or anticipates receiving a dividend or distribution. A fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the fund is denominated or by purchasing a currency in which the fund anticipates acquiring a portfolio position in the near future. A fund may also hedge portfolio positions through other types of currency derivatives. A fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaged in proxy hedging. A fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold both Canadian government bonds and Japanese government bonds, and T. Rowe Price may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the fund to declines in the value of the Japanese yen relative to the US dollar. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and illiquidity risk. A fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).

Some of the forward foreign currency contracts entered into by the funds are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures A fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options A fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps In order to protect against currency fluctuations, a fund may enter into currency swaps. A fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the fund’s shares, the net asset value of the fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the fund’s hedging strategies will be ineffective. To the extent that a fund hedges against anticipated currency movements that do not occur, the fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.

Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the fund of any profit potential or force the fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the fund.

It may not be possible for a fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Rights and Warrants

Rights and warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Rights and warrants differ from call options in that they are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Hybrid Instruments

A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

Special Risks of Hybrid Instruments The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Regulation of and Limitations on Derivatives

In accordance with the 1940 Act and various SEC and SEC staff interpretive positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a derivative agreement contractually requires a fund to settle in cash, the fund will determine its daily obligation to the counterparty and will maintain sufficient liquid assets to cover that obligation. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The CFTC’s rules limit the ability of a mutual fund to use CFTC-regulated commodities, futures, options contracts, swaps and certain other derivatives (“CFTC Derivatives”) if its investment adviser does not register with the CFTC as a commodity pool operator (“CPO”) with respect to the fund. It is expected that the Price Funds will normally execute their investment programs within the limits and exemptions prescribed by the CFTC’s rules by limiting their direct investments in CFTC Derivatives to the extent necessary for T. Rowe Price and its affiliates to claim exclusion from regulation as a CPO with respect to the funds under CFTC Rule 4.5, as amended. To comply with the exclusion in accordance with Rule 4.5, each fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (1) the aggregate initial margin deposits and premium required to establish positions in CFTC Derivatives do not exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or (2) the aggregate net notional value of the fund’s positions in CFTC Derivatives does not exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on such positions.

As a result, T. Rowe Price does not intend to register with the CFTC as a CPO on behalf of any of the Price Funds. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions. In the event one of the Price Funds engages in transactions that necessitate future registration with the CFTC, T. Rowe Price will register as a CPO and comply with applicable regulations with respect to that fund. Compliance with these additional regulatory requirements could increase the fund’s expenses.

In addition to operating in accordance with CFTC Rule 4.5, the funds have adopted a policy with respect to the purchase or sale of futures contracts or related options that do not qualify as bona fide hedging under applicable CFTC rules. Similar to the CFTC exclusion, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds’ assets at risk to 5%.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, swap dealers are required to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

Federal Tax Treatment of Certain Derivatives

The funds may enter into certain derivative contracts, such as options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds’ taxable years and any gains or losses will be recognized for tax purposes at that time. Section 1256 contracts include regulated futures contracts and certain broad-based index options traded on a qualified board or exchange, but generally exclude swaps. Gains or losses from a Section 1256 contract (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though the funds may not have closed the transaction and received cash to pay such distributions.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, swaps or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement. The funds may also enter into swaps referencing commodities, commodity indices, or commodity exchange traded funds. The income or gains from such commodity swaps may not be qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a “constructive sale” of offsetting stocks or debt securities of the funds. In such a case, the funds will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislations and new IRS regulations could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

PORTFOLIO MANAGEMENT PRACTICES

Lending of Portfolio Securities

Securities loans may be made by the funds to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds’ investment programs. The collateral, in turn, is invested in short-term securities, including shares of a T. Rowe Price internal money fund or short-term bond fund. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the reasonable interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program, and the agent receives a reasonable fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only if, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Borrowing and Lending

The Price Funds are parties to an interfund lending exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex to help the funds meet short-term redemptions and liquidity needs. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of the Price Funds.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the “underlying security”) from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price’s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) that the funds’ investment guidelines would allow them to purchase directly; (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing their rights. To the extent required by the 1940 Act, the funds will only enter into repurchase agreements that are fully collateralized, as defined by the 1940 Act.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See “Investment Restrictions.”)

Cash Reserves

The funds may invest their cash reserves primarily in one or more money market funds or short-term bond funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation and used for cash reserves management: the T. Rowe Price Government Reserve Fund and the T. Rowe Price Treasury Reserve Fund. In addition, two such short-term bond funds may be used for cash reserves management: the T. Rowe Price Short-Term Government Fund and the T. Rowe Price Short-Term Fund. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. Each of the four funds is a series of the T. Rowe Price Reserve Investment Funds, Inc. (“TRP Reserve Investment Funds”). These funds were created and operate under an exemptive order issued by the SEC. Additional money market funds or short-term bond funds may be created in the future.

The Government Reserve Fund and Treasury Reserve Fund comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The Short-Term Government Fund and Short-Term Fund are short-term bond funds and are not regulated under Rule 2a-7 and do not use amortized cost in an effort to maintain a stable $1.00 share price. The Treasury Reserve Fund and Government Reserve Fund operate as government money market funds in accordance with Rule 2a-7.

The TRP Reserve Funds provide an efficient means of managing the cash reserves of the Price Funds. While none of the TRP Reserve Funds pays an advisory fee to T. Rowe Price, each will incur other expenses. However, the TRP Reserve Funds are expected by T. Rowe Price to operate at very low expense ratios. The Price Funds will only invest in the TRP Reserve Funds to the extent consistent with their investment objectives and programs.

None of the funds are insured or guaranteed by the FDIC or any other government agency. Although the Government Reserve Fund and Treasury Reserve Fund seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

Liquidity Risk Management Rule

In October 2016, the SEC adopted a new liquidity risk management rule that requires, among other things, open-end mutual funds (other than money market funds), such as the Price Funds, to adopt a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Such funds will also be required to provide additional disclosures about a fund’s redemptions and liquidity risk. Effective December 1, 2018, as required by the rule, the Price Funds implemented the initial portion of their liquidity risk management program (the “Liquidity Program”) and the Board of each fund, including a majority of the independent directors, has appointed T. Rowe Price as the administrator of the Liquidity Program. The implementation of the remaining portions of the Liquidity Program, including classifying each investment as a “highly liquid,” “moderately liquid,” “less liquid,” or “illiquid” investment, will take effect on or before June 1, 2019.

INVESTMENT RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds’ Boards without shareholder approval. Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds’ prospectuses or SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the fund’s total assets will include investments made with cash received by the funds as collateral for securities loaned. The diversification test required by the Code is set forth in the prospectuses of the funds.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(1) Borrowing Borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

(2) (a) Commodities (All Funds Except Government Money Portfolio) Purchase or sell commodities, except to the extent permitted by applicable law;

(b) Government Money Portfolio Purchase or sell commodities;

(3) (a) Industry Concentration (All Funds Except Equity Index 500, Health Sciences, and Government Money Portfolios) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry;

 (b) Industry Concentration (Equity Index 500 Portfolio) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its net assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

 (c) Industry Concentration (Health Sciences Portfolio) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will invest more than 25% of its net assets in the health sciences industry as defined in the fund’s prospectus;

 (d) Industry Concentration (Government Money Portfolio) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker’s acceptances;

(4) Loans Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(5) (a) Percent Limit on Assets Invested in Any One Issuer (All Funds Except Health Sciences Portfolio) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

(b) Percent Limit on Share Ownership of Any One Issuer (All Funds Except Health Sciences Portfolio) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(6) (a) Percent Limit on Assets Invested in Any One Issuer (Health Sciences Portfolio) Through August 31, 2018, purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

(b) Percent Limit on Share Ownership of Any One Issuer (Health Sciences Portfolio) Through August 31, 2018, purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

(9) Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

 The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

 Government Money Portfolio With respect to investment restriction (1), the fund has no current intention of engaging in any borrowing transactions.

 With respect to investment restriction (3), the Government Money Portfolio invests its assets in the manner necessary to qualify as a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940. Accordingly, the Government Money Portfolio will not invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, certificates of deposit and banker’s acceptances, for so long as the fund intends to qualify as a “government money market fund.”

 All Variable Insurance Portfolios (Except Government Money Portfolio) With respect to investment restriction (2), the funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments but the funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the Investment Company Act of 1940 or other applicable law.

 All Variable Insurance Portfolios For purposes of investment restriction (3):

• U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

• Industries are determined by reference to the classifications of industries and subindustries set forth in the MSCI Inc./Standard & Poor’s (“MSCI/S&P”) Global Industry Classification Standard. For the Limited-Term Bond Portfolio and the fixed income investments of the Moderate Allocation Portfolio (formerly Personal Strategy Balanced Portfolio), industries are determined by reference to the classifications of industries and subindustries set forth in the Bloomberg Barclays Global Aggregate Bond Index. For the Government Money Portfolio, industries are determined by reference to industry classifications set forth in its semiannual and annual reports. Annual changes by MSCI/S&P or Bloomberg Barclays to their classifications will be implemented within 30 days after the effective date of the change.

• It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

• For all funds except the International Stock, Limited-Term Bond, and Government Money Portfolios, bonds that are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the industry limitation of 25%.

 All Variable Insurance Portfolios For purposes of investment restriction (4), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

 All Variable Insurance Portfolios Except International Stock Portfolio For purposes of investment restriction (5), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

 All Variable Insurance Portfolios Except Limited-Term Bond and Government Money Portfolios With respect to investment restriction (8), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Operating Policies

As a matter of operating policy, the funds may not:

(1) Borrowing Purchase additional securities when money borrowed exceeds 5% of total assets;

All Funds Except Equity Index 500 Portfolio

 The fund will limit borrowing to (a) 10% of net asset value when borrowing for any general purpose and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions.

 Net asset value of a portfolio is the market value of all investments or assets owned less outstanding liabilities of the portfolio at the time that any new or additional borrowing is undertaken.

(2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

(3) Futures Contracts (All Variable Insurance Portfolios Except Government Money Portfolio) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds’ net asset value;

(4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of net assets (and 5% of total assets for the Government Money Portfolio) would be invested in such securities;

(5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Investment Funds (provided that the investing fund does not invest more than 25% of its net assets in such funds); (ii) securities of T. Rowe Price institutional funds; (iii) in the case of the Government Money Portfolio, only securities of other money market funds; or (iv) otherwise consistent with the 1940 Act;

(6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

(7) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the funds’ total assets at the time of borrowing or investment;

(8) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

(9) Options, etc. Invest in options in excess of the limits set forth in the funds’ prospectuses and this SAI;

(10) Short Sales Effect short sales of securities; or

(11) Warrants Invest in warrants if, as a result, more than 10% of the value of the fund’s net assets would be invested in warrants, provided that, the Government Money Portfolio will not invest in warrants.

NOTES

The following notes should be read in connection with the above-described operating policies. The notes are not operating policies.

For purposes of investment restriction (6), an illiquid security is a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

For purposes of investment restriction (4), margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase. If a fund is subject to an 80% name test as set forth in its prospectus, the 80% investment policy will be based on the fund’s net assets plus any borrowings for investment purposes. For purposes of determining whether a fund invests at least 80% of its net assets in a particular country or geographic region, the funds use the country assigned to an equity security by MSCI Inc. or another unaffiliated third-party data provider, and the funds use the country assigned to a fixed income security by Bloomberg Barclays or another unaffiliated third-party data provider. The funds generally follow this same process with respect to the remaining 20% of assets but may occasionally make an exception after assessing various factors relating to a company. For example, T. Rowe Price may assign a different country to a holding than the classification made by a third-party data provider in situations where, among other things, the data provider’s classification does not accurately reflect the company’s country of risk, location of management or primary operations, country with the most sales or revenues, or the country classification is deemed to no longer be appropriate (such as significant changes to the company’s business or operations that were not yet taken into consideration by the data provider). If a particular holding is assigned a country by T. Rowe Price and no third-party data provider has assigned that same country, that holding will not be included toward a fund’s 80% investment policy.

A 30% withholding tax is currently imposed on any dividends paid, and will be imposed on redemption proceeds paid after December 31, 2018, to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-exempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to noncompliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Notwithstanding anything in the previously listed fundamental and operating restrictions to the contrary, the funds may invest all of their assets in a single investment company or a series thereof in connection with a “master-feeder” arrangement. Such an investment would be made where the funds (a “Feeder”), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the “Master”). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

Foreign Investments

In addition to the restrictions previously described, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, P-notes may sometimes be used to gain access to these markets. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies and may be subject to the limitation that no more than 10% of the value of the fund’s total assets may be invested in such securities.

CUSTODIAN AND FUND ACCOUNTING

State Street Bank and Trust Company is the custodian for the funds’ U.S. securities and cash, but it does not participate in the funds’ investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank’s main office is at One Lincoln Street, Boston, Massachusetts 02111. State Street Bank maintains shares of the Funds-of-Funds in the book entry system of the funds’ transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities that are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan is Woolgate House, Coleman Street, London, EC2P 2HD, England.

T. Rowe Price and BNY Mellon, subject to the oversight of T. Rowe Price, each provide certain fund accounting services to the Price Funds.

CODE OF ETHICS

The funds, their investment adviser and investment subadviser, if applicable (T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Japan), and their principal underwriter (T. Rowe Price Investment Services) have adopted a written Code of Ethics and Conduct pursuant to Rule 17j-1 of the 1940 Act, which requires persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price’s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each fund’s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders. In addition, beginning with reporting periods ending on or after March 1, 2019, the funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, and prior to March 1, 2019, on Form N-Q. The funds’ Boards have adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and the disclosure of portfolio commentary and statistical information about the funds’ portfolios and their securities. In addition, T. Rowe Price has adopted and implemented policies and procedures reasonably designed to ensure compliance with the policies governing the disclosure of portfolio holdings, including the requirement to first confirm that an appropriate nondisclosure agreement has been obtained from each recipient of nonpublic holdings. The policies relating to the general manner in which the funds’ portfolio securities are disclosed, including the frequency with which portfolio holdings are disclosed and the length of time required between the effective date of the holdings information and the date on which the information is disclosed, are set forth in each fund’s prospectus. In addition, portfolio holdings with respect to periods prior to the most recent quarter-end may be disclosed upon request, subject to the sole discretion of T. Rowe Price.

This SAI sets forth details of the funds’ policy on portfolio holdings disclosure as well as the funds’ policy on disclosing information about the funds’ portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income, and/or international steering committees of the funds’ investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the Price Funds. Each steering committee comprises senior investment management personnel of T. Rowe Price, T. Rowe Price International, Price Hong Kong, Price Japan, and/or Price Singapore. Each committee as a whole determines the funds’ policy on the disclosure of portfolio holdings and related information. The funds’ Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds’ portfolios and the need to protect the funds from potentially harmful disclosures.

From time to time, officers of the funds, the funds’ investment adviser (and investment subadviser, if applicable) or the funds’ distributor (collectively, “TRP”) may express their views orally or in writing on one or more of the funds’ portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds’ most recent quarter-end and therefore may not be reflected on the list of the funds’ most recent quarter-end portfolio holdings disclosed on the website.

Additionally, TRP may provide oral or written information (“portfolio commentary”) about the funds, including, but not limited to, how the funds’ investments are divided among various sectors, industries, countries; value and growth stocks;

small-, mid-, and large-cap stocks and among stocks, bonds, currencies, and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. TRP may also provide oral or written information (“statistical information”) about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds’ most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of TRP, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

TRP also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Complete portfolio holdings are disclosed to the funds’ custodians, accounting vendors, and auditors. Portfolio holdings are disclosed to the funds’ pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds’ investment advisers and investment subadvisers may use analytical systems provided by third parties who may have access to the funds’ portfolio holdings. In all of these situations, the funds or TRP have entered into an agreement with the outside party under which the party undertakes to maintain the funds’ portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. TRP relies on these nondisclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth in the following table under “Fund Service Providers.” The policies and procedures adopted by the funds’ Boards require that any additions to the list of “Fund Service Providers” be approved by specified officers at TRP.

In certain limited situations, the funds may provide nonpublic portfolio holdings when T. Rowe Price believes that such disclosure will not be harmful to the fund. Examples include providing holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from one of the Price Funds and in connection with trial agreements with risk analytics vendors, data providers, and other service providers in order to fully evaluate the value of their services. In these situations, T. Rowe Price makes it clear through nondisclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind or allow T. Rowe Price to evaluate the services to be provided and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, as well as in connection with litigation involving the funds’ portfolio securities, the funds may disclose one or more of their securities.

Fund Service Providers

Service Provider	Service
Adobe	Systems Vendor
Algorithmics	Systems Vendor
Barclays	Fixed Income Analytics
Bloomberg	Pricing and Data Vendor
Bloomberg Barclays	Fixed Income Analytics
BNY Mellon	Fund Accounting and Middle Office
Broadridge	Printing and Mailing Vendor
Broadridge Systems	Systems Vendor

Service Provider	Service
Charles River	Systems Vendor
Citigroup	Fixed Income Analytics
COR-FS Ltd.	Systems Vendor
Corporate Communication Group	Printing and Mailing Vendor
DG3	Typesetting Vendor
Donnelley Financial Solutions	Printing and Mailing Vendor
DST Systems	Systems Vendor
DTCC Derivatives Repository Ltd.	Derivatives Reporting Vendor
DTI Global	Transcription Vendor
eVestment Alliance	Systems Vendor
FactSet	Systems Vendor
FX Transparency	FX Analytics
ISS	Proxy and Systems Vendor
Intercontinental Exchange, Inc.	Fixed Income Analytics
Interactive Data	Pricing and Systems Vendor
Investor Tools, Inc.	Fixed Income Analytics
ITG, Inc.	Pricing and Systems Vendor
Iron Mountain	Records Management Vendor

JPMorgan	Custodian and Securities Lending Agent

JW Boarman	Printing Vendor
KPMG	Audit and Tax Services
Lend Amend	Bank Debt Amendment Data Provider and Service
Linedata	Fund Accounting Oversight Platform Vendor
Lionbridge	Translation Vendor
London Stock Exchange Group	Transaction Reporting Vendor
Markit WSO Corporation	Bank Debt Reconciliation, Pricing, and Systems Vendor
Merrill Corporation	Printing and Mailing Vendor
Moody’s Analytics	Systems Vendor
MSCI	Investment Risk and Liquidity Analytics Provider
Omgeo LLC	Systems Vendor
Portware, LLC	Systems Vendor
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
RR Donnelley	Systems, Printing, and Mailing Vendor
SAP	Systems Vendor
SDL	Translation Vendor
Serena	Systems Vendor
SmartStream Technologies	Systems Vendor
Solvency Analytics AG	Systems Vendor
SS&C Technologies Holdings	Systems Vendor
Standard & Poor’s	Pricing Vendor
State Street Corporation	Custodian and Securities Lending Agent
Style Research	Systems Vendor
Sybase Inc.	Systems Vendor
Thomson Reuters	Pricing Vendor
TriOptima	Derivatives Reconciliation Systems Vendor

Service Provider	Service
Veritas	Records Management Vendor
WCI Consulting	Systems Vendor
Wilshire	Systems Vendor
PRICING OF SECURITIES

All Price Funds (Except Money Funds)

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

Debt securities are generally traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of 60 days or less may use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value, if the fund holds a significant amount of such securities with remaining maturities of more than 60 days, or in certain situations when determined prudent by the T. Rowe Price Valuation Committee (the “Valuation Committee”), the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Exchange-traded options on futures contracts are valued at the closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers.

Price Funds Investing in Foreign Securities

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transaction.

Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds’ portfolio securities may not occur on days when the funds are open.

If the Valuation Committee determines that developments between the close of a foreign market and the close of the NYSE (normally 4 p.m. ET) will affect the value of some or all of a fund’s portfolio securities, that fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Money Funds

For all government and retail money funds, securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Price Funds Investing in Hedge Funds

A fund relies primarily on the limited pricing and valuation information provided by the hedge fund managers in order to value its hedge fund investments. The funds attempt, to the extent they are able to do so, to review the valuation methodology utilized by a hedge fund to gauge whether its principles of fair value are consistent with those used by the funds for valuing their own investments. A fund will seek as much information as possible from the hedge fund in order to value its investment and determine the fair value of its interest in the hedge fund based on all relevant circumstances. This may include the most recent estimated net asset value and estimated returns reported by the hedge fund, as well as accrued management fees and any other relevant information available at the time the fund values its assets.

All Price Funds

The values assigned to private placements and other restricted securities, and to those investments for which the valuation procedures previously described are inappropriate, are stated at fair value as determined in good faith by the Valuation Committee. The Valuation Committee is an internal committee that has been delegated certain responsibilities by the funds’ Board to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford the greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. The Price Funds rely on various sources to calculate their net asset values. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by fund accounting providers, pricing sources, technological issues, or otherwise.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds’ shares is equal to the funds’ net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds is calculated as of the close of regular trading on the NYSE, normally 4 p.m. ET, every day the NYSE is open for trading. However, the net asset value may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Determination of net asset value (and the offering, sale, redemption, and purchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or

(d) exist. Under certain limited conditions, a money fund may accept and process purchase and redemption orders during times that the NYSE is not open for trading.

Money Funds

Maintenance of Retail and Government Money Funds’ Net Asset Value per Share at $1.00

It is the current policy of all TRP retail and government money market funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds’ acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a) The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds’ investment objectives, to stabilize the funds’ net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b) The funds must (i) maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable price per share; (ii) not purchase any instrument with a remaining maturity greater than 397 calendar days, except for certain adjustable rate government securities or other instruments that meet the requirements of Rule 2a-7; (iii) maintain a dollar-weighted average portfolio maturity of 60 calendar days or less; (iv) maintain a dollar-weighted average life of 120 calendar days or less; (v) not acquire any security other than a “weekly liquid asset,” as defined in Rule 2a-7, unless they hold at least 30% of their total assets in weekly liquid assets; and (vi) for the taxable funds, not acquire any security other than a “daily liquid asset,” as defined in Rule 2a-7, unless they hold at least 10% of their total assets in daily liquid assets;

(c) The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments that the funds’ Boards determine present minimal credit risks and that are eligible securities as defined by Rule 2a-7; and

(d) The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method, and (ii) the funds will continue to use the amortized cost method only as long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although each retail and government fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If a retail or government fund’s net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend during this period and receiving, upon redemption, a price per share lower than the price paid. On the other hand, if the funds’ net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

A money market fund’s Board may suspend redemptions and payment of redemption proceeds if the fund’s price per share, rounded to the nearest 1%, has deviated from the stable price established by the fund’s Board or the Board determines that such a deviation is likely to occur; the Board has irrevocably approved the liquidation of the fund; and the fund notifies the SEC of its decision to liquidate prior to suspending redemptions.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

REDEMPTIONS IN-KIND AND PURCHASES

Redemptions In-Kind

Certain Price Funds have filed with the SEC a notice of election under Rule 18f-1 of the 1940 Act. This election permits a fund to effect a redemption in-kind if, in any 90-day period, a shareholder redeems: (i) more than $250,000 from the fund or (ii) redeems more than 1% of the fund’s net assets. If either of these conditions is met, the fund has the right to pay the difference between the redemption amount and the lesser of these two figures with securities from the fund’s portfolio rather than in cash.

In the unlikely event a shareholder receives a redemption in-kind of portfolio securities from a fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred.

The Price Funds may also redeem securities in-kind to certain affiliates according to procedures adopted by the Price Funds’ Boards. The procedures generally require a pro-rata distribution of the fund’s securities subject to certain limited exceptions. Securities that may be excluded from an in-kind distribution include, among others: holdings that cannot be transferred or have other legal restrictions, such as certain types of derivatives; de minimis positions; positions being eliminated by the distributing fund and that will not be held by the receiving shareholder; and positions used as collateral. Any securities that are excluded from an in-kind distribution are not selected by either the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in-kind.

Purchases In-Kind

Transactions involving the issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and investment policies of the funds; (b) are generally acquired for investment and not for resale; (c) have a value that is readily ascertainable, which may include securities listed or traded in a recognized U.S. or international exchange or market; and (d) are not illiquid. The securities received in-kind must be deemed by the fund’s portfolio manager to be appropriate, in type and amount, for investment by the fund receiving the securities in light of its investment objectives, investment programs and policies, and its current holdings.

TAX STATUS

The tax discussion in the prospectus and this SAI provides only a brief summary of some of the tax consequences affecting the funds and the shareholders of the funds in general under the U.S. federal income tax law. You may also be subject to foreign, state, and local laws, which are not discussed here. No attempt has been made to discuss tax consequences specifically applicable to any particular shareholder. You should discuss with your tax advisor to determine tax consequences applicable to you and your investments.

Taxation of the Funds

The funds intend to qualify as “regulated investment companies” under Subchapter M of the Code. If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund’s distributions, to the extent made out of the fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund’s distributions may qualify for taxation at a reduced rate for non-corporate shareholders and for the deduction for dividends received by corporations; and (4) foreign tax credits and qualified REIT dividends, as explained in “Taxation of Fund Shareholders” below, would not “pass through” to shareholders. A fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in the Code, but such remedies may still result in a significant tax penalty to the fund.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. The investment company taxable income may include income required to be accrued before the fund receives cash associated with such income (for example, an original issue discount or market discount associated with debt obligations) and income or gains allocated from an investment in a partnership. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income, including any accrued income, and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. In some cases, a fund may have to make additional dividend distributions on subsequently determined undistributed income for a prior tax year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares. If a fund is not able to meet the distribution requirements, the fund may have to pay tax on the undistributed income.

Taxation of Fund Shareholders

For individual shareholders, a portion of the funds’ ordinary dividends representing “qualified dividend income” may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. “Qualified dividend income” is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on nonqualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the bond and money funds is expected to qualify for this lower rate.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain taxpayers, such as individuals, trusts and estates, may be eligible to claim, subject to limitations, a 20% federal income tax deduction for certain qualified business income, including “qualified REIT dividends” from real estate investment trusts (REITs) and “qualified publicly traded partnership income” from publicly traded partnerships (PTPs). For qualified REIT dividends and qualified publicly traded partnership income derived by the funds, the Code, however, does not currently have a provision permitting the funds to pass through the qualified REIT dividends or qualified publicly traded partnership income to their shareholders. In January of 2019, the IRS published interim guidance allowing mutual funds to pass through qualified REIT dividends to their shareholders in accordance with the interim guidance while it continues to consider whether mutual funds can pass through qualified publicly traded partnership income. Based on such interim guidance, a fund that decides to pass through the qualified REIT dividends will report such dividends to its shareholders in accordance with the IRS requirements. Due to the lack of IRS guidance on qualified publicly traded partnership income, a fund that invests directly or indirectly in PTPs will not pass through any qualified publicly traded partnership income derived by the fund. As a result, investors that invest directly in PTPs may be entitled to this 20% deduction for qualified publicly traded partnership income while shareholders in a fund that invests directly or indirectly in PTPs will not be entitled to this 20% deduction for qualified publicly traded partnership income derived by the fund.

For corporate shareholders, a portion of the funds’ ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the funds’ income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 91-day period beginning 45 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the bond, international, and money funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.

The funds may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in net asset value. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the IRS could challenge the funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the funds.

At the time of your purchase of shares (except in retail and government money market funds), the funds’ net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carryovers, if any. For federal income tax purposes, the funds are permitted to carry forward any net realized capital losses for eight years for any such losses incurred in taxable years beginning on or before December 22, 2010, or indefinitely for any such losses incurred in taxable years beginning after December 22, 2010, and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An ownership change could result in capital loss carryovers from taxable years beginning on or before December 22, 2010, to expire unused, thereby reducing a fund’s ability to offset capital gains with those losses. Capital loss carryovers generated in years beginning after December 22, 2010, are also subject to the ownership change limitation but will not expire. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change.

Upon the sale or exchange of your shares in a fund, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder’s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax adviser to determine the precise U.S. and local tax consequences to an investment in any fund.

A 30% withholding tax is currently imposed on all or a portion of any dividends paid, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government), to: (i) foreign financial institutions, including non-U.S. investment funds and trusts, unless they agree to collect and disclose to the IRS, or in certain cases to their country of residence, information regarding their direct and indirect U.S. account holders or are exempt from these requirements and certify as such and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, nonexempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its foreign shareholders are exempt from U.S. withholding tax, provided such foreign shareholders furnish valid tax documentation certifying such foreign shareholders’ non-U.S. status. A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, T. Rowe Price may choose to report qualifying distributions and apply the withholding tax exemption to those distributions when made to foreign shareholders investing in a fund. If you are investing in these funds through an intermediary, you should check with your intermediary whether any withholding tax would be applied to such distributions. For other funds, T. Rowe Price may choose not to report qualifying distributions or apply the withholding tax exemption to qualifying fund distributions made to foreign shareholders. A foreign shareholder subject to withholding tax on the qualifying fund distributions may have to file a U.S. federal income tax return to reclaim such withholding tax directly from the IRS.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds’ total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to “pass through” to the funds’ shareholders any eligible foreign income taxes paid by the funds. Certain funds of funds may also be able to pass through foreign taxes paid by other mutual funds in which they are invested if at least 50% of the value of the funds’ total assets at the end of each fiscal quarter comprises interests in such regulated investment companies. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.

Passive Foreign Investment Companies

The funds may purchase, directly or indirectly, the securities of certain foreign investment funds or trusts, called “passive foreign investment companies” for U.S. tax purposes. Sometimes such investments are the only or primary way to invest in companies in certain countries. Some or all of the capital gains on the sale of such holdings may be considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and/or an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and/or interest, the funds may treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses may be allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

Investing in Mortgage Entities

Special tax rules may apply to the funds’ investments in entities that invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits and interests in a REIT that qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

CAPITAL STOCK

All of the funds are organized as Maryland corporations (“Corporations”) or series thereof. The funds’ charters authorize the Boards to classify and reclassify any and all shares that are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds’ Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the bylaws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least 10% and (b) in the case of a meeting for any other purpose, at least 25%, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

The series (and classes) set forth in the following table have been established by the Boards under the articles of incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations’ shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series or class are enforceable against the assets associated with that series or class only. The articles of incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company, commonly known as a “mutual fund.”

Maryland Corporations	Year of Inception
T. Rowe Price Equity Series, Inc. (corporation) T. Rowe Price Blue Chip Growth Portfolio (series) T. Rowe Price Blue Chip Growth Portfolio—II (class) T. Rowe Price Equity Income Portfolio (series) T. Rowe Price Equity Income Portfolio—II (class) T. Rowe Price Equity Index 500 Portfolio (series) T. Rowe Price Health Sciences Portfolio (series) T. Rowe Price Health Sciences Portfolio—II (class) T. Rowe Price Mid-Cap Growth Portfolio (series) T. Rowe Price Mid-Cap Growth Portfolio—II (class) T. Rowe Price Moderate Allocation Portfolio (series) T. Rowe Price New America Growth Portfolio (series)	2000 2002 1994 2002 2000 2000 2002 1996 2002 1994 1994
T. Rowe Price Fixed Income Series, Inc. (corporation) T. Rowe Price Government Money Portfolio (series) T. Rowe Price Limited-Term Bond Portfolio (series) T. Rowe Price Limited-Term Bond Portfolio—II (class)	1996 1994 2005
T. Rowe Price International Series, Inc. (corporation) T. Rowe Price International Stock Portfolio (series)	1994

Government Money Portfolio

Effective May 1, 2016, the fund’s name was changed from T. Rowe Price Prime Reserve Portfolio to the T. Rowe Price Government Money Portfolio.

Moderate Allocation Portfolio

Effective May 1, 2019, the fund’s name was changed from T. Rowe Price Personal Strategy Balanced Portfolio to the T. Rowe Price Moderate Allocation Portfolio.

PROXY VOTING POLICIES

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the Price Funds, as well as other managed funds and institutional and private counsel clients who have delegated such responsibility to T. Rowe Price.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major proxy voting issues, creates guidelines, and oversees the voting process. The Proxy Committee, comprised of portfolio managers, investment analysts, operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In establishing our proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by an outside proxy advisor, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio managers decide how to vote on the proxy proposals of companies held in their portfolios. Because portfolio managers may have differences of opinion on portfolio companies and their unique governance issues, the Price Funds may cast different votes at the same shareholder meeting. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area, to provide fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders, or where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s Board of Directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and Board of Directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its Board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available through troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors

For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key Board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe Boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their Board duties due to their commitments to other Boards. We may vote against certain directors who have served on company Boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all Board members annually because Boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen Boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire Board if it fails to implement shareholder proposals that receive majority support.

Antitakeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes antitakeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such antitakeover mechanisms include classified Boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues

T. Rowe Price’s goal is to ensure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s Say-on-Pay vote in consecutive years.

Mergers and Acquisitions

T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues

T. Rowe Price analyzes corporate responsibility issues on a case-by-case basis utilizing research from ISS, company filings and sustainability reports, research from other investors and nongovernmental organizations, our internal industry research analysts, and our internal responsible investment specialists. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by Price Fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Index Fund

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc., common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (in this section, each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which

T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro-rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

Proxy Vote Disclosure

The Price Funds make broad disclosure of their proxy votes on troweprice.com and on the SEC’s Internet site at sec.gov. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

FEDERAL REGISTRATION OF SHARES

The funds’ shares are registered for sale under the 1933 Act. Registration of the funds’ shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody’s P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3  acceptable capacity for repayment of short-term promissory obligations.

S&P A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody’s The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships that exist with the issuer; and recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2, or P-3.

S&P Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2, or A-3.

Fitch 1–Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2–Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

Moody’s

Aaa–Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”

Aa–Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A–Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa–Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba–Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B–Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa–Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca–Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C–Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

S&P

AAA–This is the highest rating assigned by S&P’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA–Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A–Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB–Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D–In default.

Fitch

AAA–High-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA–Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A–Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB–Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles of Incorporation of Registrant, dated January 31, 1994 (electronically filed with initial Registration Statement dated February 4, 1994)

(a)(2) Articles Supplementary, for T. Rowe Price Personal Strategy Balanced Portfolio dated July 13, 1994 (electronically filed with Amendment No. 2 dated July 15, 1994)

(a)(3) Certificate of Correction, dated July 14, 1994 (electronically filed with Amendment No. 2 dated July 15, 1994)

(a)(4) Articles Supplementary, for T. Rowe Price Mid-Cap Growth Portfolio dated August 1, 1996 (electronically filed with Amendment No. 8 dated October 21, 1996)

(a)(5) Articles Supplementary, for T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Index 500 Portfolio, and T. Rowe Price Health Sciences Portfolio dated October 19, 2000 (electronically filed with Amendment No. 15 dated December 12, 2000)

(a)(6) Articles of Amendment of Registrant, on behalf of T. Rowe Price Personal Strategy Balanced Portfolio, dated April 1 , 2019

(b) By-Laws of Registrant, amended July 21, 1999, February 5, 2003, April 21, 2004, February 8, 2005, July 22, 2008, October 17, 2011, and July 25, 2018

(c) See Article SIXTH, Capital Stock, paragraphs (b)-(g) of the Articles of Incorporation, (electronically filed with initial Registration Statement); and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, of the Bylaws

(d)(1) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Equity Income Portfolio, and T. Rowe Price Associates, Inc., dated March 1, 1994 (electronically filed with Amendment No. 1 dated March 30, 1994)

(d)(2) Investment Management Agreement between Registrant, on behalf of T. Rowe Price New America Growth Portfolio, and T. Rowe Price Associates, Inc., dated March 1, 1994 (electronically filed with Amendment No. 1 dated March 30, 1994)

(d)(3) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Personal Strategy Balanced Portfolio, and T. Rowe Price Associates, Inc. dated July 27, 1994 (electronically filed with Amendment No. 4 dated October 26, 1994)

(d)(4) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price Associates, Inc., dated July 31, 1996 (electronically filed with Amendment No. 9 dated November 13, 1996)

(d)(5) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Blue Chip Growth Portfolio, and T. Rowe Price Associates, Inc., dated October 25, 2000 (electronically filed with Amendment No. 15 dated December 12, 2000)

(d)(6) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Equity Index 500 Portfolio, and T. Rowe Price Associates, Inc., dated October 25, 2000 (electronically filed with Amendment No. 15 dated December 12, 2000)

(d)(7) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Health Sciences Portfolio, and T. Rowe Price Associates, Inc., dated October 25, 2000 (electronically filed with Amendment No. 15 dated December 12, 2000)

(d)(8) Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated April 24, 2007 (electronically filed with Amendment No. 26 dated April 29, 2008)

(e)(1) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 21 dated April 30, 2003)

(e)(2) Amendment to Underwriting Agreements between Each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 46 dated April 26, 2018)

(f) Inapplicable

(g) Custody Agreements

(g)(1) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19,  2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, and August 9, 2018

(g)(2) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, May 1, 2018, October 1, 2018, and January 25, 2019

(h) Other Agreements

(h)(1) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2019, as amended March  1, 2019 and May 1, 2019

(h)(2) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 44 dated September 26, 2016)

(h)(3) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, and August 9, 2018

(h)(4) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, October 30, 2017, June 21, 2018, June 22, 2018, October 1, 2018, and November 27, 2018

(h)(5) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, October 30, 2017, and August 9, 2018

(h)(6) Securities Lending Agreement Amendments between each of the T. Rowe Price Funds listed on Appendix 4 and JPMorgan Chase Bank, N.A., dated April 11, 1995, as amended September 24, 2014, November 24, 2014, and February 1, 2016 (electronically filed with Amendment No. 44 dated April 26, 2017)

(h)(7) Amendments to the Amended and Restated Securities Lending Authorization Agreement between each of the T. Rowe Price Funds listed on Schedule B and State Street Bank and Trust Company, dated January 30, 2012, as amended January 22, 2013, September 24, 2014, January 30, 2015, August 1, 2015, October 27, 2015, and February 23, 2016 (electronically filed with Amendment No. 44 dated April 26, 2017)

(h)(8) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price Blue Chip Growth Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(h)(9) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price Equity Income Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(h)(10) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price Equity Index 500 Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(h)(11) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price Health Sciences Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(h)(12) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(h)(13) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price New America Growth Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(h)(14) Management Fee Waiver Agreement between the Registrant, on behalf of T. Rowe Price Personal Strategy Balanced Portfolio, and T. Rowe Price Associates, Inc., dated July 1, 2018

(i) Inapplicable

(j) Other Opinions

(j)(1) Consent of Independent Registered Public Accounting Firm

(j)(2) Opinion of Counsel

(j)(3) Power of Attorney

(k) Inapplicable

(l) Inapplicable

(m)(1) Rule 12b-1 Plan for T. Rowe Price Mid-Cap Growth Portfolio-II, dated May 1, 2003 (electronically filed with Amendment No. 21 dated April 30, 2003)

(m)(2) Rule 12b-1 Plan for T. Rowe Price Blue Chip Growth Portfolio-II, dated May 1, 2003 (electronically filed with Amendment No. 21 dated April 30, 2003)

(m)(3) Rule 12b-1 Plan for T. Rowe Price Equity Income Portfolio-II, dated May 1, 2003 (electronically filed with Amendment No. 21 dated April 30, 2003)

(m)(4) Rule 12b-1 Plan for T. Rowe Price Health Sciences Portfolio-II, dated May 1, 2003 (electronically filed with Amendment No. 21 dated April 30, 2003)

(m)(5) Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. dated February 6, 2002 (electronically filed with Amendment No. 18 dated February 28, 2002)

(n)(1) Rule 18f-3 Plan for T. Rowe Price Mid-Cap Growth Portfolio-II, dated February 6, 2002 (electronically filed with Amendment No. 18 dated February 28, 2002)

(n)(2) Rule 18f-3 Plan for T. Rowe Price Blue Chip Growth Portfolio-II, dated February 6, 2002 (electronically filed with Amendment No. 18 dated February 28, 2002)

(n)(3) Rule 18f-3 Plan for T. Rowe Price Equity Income Portfolio-II, dated February 6, 2002 (electronically filed with Amendment No. 18 dated February 28, 2002)

(n)(4) Rule 18f-3 Plan for T. Rowe Price Health Sciences Portfolio-II, dated February 6, 2002 (electronically filed with Amendment No. 18 dated February 28, 2002)

(p) Code of Ethics and Conduct, dated September 1, 2018

Item 29. Persons Controlled by or Under Common Control With Registrant

None

Item 30. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates as listed in Item 31 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“T. Rowe Price Group”), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (“Price International”), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser to foreign collective investment schemes and is responsible for marketing and client servicing for non-U.S. clients. Price International provides investment management services to registered investment companies and other institutional investors, and acts as sponsor, investment manager, and primary distributor of collective investment schemes domiciled in Luxembourg. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (“Price Singapore”), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (“Price Japan”), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan may serve as adviser to the Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency to carry out investment management business, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (“Price Australia”), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. It is licensed by the Swiss Financial Market Supervisory Authority FINMA to distribute collective investment schemes. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for institutional clients.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (“Retirement Plan Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (“Price Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and

T. Rowe Price (Luxembourg) Management SÀRL (“SÀRL”), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. SÀRL acts as the management company and is charged with the administration and management of certain Luxembourg funds, a UK fund and a Cayman fund. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (“Price UK”), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018. Price UK will serve as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Mark S. Bartlett, Director of T. Rowe Price Group. Prior to retiring in 2012, Mr. Bartlett started his career at Ernst & Young in 1972, earned the designation of certified public accountant, became a partner in 1985, and the Baltimore Office Managing Partner in June 1998. Mr. Bartlett also serves on the boards of directors of Rexnord Corporation, FTI Consulting, and Williams Scotsman. Mr. Bartlett’s address is 1206 Scotts Knoll Court, Lutherville, Maryland 21093.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has served as the chairman of Bush International, LLC, which advises U.S. corporations and foreign governments on international capital markets, strategic business, and economic matters, since 1991. Ms. Bush serves on the boards of directors of Discover Financial Services, ManTech International Corporation, Marriott International, Inc., and Bloom Energy. Ms. Bush’s address is 3509 Woodbine Street, Chevy Chase, Maryland 20815.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has served as President of the University of Maryland since 1992. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. He also serves on the boards of the Alfred P. Sloan Foundation, The Robert G. & Anne M. Merrick Foundation, Inc./The Jacob and Anita France Foundation, Inc., Marguerite Casey Foundation (Chair), The Urban Institute, the Maryland Business Roundtable for Education, McCormick & Company, and the Baltimore Equitable Society. Dr. Hrabowski’s address is 1000 Hilltop Circle, Baltimore, Maryland 21250.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. He also serves as Chairman of Yellow Media, Inc. and is a member of the board of directors of Right to Play. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, Ontario M5K 1N9.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a senior fellow at the Bipartisan Policy Center, where she serves on its board of directors and cochairs its Commission on Political Reform. Ms. Snowe also served as Senator in the U.S. Senate from 1995 to 2013, and as a member of the U.S. House of Representatives from 1979 to 1995. Ms. Snowe serves on the boards of Aetna, Inc., Synchrony Financial, and Synchrony Bank. Ms. Snowe’s address is One Canal Plaza, Suite 501, Portland, Maine 04101.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma is vice chairman and partner at The Asia Group. He previously served as United States ambassador to India from 2014 to 2017. Prior to his service as U.S. ambassador, Mr. Verma joined Steptoe & Johnson LLP, a global law firm, in 1998 and held many roles, including partner and senior counselor from 2011 to 2014. Mr. Verma also served as assistant secretary of state for legislative affairs from 2009 to 2011 and senior national security advisor to the Senate majority leader from 2004 to 2007. Mr. Verma is a U.S. Air Force veteran who, during active duty, served as judge advocate. Mr. Verma’s address is 5933 Anniston Road, Bethesda, Maryland 20817.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg is an executive advisor of Aquiline Capital Partners LLC, a private equity investment firm specializing in the financial services sector. Ms. Wijnberg currently serves on the Board of Directors of Automatic Data Processing, Inc. and from 2003 to 2016 served on the Board of Directors of Tyco International PLC. She is also a director of Seeds of Peace, the Alliance for Young Artists & Writers, Spark MicroGrants, and the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg address is 16 West 77th Street, Apartment 10E, New York, New York 10024

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson is retired executive chairman of McCormick & Company, Inc. He was chairman and chief executive officer of McCormick & Company, Inc. from 2008 - 2016. He serves on the boards of directors of the WestRock Company. Mr. Wilson also serves on the Board of Visitors of the University of Maryland, Baltimore County as well as the Advisory Council for the University of Tennessee’s Haslam College of Business. Mr. Wilson holds a Bachelor of Science degree from the University of Tennessee and received an honorary doctorate in science from the Maryland University of Integrative Health. Mr. Wilson’s address is 1481 Anhinga Pointe, Naples, Florida 34105.

Independent Manager of T. Rowe Price (Luxembourg) Management SÀRL

Alfred Francois (Freddy) Brausch, Manager of T. Rowe Price (Luxembourg) Management SÀRL. Mr. Brausch was a managing partner of Linklaters LLP Luxembourg until April 2016. He serves as Vice Chairman and is a member of the Executive Committee of the Luxembourg Investment Fund Association (“ALFI”). Mr. Brausch also serves as a member of the Haut Comité Juridique de la Place Financière, and several advisory committees to the Luxembourg Financial Sector Supervisory Commission (“CSSF”). Mr. Brausch’s address is 35 Avenue John F. Kennedy, L-1855, Luxembourg.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company

Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
Phillipe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director Vice President Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director Authorized Signer

Oliver D. Bell	T. Rowe Price (Luxembourg) Management SÀRL	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Vice President
Edward C. Bernard	T. Rowe Price Group, Inc.	Director Vice Chairman of the Board

Murray E. Brewer	T. Rowe Price Australia Limited	Director Vice President
	T. Rowe Price Group, Inc.	Vice President
Archibald A. Ciganer	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Vice President

Name	Company Name	Position Held With Company

Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Authorized Signer
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President Treasurer
	T. Rowe Price International Ltd	Director
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	Director President
	TRP Suburban Second, Inc.	Director President
	TRPH Corporation	Director President
Jeremy M. Fisher	T. Rowe Price (Luxembourg) Management SÀRL	Vice President Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Director Managing Officer
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Chief Compliance Officer Vice President
	T. Rowe Price International Ltd	Director Chief Compliance Officer Vice President
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Chief Compliance Officer Vice President
	T. Rowe Price UK Limited	Director Authorized Signer
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Robert C.T. Higginbotham	T. Rowe Price (Canada), Inc.	Chairman of the Board President
	T. Rowe Price (Luxembourg) Management SÀRL	Chairman of the Board
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Chairman of the Board Chief Executive Officer President
	T. Rowe Price UK Limited	Chairman of the Board
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Company’s Representative Vice President
Randal S. Jenneke	T. Rowe Price Australia Limited	Director Vice President
	T. Rowe Price Group, Inc.	Vice President
Scott E. Keller	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director Vice President

Name	Company Name	Position Held With Company

Christine M. Morgan	T. Rowe Price (Canada), Inc.	Director Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Director Vice President Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Vice President
	T. Rowe Price UK Limited	Authorized Signer
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Director Vice President Secretary Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director Secretary
	T. Rowe Price Associates, Inc.	Director Vice President Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Legal Officer Vice President Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President Secretary
	T. Rowe Price Investment Services, Inc.	Director Vice President Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director Vice President Secretary
	T. Rowe Price Services, Inc.	Director Vice President Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director Chairman of the Board Chief Executive Officer President Secretary
	T. Rowe Price UK Limited	Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director Vice President Secretary

Name	Company Name	Position Held With Company
Brian C. Rogers	T. Rowe Price Group, Inc.	Director

Robert W. Sharps	T. Rowe Price Associates, Inc.	Director Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director Chairman of the Board President
	T. Rowe Price Group, Inc.	Director Chief Executive Officer President
	T. Rowe Price International Ltd	Vice President
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer
Nicholas S. Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director

Keswaralingam Visuvalingam	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer
	T. Rowe Price Singapore Private Ltd.	Director Chief Executive Officer Vice President
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President

T. Rowe Price Japan, Inc.	Director

William R. Weible	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director Vice President Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Item 32. Principal Underwriters

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the mutual funds sponsored and managed by T. Rowe Price Associates, Inc., including the following investment companies:

T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund, Inc.

T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Communications & Technology Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Floating Rate Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.
T. Rowe Price Global Multi-Sector Bond Fund, Inc.
T. Rowe Price Global Real Estate Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price GNMA Fund, Inc.
T. Rowe Price Government Money Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Index Trust, Inc.
T. Rowe Price Inflation Protected Bond Fund, Inc.
T. Rowe Price Institutional Equity Funds, Inc.
T. Rowe Price Institutional Income Funds, Inc.
T. Rowe Price Institutional International Funds, Inc.
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price International Index Fund, Inc.
T. Rowe Price International Series, Inc.
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Multi-Sector Account Portfolios, Inc.
T. Rowe Price Multi-Strategy Total Return Fund, Inc.
T. Rowe Price New America Growth Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc.
T. Rowe Price Quantitative Management Funds, Inc.
T. Rowe Price Real Assets Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Reserve Investment Funds, Inc.
T. Rowe Price Retirement Funds, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Spectrum Fund, Inc.
T. Rowe Price State Tax-Free Funds, Inc.
T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price Total Return Fund, Inc.
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.
T. Rowe Price U.S. Large-Cap Core Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc.
T. Rowe Price Value Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Scott B. David	Chairman of the Board, Director, and President	None
Aimee R. DeCamillo	Director	None
Timothy S. Dignan	Treasurer and Vice President	None
Stephanie P. Mumford	Chief Compliance Officer and Vice President	None
Christopher C. Newman	Director and Vice President	None
David Oestreicher	Director, Vice President, and Secretary	Director, Principal Executive Officer, Executive Vice President
Wayne Park	Director and Vice President	None
George D. Riedel	Director and Vice President	None
Susanne P. Voelker	Controller and Vice President	None
Christine B. Akins	Vice President	None
Brent A. Andersen	Vice President	None
Lorraine J. Andrews	Vice President	None
Cheryl L. Armitage	Vice President	None
Brendan C. Asaff	Vice President	None
Christopher P. Augelli	Vice President	None
Andrew L. Baird	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Antonio Bass	Vice President	None
Thomas E. Bauer	Vice President	None
Cheri M. Belski	Vice President	None
Sukhvinder K. Bhogal	Vice President	None
Bryan K. Blackmon	Vice President	None
Thomas J. Bonner	Vice President	None
Matthew W. Boren	Vice President	None
Chase B. Bower	Vice President	None
Darrell N. Braman	Vice President	Vice President and Secretary
Jaime M. Branstetter	Vice President	None
Anne Whitescarver Brown	Vice President	None
Martin P. Brown	Vice President	None
Christopher D. Browne	Vice President	None
Barbara J. Burdett	Vice President	None
Jason N. Butler	Vice President	None
Adam Byard	Vice President	None
Tegan Call	Vice President	None
Sheila P. Callahan	Vice President	None
Christopher E. Carpenter	Vice President	None
Cameron H. Carty	Vice President	None

Laura H. Chasney	Vice President	None
Jay Cherian	Vice President	None
Jerome A. Clark	Vice President	None
Basil Clarke	Vice President	None
Kathleen M. Coates	Vice President	None
Adam Cohen	Vice President	None
Douglas J. Comer	Vice President	None
Roberta V. Cordova	Vice President	None
Anne M. Coveney	Vice President	None
Mark Cover	Vice President	None
Robert A. Craft	Vice President	None
J. Lawrence Cronin, Jr.	Vice President	None
Jonathan J. Crooks	Vice President	None
Keith M. Crouse	Vice President	None
Joseph A. Crumbling	Vice President	None
Valerie A. D’Agostino	Vice President	None
Susan M. D’Angelo	Vice President	None
Martha Brock Daniel	Vice President	None
Michael Davis	Vice President	None
Terrence L. Davis	Vice President	None
Benjamin P. DeFelice	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Patrick M. Delaney	Vice President	None
Peter A. DeLibro	Vice President	None
Lauren D. DeLuca	Vice President	None
Sanjeev K. Dev	Vice President	None
David E. Donahoo	Vice President	None
Jean M. Dunn	Vice President	None
Scott Dutcher	Vice President	None
Heather C. Dzielak	Vice President	None
John Eiler	Vice President	None
Dennis J. Elliott	Vice President	None
Rebecca A. English	Vice President	None
James P. Erceg	Vice President	None
John H. Escario	Vice President	None
Wayne C. Ewan	Vice President	None
Rick Falcione	Vice President	None
Christopher D. Ferrara	Vice President	None
Lauren Brooke Ferrara	Vice President	None
David Jonathan Fineman	Vice President	None
Brooks J. Fisher	Vice President	None
Derek W. Fisher	Vice President	None
Adam Fletcher	Vice President	None
Mary L. Fletcher	Vice President	None
Andrew Fluet	Vice President	None
Jessica Ford	Vice President	None
Michael K. Fowler	Vice President	None
Victoria Fung	Vice President	None
Daniel J. Funk	Vice President	None
Christopher M. Gaeng	Vice President	None
Thomas A. Gannon	Vice President	None
Michele J. Giangrande	Vice President	None
John R. Gilner	Vice President	Chief Compliance Officer
Andrew C. Goeller	Vice President	None
Jason L. Gounaris	Vice President	None
Douglas M. Greenstein	Vice President	None
Leah B. Greenstein	Vice President	None
Gail Griffin	Vice President	None
Kris Guidroz	Vice President	None
Noel Hainsselin	Vice President	None
John Halaby	Vice President	None
Jason E. Hammond	Vice President	None
Philip E. Hauser	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Jeffrey J. Hill	Vice President	None
Todd Hiller	Vice President	None
Megan Hopps	Vice President	None
Jason P. Horenci	Vice President	None
Karen J. Igler	Vice President	None
Robert C. Ihle	Vice President	None
Katrina Jacobs	Vice President	None
Lloyd Brendan James	Vice President	None
Daniel M. Jarrett	Vice President	None
Anjanette Kallas	Vice President	None
Heidi C. Kaney	Vice President	None
Thomas E. Kazmierczak, Jr.	Vice President	None
Cindy H. Kennedy	Vice President	None
David M. Kittredge	Vice President	None
Matthew Ko	Vice President	None
Jeffrey A. Krawczak	Vice President	None
Michael K. Krawczyk	Vice President	None
Michael J. Kubik	Vice President	None
Jennifer Kulp	Vice President	None
Douglas C. Lambert	Vice President	None
Steven A. Larson	Vice President	None
Lorie Latham	Vice President	None
Christy H. Lausch	Vice President	None
Jonathan N. Lepore	Vice President	None

Ryan M. Liberatore	Vice President	None
Benjamin M. Livingston	Vice President	None
William J. Luecking	Vice President	None
Sean M. Lynch	Vice President	None
Benjamin W. Lythgoe	Vice President	None
Christopher B. Macon	Vice President	None
Edward M. Martin	Vice President	None
Vinnett M. Mason	Vice President	None
Taylor L.B. Mayo	Vice President	None
Christopher D. McAvoy	Vice President	None
Karan McClimans	Vice President	None
Michael A. McKenna	Vice President	None
Carey J. McKenzie	Vice President	None
Elizabeth M. Mealey	Vice President	None
Hector Mendez	Vice President	None
Eric Milano	Vice President	None
Sebastian J. Mitchell	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Daniella Moiseyev-Cunniffe	Vice President	None
Gwendolyn Moody	Vice President	None
Thomas R. Morelli	Vice President	None
Dana P. Morgan	Vice President	None
James Mugno	Vice President	None
James P. Murphy, Jr.	Vice President	None
T. Michael Murphy	Vice President	None
Paul Musante	Vice President	None
Susan L. Nakai	Vice President	None
C.J. Nesher	Vice President	None
Robert H. Nicholson	Vice President	None
William N. Nolan	Vice President	None
Kevin M. O’Brien	Vice President	None

Barbara A. Mowery O’Connor	Vice President	None

Olutokunbo A. Ojo-Ade	Vice President	None

Michael D. Oroszi	Vice President	None

Michael J. Park	Vice President	None

Adam Peach	Vice President	None
Glenn A. Pendleton	Vice President	None
Paul J. Pfeiffer	Vice President	None
John E. Pflieger	Vice President	None
Gregory L. Phillips	Vice President	None
Samantha J. Pilon	Vice President	None
Rudy Pimentel	Vice President	None
Cheryl M. Pipia	Vice President	None
Matthew Pisanelli	Vice President	None
Victor M. Pita	Vice President	None
Andrew Pizza	Vice President	None
Fran M. Pollack-Matz	Vice President	None
Brian R. Poole	Vice President	None
Matthew T. Pope	Vice President	None
William Presley	Vice President	None
Jacob V. Pruitt	Vice President	None
Jennifer J. Pyne	Vice President	None
Katherine Keene Quillen	Vice President	None
John K. Ramirez	Vice President	None
Meara R. Ranadive	Vice President	None
Seamus A. Ray	Vice President	None
Margaret H. Raymond	Vice President	None
Jennifer L. Richardson	Vice President	None
Suzanne J. Ricklin	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Erik C. Ronne	Vice President	None
Mary H. Roosevelt Long	Vice President	None
Brett Round	Vice President	None
Mark B. Ruhe	Vice President	None
Megan Keyser Rumney	Vice President	None
Melissa J. Sacks	Vice President	None
Kevin C. Savage	Vice President	None
Dorothy C. Sawyer	Vice President	None
Michael R. Saylor	Vice President	None
Jason M. Scarborough	Vice President	None
Mark A. Scarborough	Vice President	None
Joshua Scher	Vice President	None
Richard Schultz	Vice President	None
Robert A. Seidel	Vice President	None
Rania B. Selfani	Vice President	None
Amelia Seman	Vice President	None
Brandon Shea	Vice President	None
Erin C. Sheehan	Vice President	None
Karen M. Sheehan	Vice President	None
Nicholas A. Sheppard	Vice President	None
John E. Shetterly	Vice President	None
Ren Ruan Shi	Vice President	None
Jae M. Shin	Vice President	None
Thomas E. Shipley	Vice President	None
Daniel T. Shively	Vice President	None
Sheila Simmons	Vice President	None
Carole Hofmeister Smith	Vice President	None
Danielle Nicholson Smith	Vice President	None
Ian M. Smith	Vice President	None
Lauren Smith	Vice President	None
Phil Soto	Vice President	None
Craig J. St. Thomas	Vice President	None
Nathan G. Tawes	Vice President	None
Christopher J. Theall	Vice President	None
Christopher N. Thuku	Vice President	None
David S. Tondreault	Vice President	None
Alan P. Valenca	Vice President	None
Todd R. Valles	Vice President	None
Tyler VanZandt	Vice President	None
Adam J. Varga	Vice President	None
Stephen B. Vaughan	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Bryan W. Venable	Vice President	None
Benjamin Vidmar	Vice President	None
Eric P. Wagner	Vice President	None
Jacob Walker	Vice President	None
John H. Wallick	Vice President	None
William R. Weker, Jr.	Vice President	None
Paula A. Wendt	Vice President	None
Mark P. Whiskeyman	Vice President	None
Mary E. Whiteman	Vice President	None
Jennifer Whitman	Vice President	None
Natalie C. Widdowson	Vice President	None
Jonathan Wilkinson	Vice President	None
Mary G. Williams	Vice President	None
Barrett Wragg	Vice President	None
Lea B. Wray	Vice President	None
Matthew Wright	Vice President	None
John Mitchell (Mitch) Wurzer	Vice President	None
Paul A. Zettl	Vice President	None
Kelly L. Zimmerman	Vice President	None
James Zurad	Vice President	None
Kimberly S. Abramshe	Assistant Vice President	None
Opeoluwa Afe	Assistant Vice President	None
Daniel Michael Alderman	Assistant Vice President	None
Martin D. Allenbaugh, Jr.	Assistant Vice President	None
Kristen L. Alliger	Assistant Vice President	None
Megan L. Anderson	Assistant Vice President	None
Ashish L. Arora	Assistant Vice President	None
Chad L. Baker	Assistant Vice President	None
Jason L. Bandel	Assistant Vice President	None
Benjamin Barker	Assistant Vice President	None
Ryan N. Barker	Assistant Vice President	None
Daniel F. Beadell	Assistant Vice President	None
Andrew A. Beliveau	Assistant Vice President	None
Matthew J. Bender	Assistant Vice President	None
Catherine L. Berkenkemper	Assistant Vice President	None
Javier Bermudez	Assistant Vice President	None
Thomas J. Bianco	Assistant Vice President	None
Robert R. Biden	Assistant Vice President	None
Paul Bishop	Assistant Vice President	None
Michael A. Bitzelberger	Assistant Vice President	None
Tara Brummell	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Heather C. Buchanan	Assistant Vice President	None
Jeffrey A. Burns	Assistant Vice President	None
Nicole J. Burroughs	Assistant Vice President	None
Casey S. Cartun	Assistant Vice President	None
Kathleen N. Carullo	Assistant Vice President	None
Thomas F. Casperite	Assistant Vice President	None
David Chatterton	Assistant Vice President	None
Kevin S. Clapper	Assistant Vice President	None
Philip W. Collier	Assistant Vice President	None
Steven Cook	Assistant Vice President	None
Neil Cooper	Assistant Vice President	None
Brandon Cuellar	Assistant Vice President	None
Lawrence C. D’Alessandra	Assistant Vice President	None
David B. Daniel	Assistant Vice President	None
Heather R. Demsky	Assistant Vice President	None
Eric W. Dezell	Assistant Vice President	None
Daniel S. Dier	Assistant Vice President	None
Robert Dill	Assistant Vice President	None
Kristin N. Dodson	Assistant Vice President	None
Ashley Echols	Assistant Vice President	None
Craig Elliott	Assistant Vice President	None
David M. Fairall	Assistant Vice President	None
Keith Darren Matthew Falcao	Assistant Vice President	None
Robin Feil	Assistant Vice President	None
Tara L. Finney	Assistant Vice President	None
Laura Toner Fitzpatrick	Assistant Vice President	None
Anne Fleshman	Assistant Vice President	None
Ginny Lee Foran	Assistant Vice President	None
Kelsey E. Gallagher	Assistant Vice President	None
Tyler M. Ghingher	Assistant Vice President	None
David M. Gilliam	Assistant Vice President	None
Roger W. Gluck	Assistant Vice President	None
David M. Gonzalez	Assistant Vice President	None
Christine A. Gorham	Assistant Vice President	None
Mary Abagail Groom	Assistant Vice President	None
Timothy A. Harris	Assistant Vice President	None
James C. Hebert	Assistant Vice President	None
Julia K. Hesson	Assistant Vice President	None
Erin M. Hogan	Assistant Vice President	None
Keith Holmes	Assistant Vice President	None
Patrick Irish	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Sara Hodges Ismart	Assistant Vice President	None
Christopher Keelan	Assistant Vice President	None
Tya M. Kelly	Assistant Vice President	None
Emily A. Kookogey	Assistant Vice President	None
Daniel Lader	Assistant Vice President	None
Joshua Levine	Assistant Vice President	None
Paul M. Lichtinger	Assistant Vice President	None
Jeffrey D. Logsdail	Assistant Vice President	None
Michael Lucas	Assistant Vice President	None
MariaCarla Lurz	Assistant Vice President	None
Alyson Luszcz	Assistant Vice President	None
Danielle K. Malanczuk	Assistant Vice President	None
Amanda E. Malone Klink	Assistant Vice President	None
Patrick R. Maloney	Assistant Vice President	None
Michael R. Manning	Assistant Vice President	None
Bridgette M. Mathias	Assistant Vice President	None
David Matsumura	Assistant Vice President	None
Kevin T. McCarthy	Assistant Vice President	None
Shawn P. McConnon	Assistant Vice President	None
Erica M. McGinnes	Assistant Vice President	None
Keith McGurrin	Assistant Vice President	None

Gregory Moro	Assistant Vice President	None
James V. Morrow	Assistant Vice President	None
Daniel J. Nelson	Assistant Vice President	None

David V. Norris	Assistant Vice President	None
Michael J. Norton	Assistant Vice President	None
Kelly M. Nowlan	Assistant Vice President	None
Michael S. Olshefski	Assistant Vice President	None
Donald G. Phillips	Assistant Vice President	None
Anthony D. Polichemi	Assistant Vice President	None

Aditya S. Raval	Assistant Vice President	None
David Ray	Assistant Vice President	None
Amir Reda	Assistant Vice President	None
Ryan S. Reese	Assistant Vice President	None
Caitlin Reilly	Assistant Vice President	None
Stuart L. Ritter	Assistant Vice President	None
Dorothy A. Rostkowski	Assistant Vice President	None
Laura L. Russell	Assistant Vice President	None
Shawn A. Sacchetti	Assistant Vice President	None
Christopher D. Schwartz	Assistant Vice President	None

Heather L.H. Seabeck	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Eric A. Seale	Assistant Vice President	None
Stewart Shettle	Assistant Vice President	None
Garrett S. Siperko	Assistant Vice President	None
Robert A. Skaare II	Assistant Vice President	None
Jesse Smith	Assistant Vice President	None
Francisco R. Solis	Assistant Vice President	None

Daniel Strine	Assistant Vice President	None
Jennifer L. Suess	Assistant Vice President	None
Daniel Tafoya	Assistant Vice President	None
Ali Tajdar	Assistant Vice President	None
Jill M. Talbott	Assistant Vice President	None
Daniel Tambellini	Assistant Vice President	None
Nathan A. Taylor	Assistant Vice President	None
Lindsay F. Theodore	Assistant Vice President	None
Joy A. Thomas	Assistant Vice President	None
Jaclyn S. Tondreault	Assistant Vice President	None
Michael R. Trujillo	Assistant Vice President	None
Ryan Uhle	Assistant Vice President	None
Courtney Vollbracht	Assistant Vice President	None
William Maitland Walton	Assistant Vice President	None
Carey Ward	Assistant Vice President	None
David Weeks	Assistant Vice President	None
Timothy M. White	Assistant Vice President	None
Marcus A. Whitehead	Assistant Vice President	None
Nicole S. Whitman	Assistant Vice President	None
Andrew M. Winn	Assistant Vice President	None
Bradley H. Yates	Assistant Vice President	None
Kathleen Yocham	Assistant Vice President	None
Virginia G. Connolly	Assistant Secretary	None
Cheryl L. Emory	Assistant Secretary	None
Kathryn L. Reilly	Assistant Secretary	None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202, 1735 Market Street, Philadelphia, Pennsylvania 19103, and 103 Bellevue Parkway, Wilmington, Delaware 19809. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company’s Service Center (State Street South), One Lincoln Street, Boston, Massachusetts 02111.

Custody of Registrant’s portfolio securities which are purchased outside the United States is maintained by JPMorgan Chase Bank, London, in its foreign branches, with other banks or foreign depositories. JPMorgan Chase Bank, London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

Item 34. Management Services

Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 35. Undertakings

(a) Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this April 29, 2019.

 T. ROWE PRICE EQUITY SERIES, INC.

 /s/David Oestreicher

By: David Oestreicher

 Director and Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	April 29, 2019

David Oestreicher	and Executive Vice President

/s/Catherine D. Mathews	Treasurer	April 29, 2019

Catherine D. Mathews	(Principal Financial Officer)
and Vice President

*

Teresa Bryce Bazemore	Director	April 29, 2019

*

Ronald J. Daniels	Director	April 29, 2019

*

Bruce W. Duncan	Director	April 29, 2019

*

Robert J. Gerrard, Jr.	Chairman of the Board	April 29, 2019

and Director

*

Paul F. McBride	Director	April 29, 2019

*

Cecilia E. Rouse	Director	April 29, 2019

*

John G. Schreiber	Director	April 29, 2019

/s/Robert W. Sharps	Director and President	April 29, 2019

Robert W. Sharps

*/s/David Oestreicher	Attorney-In-Fact	April 29, 2019
David Oestreicher